   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 23, 2003


                       1933 ACT REGISTRATION NO. 333-49230
                       1940 ACT REGISTRATION NO. 811-07975

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
                       PRE-EFFECTIVE AMENDMENT NO.___ [ ]


                       POST-EFFECTIVE AMENDMENT NO.6 [X]


                                       AND

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]


                       POST-EFFECTIVE AMENDMENT NO.25 [X]


                        (CHECK APPROPRIATE BOX OR BOXES)

                    PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM
                            VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                               (Name of Depositor)

                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992

                                 (973) 802-7333

    (Address and telephone number of depositor's principal executive offices)

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992

                                 (973) 802-4708

                    (Name and address of agent for service)
                                   Copies to:


                                ADAM SCARAMELLA
                        VICE PRESIDENT, CORPORATE COUNSEL
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-4940



It is proposed that this filing will become effective (check appropriate space):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] April 25, 2003 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485


[ ] On              pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box: [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                      Title of Securities Being Registered:
               Interests in Individual Variable Annuity Contracts

STRATEGIC PARTNERS(SM)
ANNUITY ONE
VARIABLE ANNUITY
--------------------------------------------------------------------------------
PROSPECTUS: MAY 1, 2003


THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY). PRUCO LIFE OF NEW JERSEY IS AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.


THE FUNDS
------------------------------------------------------------


Strategic Partners Annuity One offers a wide variety of investment choices, including 27 variable investment options that invest in mutual funds managed by these leading asset managers:

PRUDENTIAL INVESTMENTS LLC
JENNISON ASSOCIATES LLC
A I M CAPITAL MANAGEMENT, INC.
ALLIANCE CAPITAL MANAGEMENT, L.P.

CALAMOS ASSET MANAGEMENT, INC.

DAVIS ADVISORS

DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LIMITED


FIDELITY MANAGEMENT & RESEARCH COMPANY


GE ASSET MANAGEMENT, INCORPORATED

INVESCO FUNDS GROUP, INC.
JANUS CAPITAL MANAGEMENT LLC

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)


SALOMON BROTHERS ASSET MANAGEMENT INC.


You may choose between two basic versions of Strategic Partners Annuity One. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Strategic Partners Annuity One, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments.

PLEASE READ THIS PROSPECTUS
------------------------------------------------------------


Please read this prospectus before purchasing a Strategic Partners Annuity One variable annuity contract, and keep it for future reference. Current prospectuses for the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference as well. The Risk Factors section relating to the market value adjustment option appears on p. 12 of this prospectus.


TO LEARN MORE ABOUT STRATEGIC PARTNERS ANNUITY ONE
------------------------------------------------------------


To learn more about the Strategic Partners Annuity One variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2003. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Pruco Life of New Jersey also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can also be obtained from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at
(202) 942-8090. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Annuity One SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on Page 48 of this prospectus.


FOR A FREE COPY OF THE SAI CALL US AT:
------------------------------------------------------------

- (888) PRU-2888 or write to us at:

- Prudential Annuity Service Center
  P.O. Box 7960
  Philadelphia, PA 19101

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS ANNUITY ONE IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


STRATEGIC PARTNERS(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA.                                                              ORD01142NY

CONTENTS
--------------------------------------------------------------------------------


                                       PART I: STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS
                                       -------------------------------------------------

                                       SUMMARY
                                       -------
                                                Glossary...........................................      6
                                                Summary............................................      9
                                                Risk Factors.......................................     12
                                                Summary of Contract Expenses.......................     13
                                                Expense Examples...................................     15

                                       PART II: STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS
                                       ------------------------------------------------------------

                                       SECTIONS 1-9
                                       ------------------------------------------------------------

                                           Section 1: What is the Strategic Partners Annuity One
                                             Variable Annuity?.....................................     21
                                                Short Term Cancellation Right or "Free Look".......     22

                                           Section 2: What Investment Options Can I Choose?........     23
                                                Variable Investment Options........................     23
                                                Fixed Interest Rate Options........................     24
                                                Market Value Adjustment Option.....................     25
                                                Transfers Among Options............................     27
                                                Market Timing......................................     27
                                                Other Available Features...........................     27
                                                Voting Rights......................................     28
                                                Substitution.......................................     29

                                           Section 3: What Kind of Payments Will I Receive During
                                             the Income Phase? (Annuitization).....................     30
                                                Option 1: Annuity Payments for a Fixed Period......     30
                                                Option 2: Life Income Annuity Option...............     30
                                                Other Annuity Options..............................     30
                                                Tax Considerations.................................     30

                                           Section 4: What is the Death Benefit?...................     31
                                                Beneficiary........................................     31
                                                Calculation of the Death Benefit...................     31
                                                Guaranteed Minimum Death Benefit...................     31
                                                Special Rules If Joint Owners......................     32
                                                Payout Options.....................................     32
                                                Spousal Continuance Benefit........................     33

                                           Section 5: How Can I Purchase a Strategic Partners
                                             Annuity One Contract?.................................     34
                                                Purchase Payments..................................     34
                                                Allocation of Purchase Payments....................     34
                                                Credits............................................     34
                                                Calculating Contract Value.........................     35

                                           Section 6: What are the Expenses Associated with the
                                             Strategic Partners Annuity One Contract?..............     36
                                                Insurance and Administrative Cost..................     36
                                                Contract Maintenance Charge........................     36
                                                Withdrawal Charge..................................     36
                                                Taxes Attributable to Premium......................     38
                                                Transfer Fee.......................................     38
                                                Company Taxes......................................     38
                                                Underlying Mutual Fund Fees........................     38

--------------------------------------------------------------------------------


                                           Section 7: How Can I Access My Money?...................     39
                                                Withdrawals During the Accumulation Phase..........     39
                                                Automated Withdrawals..............................     39
                                                Suspension of Payments or Transfers................     39

                                           Section 8: What are the Tax Considerations Associated
                                             with the Strategic Partners Annuity One Contract?.....     41
                                                Contracts Owned by Individuals (Not Associated with
                                                  Tax-Favored Retirement Plans)....................     41
                                                Contracts Held by Tax-Favored Plans................     43

                                           Section 9: Other Information............................     47
                                                Pruco Life Insurance Company of New Jersey.........     47
                                                The Separate Account...............................     47
                                                Sale and Distribution of the Contract..............     47
                                                Litigation.........................................     48
                                                Assignment.........................................     48
                                                Financial Statements...............................     48
                                                Statement of Additional Information................     48
                                                Householding.......................................     49
                                                Market Value Adjustment Formula....................     50
                                                IRA Disclosure Statement...........................     52

                                           Appendix................................................     56
                                                Accumulation Unit Values...........................     56



                                       PART III: PROSPECTUSES
                                       ----------------------

                                       VARIABLE INVESTMENT OPTIONS
                                       ---------------------------

                                        THE PRUDENTIAL SERIES FUND, INC.

                                        JANUS ASPEN SERIES


                                                                               3
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 4

PART I SUMMARY
--------------------------------------------------------------------------------
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract minus any charge we impose for any type of tax based on the amount of purchase payments.

ANNUITANT


The person whose life determines the amount of income payments that we will pay. If the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract's requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving co-annuitant, and the owner is not the annuitant, then the owner becomes the annuitant.


ANNUITY DATE

The date when income payments are scheduled to begin.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

CONTRACT DATE

The date on which we credit your initial purchase payment. We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT


A version of the annuity contract that provides for a bonus credit with each purchase payment that you make and has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit.


CONTRACT WITHOUT CREDIT


A version of the annuity contract that does not provide a credit and has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.


CREDIT

If you choose the Contract With Credit, this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. Bonus credits generally are not recaptured once the free look period expires. Our reference in the preceding sentence to "generally are not recaptured" refers to the fact that we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year of death.

DEATH BENEFIT

If the sole owner dies, or if jointly owned, the first to die of the owner or joint owner, the beneficiary you designate will receive, at a minimum, the total amount invested, reduced by withdrawals or a potentially greater amount related to market appreciation. The guaranteed minimum death benefit is available for an additional charge.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)

An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are automatically made to selected variable investment options or to the one-year fixed rate option. We guarantee your money will earn at least 3% while it is allocated to this option. Payments you allocate to the DCA Fixed Rate Option become part of Pruco Life of New Jersey's general assets until they are transferred.

FIXED INTEREST RATE OPTIONS

Investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options or to the one-year fixed rate option (dollar cost averaging fixed rate option).

GMDB PROTECTED VALUE

The guaranteed amount of the guaranteed minimum death benefit, which may equal the GMDB step-up value. The protected value will be subject to certain age restrictions and time durations, however it will still increase by subsequent invested purchase payments and reduce by withdrawals.

GMDB STEP-UP

We may use the GMDB step-up value to compute the GMDB protected value of the guaranteed minimum death benefit.

     If the sole owner or the older of the owner and joint owner is less than age 80 on the contract date, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments and reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will be increased by invested purchase payments and reduced by the effect of withdrawals.

     If the sole owner or the older of the owner and joint owner is between age 80 and 85 on the contract date, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary the GMDB step-up will be adjusted to the greater of the then current GMDB step-up or the contract value as of that contract anniversary.

GOOD ORDER

An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB)

An optional feature available for an additional charge, which guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB protected value.

GUARANTEE PERIOD


A period of time during which your invested purchase payment in the market value adjustment option earns interest at the declared rate. We will make available one or more of the following guarantee periods equal to any or all of the following: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years, and 10 years.


INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE

The period in which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS

Your purchase payments less any deduction we make for any tax charge.

JOINT OWNER

The person named as the joint owner, who shares ownership rights with the owner as defined in the contract.

GLOSSARY CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY


MARKET VALUE ADJUSTMENT



An adjustment to your contract value or withdrawal proceeds that is based on the relationship between interest you are currently earning within the market value adjustment option and prevailing interest rates. This adjustment may be positive or negative.


MARKET VALUE ADJUSTMENT OPTION


Under the Contract Without Credit, an investment option that offers guarantee periods and pays a fixed rate of interest with respect to each guarantee period. We impose a market value adjustment on withdrawals or transfers that you make from this option prior to the end of a guarantee period.


NET PURCHASE PAYMENTS

Your total purchase payments less any withdrawals you have made.

PRUDENTIAL ANNUITY SERVICE CENTER

For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is 888-PRU-2888. Prudential's Web site is www.prudential.com.

PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. With some restrictions, you can make additional purchase payments at any time during the accumulation phase.

SEPARATE ACCOUNT

We hold your purchase payments allocated to the variable investment options in a separate account called the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life of New Jersey.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners Annuity One variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

TAX DEFERRAL


This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See "What Are the Tax Considerations Associated with the Strategic Partners Annuity One Contract," on page 41.


VARIABLE INVESTMENT OPTION


When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life of New Jersey that invests in a particular mutual fund is referred to in your contract as a subaccount.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SUMMARY FOR SECTIONS 1-9
--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE VARIABLE ANNUITY?


The Strategic Partners Annuity One variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey, we or us). The contract allows you to invest on a tax-deferred basis in one or more of 27 variable investment options, two fixed interest rate options and the market value adjustment option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.


   There are two basic versions of the Strategic Partners Annuity One variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide lower interest rates for fixed rate options than the Contract Without Credit,

-  does not provide the market value adjustment option,

Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

- may provide higher interest rates for fixed rate options than the Contract With Credit.

-  provides the market value adjustment option.

   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

   The fixed interest rate options offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually. Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to always be at least 3%.

   Payments allocated to the fixed interest rate options become part of Pruco Life of New Jersey's general assets. Payments allocated to the market value adjustment option are held as a separate pool of assets, but the income, gains or losses experienced by these assets are not directly credited or charged against the contracts. As a result, the strength of our guarantees under these options is based on the overall financial strength of Pruco Life of New Jersey.


   You can invest your money in any or all of the variable investment options, the fixed interest rate options, and one or more guaranteed periods available under the market value adjustment option. The market value adjustment option is only available in the Contract Without Credit. You may make up to 12 free transfers each contract year among the variable investment options. Certain restrictions apply to transfers involving the fixed interest rate options.


   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.

SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

   The contract offers a choice of annuity payout and death benefit options, which may also be available to you.

   If you change your mind about owning Strategic Partners Annuity One, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). We call this the "Free Look" period.

SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any or all of the following variable investment options:

The Prudential Series Fund, Inc.

   Jennison Portfolio (domestic equity)

   Prudential Equity Portfolio

   Prudential Global Portfolio

   Prudential Money Market Portfolio

   Prudential Stock Index Portfolio

   Prudential Value Portfolio (domestic equity)

   SP Aggressive Growth Asset Allocation Portfolio

   SP AIM Aggressive Growth Portfolio

   SP AIM Core Equity Portfolio

   SP Alliance Large Cap Growth Portfolio

   SP Alliance Technology Portfolio

   SP Balanced Asset Allocation Portfolio

   SP Conservative Asset Allocation Portfolio

   SP Davis Value Portfolio


   SP Deutsche International Equity Portfolio



   SP Growth Asset Allocation Portfolio


   SP INVESCO Small Company Growth Portfolio


   SP Jennison International Growth Portfolio


   SP Large Cap Value Portfolio

   SP MFS Capital Opportunities Portfolio (domestic and foreign equity)


   SP Mid Cap Growth Portfolio (formerly SP MFS
       Mid-Cap Growth Portfolio)


   SP PIMCO High Yield Portfolio

   SP PIMCO Total Return Portfolio


   SP Prudential U.S. Emerging Growth Portfolio


   SP Small/Mid Cap Value Portfolio

   SP Strategic Partners Focused Growth Portfolio

Janus Aspen Series

   Growth Portfolio -- Service Shares


   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the underlying mutual fund portfolios used by the variable investment options that you choose. Performance information for the variable investment options appears in the Statement of Additional Information (SAI). Past performance is not a guarantee of future results.


   Two guaranteed fixed interest rate options are also available:

- The one-year fixed interest rate option offers a base interest rate that is guaranteed by us for one year, and will always be at least 3% per year. We may also offer a higher interest rate on each purchase payment allocated to this option for the first year after the payment.

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which we make periodic transfers from this option to the variable investment options you select or to the one-year fixed interest rate option. We guarantee that the interest rate for the dollar cost averaging fixed rate option will always be at least 3% per year.


   You may also invest your money in a market value adjustment option if you purchase a Contract Without Credit. You can allocate purchase payments or transfer contract value to one or more guarantee periods available under the market value adjustment option. Available guarantee periods will include one or more of the following periods: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years and 10 years in length. Allocations or transfers must be at least $1,000.


SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

Generally, once you begin receiving regular payments, you cannot change your payment plan.

SECTION 4
WHAT IS THE DEATH BENEFIT?


In general, if the sole owner or first to die of the owner or joint owner dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance and administrative cost, a potentially larger guaranteed minimum death benefit. The base death benefit equals the total invested purchase payments proportionally reduced by withdrawals. The guaranteed minimum death benefit is equal to the "GMDB protected value." On the date we receive due proof of death, in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Benefit, if in addition to certain other conditions,



  (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or



  (2) there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary under the contract.



We describe this benefit on page 33.


SECTION 5
HOW CAN I PURCHASE A STRATEGIC PARTNERS ANNUITY ONE CONTRACT?

Under most circumstances, you can purchase this contract with a minimum initial purchase payment of $10,000. Generally, you can make additional purchase payments of $500 or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.

   You may purchase this contract only if you are age 85 or younger. Certain age limits apply to certain features and benefits described herein.

SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE
CONTRACT?

The contract has insurance features and investment features, both of which have related costs and charges.

- Each year (or upon full surrender) we deduct a contract maintenance charge of $30 if your contract value is less than $75,000 (or 2% of your contract value, if that amount is less than $30). We do not impose the contract maintenance charge if your contract value is $75,000 or more.

- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit option that you choose. The daily cost is equivalent to an annual charge, as follows:

   --  1.40% if you do not choose the guaranteed minimum death benefit,

   --  1.65% if you choose the step-up guaranteed minimum death benefit option.

  We impose an additional insurance and administrative cost of 0.10% annually for the Contract With Credit.


- There are also expenses associated with the mutual funds. For 2002, the fees of these funds ranged on an annual basis from 0.37% to 3.00% of fund assets, which are reduced by expense reimbursements or waivers to .37% to 1.30%. These reimbursements or waivers may be terminated at any time.


- If you withdraw money less than seven contract anniversaries after making a purchase payment, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7% for the Contract Without Credit and 5-8% for the Contract With Credit.


   For more information, including details about other possible charges under the contract, see "Summary of Contract Expenses" on page 13 and "What Are The Expenses Associated With The Strategic Partners Annuity One Contract?" on page 36.

SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SECTION 7
HOW CAN I ACCESS MY MONEY?


You may withdraw money at any time during the accumulation phase. If you do so, however, you may be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. For the Contract Without Credit, if you withdraw money less than seven contract anniversaries after making a purchase payment, we may impose a withdrawal charge ranging from 1 - 7%. For the version of the Contract With Credit, we may impose a withdrawal charge ranging from 5-8%.


   Under the market value adjustment option, you will be subject to a market value adjustment if you make a withdrawal or transfer from the option prior to the end of a guarantee period.

SECTION 8
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE CONTRACT?


Your earnings are generally not taxed until you withdraw them. If you take money out during the accumulation phase, the tax laws first treat the withdrawal as a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth IRAs) prior to age 59 1/2 are taxable and subject to the 10% penalty.


SECTION 9
OTHER INFORMATION


This contract is issued by Pruco Life of New Jersey, an indirect subsidiary of the Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker/dealers.



RISK FACTORS



There are various risks associated with an investment in the market value adjustment option that we summarize below.



   ISSUER RISK. Your market value adjustment option is issued by Pruco Life of New Jersey, and thus is backed by the financial strength of that company. If Pruco Life of New Jersey were to experience significant financial adversity, it is possible that Pruco Life of New Jersey's ability to pay interest and principal under the market value adjustment option could be impaired.



   RISKS RELATED TO CHANGING INTEREST RATES. You do not participate directly in the investment experience of the bonds and other instruments that Pruco Life of New Jersey holds to support the market value adjustment option. Nonetheless, the market value adjustment formula (which is detailed in the appendix to this prospectus) reflects the effect that prevailing interest rates have on those bonds and other instruments. If you need to withdraw your money during a period in which prevailing interest rates have risen above their level when you made your purchase, you will experience a "negative" market value adjustment. When we impose this market value adjustment, it could result in the loss of both the interest you have earned and a portion of your purchase payments. Thus, before you commit to a particular guarantee period, you should consider carefully whether you have the ability to remain invested throughout the guarantee period. In addition, we cannot, of course, assure you that the market value adjustment option will perform better than another investment that you might have made.



   RISKS RELATED TO THE WITHDRAWAL CHARGE. We impose withdrawal charges under the variable annuities that offer the market value adjustment option as a companion option. If you anticipate needing to withdraw your money prior to the end of a guarantee period, you should be prepared to pay the withdrawal charge that we will impose.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS AND EXPENSES YOU WILL PAY FOR STRATEGIC PARTNERS ANNUITY ONE. THE FOLLOWING TABLES DESCRIBE THE MAXIMUM FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.


For more detailed information, including additional information about current and maximum charges, see "What Are The Expenses Associated With The Strategic Partners Annuity One Contract?" on page 36. For more detailed expense information about the underlying mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus. Historical unit values appear in the appendix to this prospectus.


                       CONTRACTOWNER TRANSACTION EXPENSES


WITHDRAWAL CHARGE(1)
------------------------------------------------------------
           NUMBER OF
            CONTRACT              CONTRACT       CONTRACT
      ANNIVERSARIES SINCE           WITH         WITHOUT
        PURCHASE PAYMENT           CREDIT         CREDIT
      -------------------         ---------   --------------
               0                      8%            7%
               1                      8%            6%
               2                      8%            5%
               3                      8%            4%
               4                      7%            3%
               5                      6%            2%
               6                      5%            1%
               7                      0%            0%
                                     ---         -------

MAXIMUM TRANSFER FEE
------------------------------------------------------------
         EACH TRANSFER AFTER 12(2)               $ 25.00






NOTE 1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal fee if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" on page 36.


NOTE 2: We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing and do not count them toward the limit of 12 free transfers per year.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.

MAXIMUM CONTRACT MAINTENANCE CHARGE AND CONTRACT CHARGE UPON FULL
  WITHDRAWAL(3)
--------------------------------------------------------------------------
                                                                 $  30
INSURANCE AND ADMINISTRATIVE EXPENSES
--------------------------------------------------------------------------
         AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE ALLOCATED
         TO VARIABLE INVESTMENT OPTIONS
         Base Death Benefit:                                      1.40%
         Guaranteed Minimum Death Benefit Option--Step-Up:        1.65%
         Additional Charge for Contract With Credit(4)            0.10%

NOTE 3: We currently assess a fee of $30 against contracts valued less than $75,000 (or 2% of contract value, if less).

NOTE 4: We impose this additional charge of 0.10% on the Contract With Credit, irrespective of which death benefit option you choose.

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each underlying mutual fund's fees and expenses is contained in the prospectus for each underlying mutual fund. The maximum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2002. Fund expenses are not fixed or guaranteed by the Strategic Partners Annuity One contract, and may vary from year to year.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)


                                                              MINIMUM   MAXIMUM
                                                              -------   -------
Total Annual Underlying Mutual Fund Operating Expenses         0.37%     3.00%



* Actual expenses for the mutual funds are lower due to any expense reimbursements or waivers. Expense reimbursements or waivers are voluntary and may be terminated at any time. The minimum and maximum expenses, with expense reimbursements, are 0.37% and 1.30%, respectively.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING MUTUAL FUND FEES AND EXPENSES.


THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE MAXIMUM FEES AND EXPENSES OF ANY OF THE MUTUAL FUNDS, WHICH DO NOT REFLECT ANY EXPENSE REIMBURSEMENTS OR WAIVERS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE AS INDICATED IN THE TABLES THAT FOLLOW.


EXAMPLE 1a: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit; and You Withdraw All Your Assets


This example assumes that:



-  You invest $10,000 in the Contract With Credit;



-  You choose the Step-Up Guaranteed Minimum Death Benefit;



- You allocate all of your assets to the variable investment option having the maximum total operating expenses;



-  The investment has a 5% return each year;



-  The mutual fund's total operating expenses remain the same each year; and



-  You withdraw all your assets at the end of the indicated period.


EXAMPLE 1b: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit; and You Do Not Withdraw Your Assets


This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

EXAMPLE 2a: Contract With Credit: Base Death Benefit; and You Withdraw All Your Assets


This example assumes that:



-  You invest $10,000 in the Contract With Credit;



-  You choose the Base Death Benefit;



- You allocate all of your assets to the variable investment option having the maximum total operating expenses;



-  The investment has a 5% return each year;



-  The mutual fund's total operating expenses remain the same each year; and



-  You withdraw all your assets at the end of the indicated period.



EXAMPLE 2b: Contract With Credit: Base Death Benefit; and You Do Not Withdraw Your Assets



This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.



EXAMPLE 3a: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit; and You Withdraw All Your Assets



This example assumes that:



This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the version of the Contract Without Credit.



EXAMPLE 3b: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit; and You Do Not Withdraw Your Assets



This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the version of the Contract Without Credit.



EXAMPLE 4a: Contract Without Credit: Base Death Benefit; and You Withdraw All Your Assets



This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the version of the Contract Without Credit.



EXAMPLE 4b: Contract Without Credit: Base Death Benefit; and You Do Not Withdraw Your Assets



This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the version of the Contract Without Credit.


NOTES FOR EXPENSE EXAMPLES:

THESE EXAMPLES DO NOT SHOW PAST  OR
FUTURE  EXPENSES.  ACTUAL  EXPENSES
MAY  BE  HIGHER  OR  LOWER.   THESE
EXAMPLES   DO   NOT   DEPICT  EVERY
POSSIBLE  COMBINATION  OF   CHARGES
UNDER THE CONTRACTS.


The  values  shown in  the  10 year
column are the same for Example  1a
and  1b, 2a and 2b,  3a and 3b, and
4a and 4b.  This is  because if  10
years  have elapsed since your last
purchase  payment,   we  would   no
longer  deduct  withdrawal  charges
when   you   make   a   withdrawal.
Examples  1a, 1b, 2a and 2b reflect
the maximum withdrawal charges.



The   examples   use   an   average
contract  maintenance charge, which
we calculated based on our estimate
of  the  total  contract  fees   we
expect  to collect.  Based on these
estimates, the contract maintenance
charge is  included  as  an  annual
charge of 0.035% of contract value.


Your actual fees will vary based on
the  amount  of  your  contract and
your specific allocation among  the
investment options.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY


CONTRACT WITH CREDIT: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION
---------------------------------------------------------------------------------------------------------------------------
                                                     EXAMPLE 1a:                         EXAMPLE 1b:
                                                     IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                     ----------------------------------------------------------------------
                                                      1 YR    3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
                                                     $1,046   $1,713   $2,315   $3,533   $324     $990    $1,683    $3,533



CONTRACT WITH CREDIT: BASE DEATH BENEFIT
---------------------------------------------------------------------------------------------------------------------------
                                                     EXAMPLE 2a:                         EXAMPLE 2b:
                                                     IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                     ----------------------------------------------------------------------
                                                      1 YR    3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
                                                     $1,021   $1,636   $2,188   $3,288   $298     $914    $1,556    $3,288



CONTRACT WITHOUT CREDIT: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION
------------------------------------------------------------------------------------------------------------------------------
                                                          EXAMPLE 3a:                       EXAMPLE 3b:
                                                          IF YOU WITHDRAW YOUR ASSETS       IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                          --------------------------------------------------------------------
                                                          1 YR   3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
                                                          $932   $1,373   $1,840   $3,304   $302     $923    $1,570    $3,304



CONTRACT WITHOUT CREDIT: BASE DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------
                                                          EXAMPLE 4a:                       EXAMPLE 4b:
                                                          IF YOU WITHDRAW YOUR ASSETS       IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                          --------------------------------------------------------------------
                                                          1 YR   3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
                                                          $907   $1,299   $1,717   $3,066   $277     $849    $1,447    $3,066

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 18

PART II SECTIONS 1-9
--------------------------------------------------------------------------------
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS

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 20

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        1:
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE STRATEGIC PARTNERS ANNUITY ONE VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY, WE OR US).

Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the first contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you hold the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract.)

   There are two basic versions of Strategic Partners Annuity One variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide a lower interest rate for fixed rate option than Contract With Credit,

-  does not provide the market value adjustment option.

Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit,

- may provide higher interest rates for fixed rate options than the Contract With Credit,

-  provides the market value adjustment option.

   Unless we state otherwise, when we use the word contract, it applies to both versions.

   Because of the higher withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Annuity One if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.


   Strategic Partners Annuity One is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 27 variable investment options, two guaranteed fixed interest rate options and a market value adjustment option. The market value adjustment option is only available in the Contract Without Credit. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual funds associated with those variable investment options. Because the mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.


   As mentioned above, two guaranteed fixed interest rate options are available:

- The one-year fixed interest rate option offers a base interest rate that is guaranteed by us for one year and will always be at least a minimum interest rate of 3%. We may also offer a higher interest rate on

        1:
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE VARIABLE ANNUITY? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   each purchase payment allocated to this option for the first year after the payment.

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which periodic transfers are made to selected variable investment options and/or to the one-year fixed interest rate option. We guarantee your money will earn at least 3% while it is allocated to this option.


   Additionally, if you purchase a Contract Without Credit you may allocate purchase payments or transfer contract value to the market value adjustment option. Under this option, we will offer one or more of the following guarantee periods: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years, and 10 years in length. However, we will not allow purchase payments or transfers into a guarantee period unless that guarantee period offers 3% annual interest or greater.


   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Strategic Partners Annuity One, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive:

- the amount equal to the portion of the purchase payments including any fees or other charges, allocated to any of the fixed interest rate options, and

- the sum of (i) the difference between purchase payments received, including any fees or other charges, and the amounts allocated to the variable investment options, and (ii) the contract value as of the date the contract is mailed or delivered to us or to the representative who sold it to you.

This amount will be reduced by any applicable federal and state income tax withholding and may be more or less than your original payment.


   If you have purchased the Contract With Credit, we will deduct any credit we had added to your contract value. We will not, unless and until we obtain SEC approval, recoup for our own assets the full amount of the 6% bonus credit applicable to purchase payments of $1 million or greater that we had given to you. Rather, we will recoup an amount equal to the value of the credit as of the business day on which we receive your request, less any charges attributable to that credit. We reserve the right to recapture the entire amount of the credit upon obtaining appropriate approval of the SEC with regard to that bonus credit.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------


THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY ONE OR MORE OF 27 VARIABLE INVESTMENT OPTIONS, 2 FIXED INTEREST RATE OPTIONS, AND A MARKET VALUE ADJUSTMENT OPTION.



The 27 variable investment options invest in underlying mutual funds managed by leading investment advisers. Separate prospectuses for these funds are attached to this prospectus. You should read a mutual fund's prospectus before you decide to allocate your assets to the variable investment option using that fund.


VARIABLE INVESTMENT OPTIONS


Listed below are the underlying mutual funds in which the variable investment options invest. Each variable investment option has a separate investment objective.


The Prudential Series Fund, Inc.

-  Jennison Portfolio (domestic equity)

-  Prudential Equity Portfolio

-  Prudential Global Portfolio

-  Prudential Money Market Portfolio

-  Prudential Stock Index Portfolio

-  Prudential Value Portfolio (domestic equity)

-  SP Aggressive Growth Asset Allocation Portfolio

-  SP AIM Aggressive Growth Portfolio

-  SP AIM Core Equity Portfolio

-  SP Alliance Large Cap Growth Portfolio

-  SP Alliance Technology Portfolio

-  SP Balanced Asset Allocation Portfolio

-  SP Conservative Asset Allocation Portfolio

-  SP Davis Value Portfolio

-  SP Deutsche International Equity Portfolio


-  SP Growth Asset Allocation Portfolio



-  SP INVESCO Small Company Growth Portfolio


-  SP Jennison International Growth Portfolio


-  SP Large Cap Value Portfolio


-  SP MFS Capital Opportunities Portfolio
   (domestic and foreign equity)


-  SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth Portfolio)



-  SP PIMCO High Yield Portfolio


-  SP PIMCO Total Return Portfolio

-  SP Prudential U.S. Emerging Growth Portfolio


-  SP Small/Mid Cap Value Portfolio


-  SP Strategic Partners Focused Growth Portfolio


The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio and Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI). In addition, the portfolios listed below also have subadvisers, which are listed below and which have day-to-day responsibility for managing the portfolio, subject to the oversight of PI using a manager-of-managers approach. Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio's assets. The subadvisers that managed some or all of a Prudential Series Fund portfolio as of December 31, 2002 are listed below.


     Jennison Portfolio, Prudential Global Portfolio, SP Jennison
     International Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio and Prudential Value Portfolio: Jennison Associates LLC

     Prudential Equity Portfolio: GE Asset Management, Incorporated, Jennison Associates LLC, and Salomon Brothers Asset Management Inc.


     Prudential Money Market Portfolio and Prudential Stock Index
     Portfolio: Prudential Investment Management, Inc.


     SP Strategic Partners Focused Growth Portfolio: Jennison Associates LLC and Alliance Capital Management, L.P.

     SP AIM Aggressive Growth Portfolio and SP AIM Core Equity Portfolio:
     A I M Capital Management, Inc.

     SP Alliance Large Cap Growth Portfolio and SP Alliance Technology
     Portfolio: Alliance Capital Management, L.P.

        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

     SP Davis Value Portfolio: Davis Advisors

     SP Deutsche International Equity Portfolio: Deutsche Asset Management Investment Services Limited, a wholly-owned subsidiary of Deutsche Bank AG

     SP INVESCO Small Company Growth Portfolio: INVESCO Funds Group, Inc.

     SP Large Cap Value Portfolio and SP Small/Mid Cap Value Portfolio:
     Fidelity Management and Research Company

     SP MFS Capital Opportunities Portfolio: Massachusetts Financial Services Company

     SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth
     Portfolio): Calamos Asset Management, Inc.


     SP PIMCO High Yield Portfolio and SP PIMCO Total Return Portfolio:
     Pacific Investment Management Company


Janus Aspen Series

-  Growth Portfolio--Service Shares

Janus Capital Management LLC serves as investment adviser to the Growth Portfolio--Service Shares of Janus Aspen Series.


   A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.


   An affiliate of each of the funds may compensate Pruco Life of New Jersey based upon an annual percentage of the average assets held in the fund by Pruco Life of New Jersey under the contracts. These percentages may vary by fund and/or portfolio, and reflect administrative and other services we provide.

FIXED INTEREST RATE OPTIONS

We offer two fixed interest rate options:

-  a one-year fixed interest rate option, and

-  a dollar cost averaging fixed rate option ("DCA Fixed Rate Option").

   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time, they will never be less than 3%. We may offer lower interest rates for Contracts With Credit than for Contracts Without Credit.

ONE-YEAR FIXED INTEREST RATE OPTION

We set a one-year base guaranteed annual interest rate for the one-year fixed interest rate option. Additionally, we may provide a higher interest rate on each purchase payment allocated to this option for the first year after the payment. This higher interest rate will not apply to amounts transferred from other investment options within the contract or amounts remaining in this option for more than one year.

DOLLAR COST AVERAGING FIXED RATE OPTION

You may allocate all or part of any purchase payment to the DCA Fixed Rate Option. For this option, the interest rate is guaranteed for the applicable period of time for which transfers are made. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options and/or to the one-year fixed interest rate option, as you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. You may not transfer from other investment options to the DCA Fixed Rate Option.

 24
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $2,000. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payments allocated to the DCA Fixed Rate Option transferred to the other options in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.)

   If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the options into which the DCA Fixed Rate Option assets are transferred. You may make a one time transfer of the remaining value out of your DCA Fixed Rate Option, if you so choose. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.

   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

MARKET VALUE ADJUSTMENT OPTION


Under the market value adjustment option, we will make available one or more of the following guarantee periods: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years, or 10 years in length. This option is only available in the Contract Without Credit.



   IF AMOUNTS ARE WITHDRAWN FOR A GUARANTEE PERIOD, OTHER THAN DURING THE 30-DAY PERIOD IMMEDIATELY FOLLOWING THE END OF PERIOD OF THE GUARANTEE PERIOD, THEY WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT EVEN IF THEY ARE NOT SUBJECT TO A WITHDRAWAL CHARGE.



   We declare the interest rate for each available guarantee period periodically, but we guarantee that we will declare no less than 3% interest with respect to any guarantee period. You will earn interest on your invested purchase payment at the rate that we have declared for the guarantee period you have chosen. You must invest at least $1,000.



   We refer to interest rates as annual rates, although we credit interest within each guarantee period on a daily basis. The daily interest that we credit is equal to the pro rated portion of the interest that would be earned on an annual basis. We credit interest from the business day on which your purchase payment is received in good order at the Prudential Annuity Service Center until the earliest to occur of any of the following events: (a) full surrender of the Contract, (b) commencement of annuity payments or settlement, (c) end of the guarantee period, (d) withdrawal or transfer the value of the guarantee period, or (e) death of the owner or first to die of the owner and joint owner (or annuitant, for entity-owned contracts) unless the contract is continued under the spousal continuance provision.


   During the 30 day period immediately following the end of a guarantee period, we allow you to do any of

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

the following, without the imposition of the market value adjustment:

(a) withdrawal or transfer the value of the guarantee period,


(b) allocate the value in the guarantee period to another guarantee period or other investment option (provided that the new guarantee period ends prior to the annuity date). You will receive the interest rate applicable on the date we receive your instruction, or


(c) apply the value in the guarantee period to the annuity or settlement option of your choice.


If you do not instruct us what to do with the value in your maturing guarantee period, we will reinvest the contract value in the Prudential Money Market Portfolio investment option.



   During the 30 day period immediately following the end of the guarantee period, or until you elect to do (a), (b) or (c) listed immediately above, you will receive the current interest rate applicable to the guarantee period having the same duration as the guarantee period that just matured, which is offered on the day immediately following the end of the matured guarantee period. However, if at that time we do not offer a guarantee period with the same duration as that which matured, you will then receive the current interest rate applicable to the shortest guarantee period then offered.


   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to always be at least 3%.


   Payments allocated to the fixed interest rate options become part of Pruco Life of New Jersey's general assets. Payments allocated to the market value adjustment option are held as a separate pool of assets. Any gains or losses of these assets will not directly affect the contracts. The strength of our guarantees under these options is based on the overall financial strength of Pruco Life of New Jersey.


MARKET VALUE ADJUSTMENT


When you allocate a purchase payment or transfer contract value to a guarantee period, we use that money to buy and sell securities and other instruments to support our obligation to pay interest. Generally, we buy bonds for this purpose. The duration of the bonds and other instruments that we buy with respect to a particular guarantee period is influenced significantly by the length of the guarantee period. For example, we typically would acquire longer-duration bonds with respect to the 10 year guarantee period than we do for the 3 year guarantee period. The value of these bonds is affected by changes in interest rates, among other factors. The market value adjustment that we assess against your contract value if you withdraw or transfer prior to the end of a guarantee period involves our attributing to you a portion of our investment experience on these bonds and other instruments.



   For example, if you make a full withdrawal when interest rates have risen since the time of your investment, the bonds and other investments in the guarantee period likely would have decreased in value, meaning that we would impose a "negative" market value adjustment on you (i.e., one that results in a reduction of the withdrawal proceeds that you receive). For a partial withdrawal, we would deduct a negative market value adjustment from your remaining contract value. If interest rates have decreased, the market value adjustment would be positive.


   Other things you should know about the market value adjustment include the following:

- We determine the market value adjustment according to a mathematical formula, which is set forth at the end of this prospectus under the heading "Market-Value Adjustment Formula." In that section of the prospectus, we also provide hypothetical examples of how the formula works.

- In addition to imposing a market value adjustment on withdrawals, we also will impose a market value adjustment on the contract value you apply to an annuity or settlement option, unless you annuitize after the end of a guarantee period. The laws of certain states may prohibit us from imposing a market value adjustment on the annuity date.

   YOU SHOULD REALIZE, HOWEVER, THAT APART FROM THE MARKET VALUE ADJUSTMENT, THE VALUE OF THE BENEFIT IN

 26
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

YOUR GUARANTEE PERIOD UNDER YOUR CONTRACT DOES NOT DEPEND ON THE INVESTMENT PERFORMANCE OF THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD WITH RESPECT TO YOUR GUARANTEE PERIOD. APART FROM THE EFFECT OF ANY MARKET VALUE ADJUSTMENT, WE DO NOT PASS THROUGH TO YOU THE GAINS OR LOSSES ON THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD IN CONNECTION WITH A GUARANTEE PERIOD.

TRANSFERS AMONG OPTIONS

You can transfer money among the variable investment options and the one-year fixed interest rate option. In addition, you can transfer contract value out of a market value adjustment guarantee period into another market value adjustment guarantee period, a variable investment option, or the one-year fixed interest rate option, although a market value adjustment will apply to any transfer you make prior to the end of a guarantee period. You may transfer contract value into the market value adjustment option at any time, provided it is at least $1,000.


   You may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. You may make up to two telephone and electronic transfer requests per month. We may require you to make any additional transfer requests during that month in writing with an original signature. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the business day on which we receive it. Our business day generally closes at 4:00 p.m. Eastern time, and requests received after that time will take effect at the end of the next business day.



   With regard to the market value adjustment option, you can specify the guarantee period from which you wish to transfer. If you request a transfer from the market value adjustment option, but you do not specify the guarantee period from which funds are to be taken, then we will transfer funds from the guarantee period that has the least time remaining until its maturity date.


   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST-RATE OPTION, OTHER THAN THE DCA OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.

   During the contract accumulation phase, you can make up to 12 transfers each contract year without charge. We charge $25 for each transfer after the twelfth in a contract year. (Dollar Cost Averaging and Auto-Rebalancing transfers whether or not part of the DCA fixed rate option are always free, and do not count toward the 12 free transfers per year.)


MARKET TIMING



THE CONTRACT WAS NOT DESIGNED FOR MARKET TIMING OR FOR PERSONS THAT MAKE PROGRAMMED, LARGE, OR FREQUENT TRANSFERS. BECAUSE MARKET TIMING AND SIMILAR TRADING PRACTICES GENERALLY ARE DISRUPTIVE TO THE SEPARATE ACCOUNT AND THE UNDERLYING MUTUAL FUNDS, WE MONITOR CONTRACT TRANSACTIONS IN AN EFFORT TO IDENTIFY SUCH TRADING PRACTICES. IF WE DETECT THOSE PRACTICES, WE RESERVE THE RIGHT TO REJECT A PROPOSED TRANSACTION AND TO MODIFY THE CONTRACT'S TRANSFER PROCEDURES. FOR EXAMPLE, WE MAY DECIDE NOT TO ACCEPT THE TRANSFER REQUESTS OF AN AGENT ACTING UNDER A POWER OF ATTORNEY ON BEHALF OF MORE THAN ONE CONTRACTHOLDER.



   TO DETER MARKET TIMING TRANSACTIONS, PRUCO LIFE OF NEW JERSEY RESERVES THE RIGHT TO EFFECT EXCHANGES ON A DELAYED BASIS FOR ALL CONTRACTS. THAT IS, PRUCO LIFE OF NEW JERSEY MAY PRICE AN EXCHANGE INVOLVING THE VARIABLE SUBACCOUNTS ON THE BUSINESS DAY SUBSEQUENT TO THE BUSINESS DAY ON WHICH THE EXCHANGE REQUEST WAS RECEIVED. BEFORE IMPLEMENTING SUCH A PRACTICE, PRUCO LIFE OF NEW JERSEY WILL ISSUE A SEPARATE WRITTEN NOTICE TO CONTRACT OWNERS THAT EXPLAINS THE PRACTICE IN DETAIL.


OTHER AVAILABLE FEATURES

DOLLAR COST AVERAGING

The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option and into one or more other variable investment options or

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WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

the one-year fixed rate option. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

   Each dollar cost averaging transfer must be at least $100. Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. If the remaining amount to be transferred drops below $100, the entire remaining balance will be transferred on the next transfer date. You can allocate additional amounts to be transferred at any time.

   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase.

ASSET ALLOCATION PROGRAM

We recognize the value of having advice when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. We will prepare your asset allocation based on your answers to the questionnaire. We will not charge you for this service and you are not obligated to participate or to invest according to program recommendations.

AUTO-REBALANCING

Once you have allocated your money among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentages or to subsequent allocation percentages you select. We will rebalance only the variable investment options that you have designated. If you also participate in the DCA feature, then the variable investment option from which you make the DCA transfers will not be rebalanced.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers that occur as a result of the Auto-Rebalancing feature do not count toward the 12 free transfers you are allowed per year. The auto-rebalancing feature is available only during the contract accumulation phase. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

VOTING RIGHTS


We are the legal owner of the shares of the mutual funds that underly the variable investment options. However, we currently vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a form that you can complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own, in the same proportion as shares for which we do receive instructions from contract owners. We may change the way your voting instructions are calculated if federal or state law requires or permits it.


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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

SUBSTITUTION


We may substitute one or more of the underlying mutual funds used by the variable investment options. We would not do this without the approval of the SEC and any necessary state insurance departments. We would give you specific notice in advance of any substitution we intended to make. We may also stop allowing investments in existing variable investment options and their underlying funds.


                                                                              29
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
--------------------------------------------------------------------------------

We can begin making annuity payments any time on or after the first contract anniversary. Annuity payments must begin no later than the later of the contract anniversary next following the annuitant's 90th birthday or the tenth contract anniversary.

   Upon annuitization, any value in a guarantee period of the market value adjustment option may be subject to a market value adjustment.

   We make the income plans described below available at any time before the annuity date. We call these plans "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that you no longer invest in the variable investment options--that is, in the underlying mutual funds--on or after the annuity date. If another annuity option is not selected by the annuity date, you will automatically select the Life Income Annuity Option (Option 2, described below) unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS.

OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, from 10 years up to 25 years (but not to exceed life expectancy). We will make these payments monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, we will continue payments to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. We calculate the amount of the lump sum payment as the present value of the unpaid future payments based upon the interest rate used to compute the actual payments. That interest rate will always be at least 3% a year.

OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years' worth of payments, we will pay the beneficiary the present value of the remaining annuity payments in one lump sum, unless we were specifically instructed to continue to pay the remaining monthly annuity payments. We calculate the present value of the remaining annuity payments using the interest rate used to compute the amount of the original 120 payments. That interest rate will always be at least 3% a year. If an annuity option is not selected by the annuity date, you will automatically select this option.

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options then offered.

TAX CONSIDERATIONS


If your contract is held under a tax-favored plan, as discussed on page 43, you should consider the minimum distribution requirements mentioned on page 44 when selecting your annuity option.


   For certain contracts held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE VALUE OF THE CONTRACT FOR THE
BENEFICIARY.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time the contract is issued, unless you change it at a later date. A change of beneficiary will take effect on the date you sign the change request form. Unless you name an irrevocable beneficiary, during the accumulation period, you can change the beneficiary at any time before the owner dies.

CALCULATION OF THE DEATH BENEFIT


If the owner or joint owner dies during the accumulation phase, we will, upon receiving the appropriate proof of death and any other needed documentation ("due proof of death"), pay a death benefit to the beneficiary designated by the deceased owner or joint owner. If there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary, at the death of the first to die, the death benefit will be paid to the surviving owner or the surviving owner may continue the contract under the Spousal Continuance Benefit. See "Spousal Continuance Benefit" on page 33. Upon death, the beneficiary will receive the greater of the following:



1) The current value of your contract (as of the time we receive due proof of death). If you have purchased the Contract With Credit after such date that we may obtain SEC approval, we will first deduct any credit corresponding to a purchase payment made within one year of death. We impose no market value adjustment on contract value held within the market value adjustment option when a death benefit is paid.



2) Either the base death benefit, which equals the total invested purchase payments you have made proportionally reduced by any withdrawals, or, if you have chosen the guaranteed minimum death benefit, the GMDB protected value.


GUARANTEED MINIMUM DEATH BENEFIT

The guaranteed minimum death benefit (GMDB) provides for the option to receive an enhanced death benefit upon the death of the sole owner or the first to die of the owner or joint owner during the accumulation phase. The GMDB protected value is calculated daily.

GMDB STEP-UP

IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments, and proportionally reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will increase by invested purchase payments and reduce proportionally by withdrawals.

   We stop increasing the GMDB step-up by any appreciation in the contract value on the later of:

- the contract anniversary coinciding with or next following the sole or older owner's 80th birthday, or

-  the 5th contract anniversary.

However we still increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.


   Here is an example of a proportional reduction:



   The current contract value is $100,000 and the protected value is $80,000. The owner makes a withdrawal that reduces the contract value by 25% (including the effect of any withdrawal charges). The new protected value is $60,000, or 75% of what it was before the withdrawal.


   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary, we will adjust the GMDB step-up to the greater of the then current GMDB step-up or the contract value as of that contract anniversary. Thereaf-

                                                                              31
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ter we will only increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Special rules apply if the beneficiary is the spouse of the owner and the contract does not have a joint owner. In that case, upon the death of the owner, the spouse will have the choice of the following:


- If the sole beneficiary under the contract is the owner's spouse, and the other requirements of the Spousal Continuance Benefit are met (see page 33), then the contract can continue, and the spouse will become the new owner of the contract; or


- The spouse can receive the death benefit. If the spouse does wish to receive the death benefit, he or she must make that choice within the first 60 days following our receipt of due proof of death. Otherwise, the beneficiary will receive the death benefit.

   If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

SPECIAL RULES IF JOINT OWNERS


If the contract has an owner and a joint owner and they are spouses at the time that one dies the Spousal Continuance Benefit may apply. See "Spousal Continuance Benefit" page 33. If the Contract has an owner and a joint owner and they are not spouses at the time one dies, we will pay the death benefit and the contract will end.


PAYOUT OPTIONS

The beneficiary may, within 60 days of providing due proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

   CHOICE 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

   CHOICE 2. The payment of the entire death benefit within a period of 5 years from the date of death of the first to die of the owner or joint owner.

      The entire death benefit will include any increases or losses resulting from the performance of the variable or fixed interest rate options during this period. During this period the beneficiary may: reallocate the contract value among the variable or one-year fixed interest rate options; name a beneficiary to receive any remaining death benefit in the event of the beneficiary's death; and make withdrawals from the contract value, in which case, any such withdrawals will not be subject to any withdrawal charges. However, the beneficiary may not make any purchase payments to the contract.

      During this 5 year period, we will continue to deduct from the death benefit proceeds the charges and costs that were associated with the features and benefits of the contract. Some of these features and benefits may not be available to the beneficiary, such as the spousal continuance benefit.

   CHOICE 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the last to survive of the owner or joint owner.

   If the contract has an owner and a joint owner:

- If the owner and joint owner are spouses at the death of the first to die of the two, any portion of the death benefit not applied under Choice 3 within one year of the survivor's date of death must be distributed within five years of the survivor's date of death.

- If the owner and joint owner are not spouses at the death of the first to die of the two, any portion of the death benefit (which is equal to the adjusted contract value) not applied under Choice 3 within one year of the date of death of the first to die must be distributed within five years of that date of death.

 32
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9


   The tax consequences to the beneficiary vary among the three death benefit payout options. See "What are the Tax Considerations Associated with the Strategic Partners Annuity One Contract?" on page 41.


SPOUSAL CONTINUANCE BENEFIT

This benefit is available if, on the date we receive due proof of the owner's death, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) there are an owner and joint owner of the contract, and the joint owner is the owner's spouse and the owner's beneficiary under the contract. In no event, however, can the annuitant be older than the maximum age for annuitization on the date of the spouse's death. In such cases, the surviving spouse, or annuitant if other than the surviving spouse, cannot be older than age 95 on that date, and the surviving spouse will become the new sole owner under the contract. Assuming the above conditions are present, the surviving spouse can elect the spousal continuance benefit, but must do so no later than 60 days after furnishing due proof of the owner's death in good order.

   Upon activation of the spousal continuance benefit, the contract value is adjusted to equal the amount of the death benefit to which the surviving spouse would have been entitled. This contract value will serve as the basis for calculating any death benefit payable upon the death of the surviving spouse. We will allocate any increase in the adjusted contract value among the variable, fixed interest rate or market value adjustment options in the same proportions that existed immediately prior to the spousal continuance adjustment.

   Under the spousal continuance benefit, we waive any potential withdrawal charges applicable to purchase payments made prior to activation of the spousal continuance benefit. However, we will continue to impose withdrawal charges on purchase payments made after activation of this benefit. In addition, contract value allocated to the market value adjustment option will remain subject to a potential market value adjustment.

   IF YOU ELECTED THE BASE DEATH BENEFIT, then upon activation of the spousal continuance benefit, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the sum of all invested purchase payments (adjusted for withdrawals).

   IF YOU HAVE ELECTED THE GMDB STEP-UP, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the GMDB step-up.

   After we have made the adjustment to contract value set out immediately above, we will continue to compute the GMDB step-up under the surviving spousal owner's contract, and will do so in accordance with the preceding paragraphs.

   If the contract is being continued by the surviving spouse, the attained age of the surviving spouse will be the basis used in determining the death benefit payable under the GMDB provisions of the contract.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        5:

HOW CAN I PURCHASE A STRATEGIC PARTNERS

        ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

PURCHASE PAYMENTS


The initial purchase payment is the amount of money you first pay us to purchase the contract. The minimum initial purchase payment is $10,000. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers. You may purchase this contract only if the oldest of the owner, joint owner or annuitant is age 85 or younger. Certain age limits apply to certain features and benefits described herein. No subsequent purchase payments may be made on or after the earliest of the 86th birthday of the owner, joint owner, or annuitant (for contracts issued prior to January 17, 2003, 81st birthday of the owner or annuitant).


   Currently, the maximum aggregate purchase payments you may make is $7 million. We limit the maximum total purchase payments in any contract year other than the first to $2 million. You must obtain our approval prior to submitting a purchase payment of $5 million or greater within the first contract year.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your invested purchase payment among the variable or fixed interest rate investment options or the market value adjustment option based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

   You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.

   If you make an additional purchase payment without allocation instructions, we will allocate the invested purchase payment in the same proportion as your most recent purchase payment, unless you directed us in connection with that purchase payment to make that allocation on a one-time-only basis.

   The allocation procedure mentioned above will apply unless that portion designated for the DCA Fixed Rate Option is less than $2,000. In that case, we will use your transfer allocation for the DCA Fixed Rate Option as part of your allocation instructions until you direct us otherwise.

   We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time.

CREDITS

If you purchase the Contract With Credit, we will add a credit amount to your contract value with each purchase payment you make. The credit amount is allocated to the variable or fixed interest rate investment options in the same percentages as the purchase payment.

   The bonus credit that we pay with respect to any purchase payment depends on
(i) the age of the older of the owner or joint owner on the date on which the purchase payment is made and (ii) the amount of the purchase payment. Specifically,

- if the elder owner is 80 or younger on the date that the purchase payment is made, then we will add a bonus credit to the purchase payment equal to 4% if the purchase payment is less than $250,000; 5% if the purchase payment is equal to or greater than $250,000 but less than $1 million; or 6% if the purchase payment is $1 million or greater; and

- if the older owner is aged 81-85 on the date that the purchase payment is made, then we will add a bonus credit equal to 3% of the amount of the purchase payment.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9


   Under the Contract With Credit, if we pay a death benefit under the contract, we have a contractual right to take back any credit we applied within one year of the date of death. If the owner returns the contract during the free look period, we will recapture bonus credits. However, we will not, unless and until we obtain SEC approval, recoup for our own assets the full amount of the 6% bonus credit applicable to purchase payments of $1 million or greater that we had given to you. Rather, we will recoup an amount equal to the value of the credit as of the business day on which we receive your request, less any charges attributable to that credit. We reserve the right to recapture the entire amount of the credit upon obtaining appropriate approval of the SEC with regard to that bonus credit.


CALCULATING CONTRACT VALUE

The value of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option,

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes, and

3) dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 3% a year, on that portion of the contract value allocated to the one-year fixed interest-rate option or the DCA Fixed Interest Rate Option.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        6:

WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

                    PARTNERS ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. WE DESCRIBE THESE CHARGES AND EXPENSES BELOW.

INSURANCE AND ADMINISTRATIVE COST

Each day, we make a deduction for the insurance and administrative cost. This cost covers our expenses for mortality and expense risk, administration, marketing and distribution. If you choose the guaranteed minimum death benefit option, the insurance and administrative cost also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the cost is for our assumption of the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk portion of the cost is for our assumption of the risk that the current costs will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the cost compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs. The guaranteed minimum death benefit risk portion of the cost, if applicable, covers our assumption of the risk that the protected value of the contract will be larger than the base death benefit if the contract owner dies during the accumulation phase.

   If the insurance and administrative cost is not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from this cost. The insurance and administrative cost for your contract cannot be increased. We may use any profits from this cost to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit.

   We calculate the insurance and administrative cost based on the average daily value of all assets allocated to the variable investment options. These costs are not assessed against amounts allocated to the fixed interest rate options. The amount of the cost depends on the death benefit option that you choose. The cost is equal to:

   -  1.40% on an annual basis if you choose the base death benefit, and

   - 1.65% on an annual basis if you choose the step-up guaranteed minimum death benefit option.

   We impose an additional insurance and administrative cost of 0.10% annually (of account value attributable to the variable investment options) for the Contract with Credit.

CONTRACT MAINTENANCE CHARGE

We do not deduct a contract maintenance charge for administrative expenses while your contract value is $75,000 or more. If your contract value is less than $75,000 on a contract anniversary during the accumulation phase or when you make a full withdrawal, we will deduct $30 (or a lower amount equal to 2% of your contract value) for administrative expenses. We may raise the level of the contract value at which we waive this fee. We will deduct this charge proportionately from each of your contract's investment options.

WITHDRAWAL CHARGE

A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment was made. Specifically, we maintain an "age" for each purchase payment you have made by keeping track of how many contract anniversaries have passed since the purchase payment was made.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

The withdrawal charge is the percentage, shown below, of the amount withdrawn.

  NUMBER OF CONTRACT
ANNIVERSARIES SINCE THE                         CONTRACT WITHOUT
 DATE OF EACH PURCHASE   CONTRACT WITH CREDIT   CREDIT WITHDRAWAL
        PAYMENT           WITHDRAWAL CHARGE          CHARGE
-----------------------  --------------------   -----------------
          0                        8%                   7%
          1                        8%                   6%
          2                        8%                   5%
          3                        8%                   4%
          4                        7%                   3%
          5                        6%                   2%
          6                        5%                   1%
          7                        0%                   0%


   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the next following contract anniversary will apply.


   If you request a withdrawal, we will deduct an amount from the contract value that is sufficient to pay the withdrawal charge and provide you with the amount requested.

   If you request a full withdrawal, we will provide you with the full amount of the contract value after making these deductions.

   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We determine the charge-free amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories -- payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is equal to 10% of the initial purchase payment. When you make a withdrawal, we will first deduct the amount of the withdrawal from purchase payments no longer subject to a withdrawal charge, and then from the available charge-free amount, and will consider purchase payments to be paid out on a first-in, first-out basis. Withdrawals in excess of the charge-free amount will come first from purchase payments, also on a first-in, first-out basis, and will be subject to withdrawal charges, if applicable, even if earnings are available on the date of the withdrawal. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.


   If a withdrawal or transfer is taken from a market value adjustment guarantee period prior to the expiration of the rate guarantee period we will make a market value adjustment to the withdrawal amount, including the withdrawal charge. A hypothetical example follows:



Owner requests a net withdrawal of $1,000 from the market value adjustment "MVA" option, subject to a 5% withdrawal charge and a negative 1.4% MVA:



Amount in MVA
  guarantee period
  prior to withdrawal:      $3,000
Withdrawal, including
  a 5% withdrawal
  charge:                   $1,000/(1-0.05) = $1,053
Withdrawal and
  withdrawal charge
  amount assuming a
  negative MVA:             $1,053/[1-0.014(MVA)] = $1,068
Amount in MVA
  guarantee period:         $3,000
                        -   $1,068
                            -------------------------------
                            $1,932 = Amount remaining in
                                     MVA guarantee period
                                     after taking
                                     withdrawal
Owner receives:             $1,000
Withdrawal charge:      =   $53
MVA adjustment:         =   $15


   If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit.

        6:


WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

         PARTNERS ANNUITY ONE CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9


   Withdrawal charges will never be greater than permitted by applicable law.



MINIMUM DISTRIBUTION REQUIREMENTS



If a withdrawal is taken from a tax qualified contract in order to satisfy an IRS mandatory distribution requirement only with respect to that contract's account balance, we will waive withdrawal charges. See "What are the Tax Considerations Associated with the Strategic Partners Annuity One Contract?" on page 41.


TAXES ATTRIBUTABLE TO PREMIUM


There are federal premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. New York does not currently charge premium taxes on annuities. It is also our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.


TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract, which is the contract date. If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made.

COMPANY TAXES

We will pay the taxes on the earnings of the separate account. We do not currently charge you for these taxes. We will periodically review the issue of charging for these taxes and may impose a charge in the future.


UNDERLYING MUTUAL FUND FEES



When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2002, the fees of these funds ranged on an annual basis from 0.37% to 1.30% of fund assets (these fees reflect the effect of expense reimbursements or waivers, which may terminate at any time). For additional information about these fund fees, please consult the prospectuses for the funds, which are attached to this prospectus.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        7:

HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR

-  CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

Following the free look period, when you make a full withdrawal, you will receive the value of your contract minus any applicable charges and fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, we will take any partial withdrawal proportionately from all of the investment options in which you have invested. For a partial withdrawal, we will deduct any applicable charges and fees proportionately from the investment options in your contract. The minimum amount which may be withdrawn is $250. If you request a withdrawal that would reduce your total contract fund below the minimum $2,000, we will withdraw the maximum amount that will not reduce the total contract fund below that amount.

   With respect to the variable investment options we will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order.

   With respect to the market value adjustment option, you may specify the guarantee period from which you would like to make a withdrawal. If you indicate that the withdrawal is to originate from the market value adjustment option, but you do not specify which guarantee period is to be involved, then we will take the withdrawal from the guarantee period that has the least time remaining until its maturity date. If you indicate that you wish to make a withdrawal, but do not specify the investment options to be involved, then we will take the withdrawal from your contract value on a pro rata basis from each investment option that you have. In that situation, we will aggregate the contract value in each of the guarantee periods that you have within the market value adjustment option for purposes of making that pro rata calculation. The portion of the withdrawal associated with the market value adjustment option then will be taken from the guarantee periods with the least amount of time remaining until the maturity date, irrespective of the original length of the guarantee period. You should be aware that a withdrawal may avoid a withdrawal charge based on the charge-free amount that we allow, yet still be subject to a market value adjustment.


   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS ALSO MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.


AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options (other than a guarantee period within the market value adjustment option). The minimum automated withdrawal amount you can make is $100.


   INCOME TAXES, TAX PENALTIES, WITHDRAWAL CHARGES, AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.


SUSPENSION OF PAYMENTS OR TRANSFERS

The Securities and Exchange Commission (SEC) may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the

        7:

HOW CAN I ACCESS MY MONEY? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The Securities and Exchange Commission, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or transfer made from the fixed interest rate options promptly upon request.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        8:

WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

                    PARTNERS ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

The tax considerations associated with the Strategic Partners Annuity One contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)
TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

   It is possible that the Internal Revenue Service would assert that some or all of the charges for the guaranteed minimum death benefit should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

   If the Internal Revenue Service determines that the deductions for one or more benefits under the contract -- including, without limitation, the guaranteed minimum death benefit and any supplemental benefit added by endorsement -- are taxable withdrawals, then the sole or surviving owner may cancel the affected benefit(s) within 90 days after notice from us.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if you elect any interest payment option that we may offer, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

   It is our position that the guaranteed minimum death benefit and other contract benefits are an integral part of the annuity contract and accordingly that the charges made against the annuity contract's cash value for the benefit should not be treated as distributions subject to income tax. It is possible, however, that the Internal Revenue Service could take the position that such charges should be treated as distributions.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

        8:


TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

         PARTNERS ANNUITY ONE CONTRACT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity;

TAXES PAYABLE BY BENEFICIARIES

All of the death benefit options are subject to income tax to the extent the distribution exceeds the adjusted basis in the contract and the full value of the death benefit is included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below. Tax consequences to the beneficiary vary among the death benefit payment options.

-  Choice 1:  the beneficiary is taxed on earnings in the contract.

- Choice 2: the beneficiary is taxed as amounts are withdrawn (In this case earnings are treated as being distributed first).

- Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section for withholding rules for tax favored plans (for example, an IRA).

   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

   Diversification And Investor Control In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. It also means that we, and not you as the contract-owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these rules, which are further discussed in the Statement of Additional Information, will be met.

   Required Distributions Upon Your Death Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect an annuity payment option based on life expectancy or a period exceeding five years.

   If any portion of the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   Changes In The Contract We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans. Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Internal Revenue Code of 1986, as amended (Code). This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS


   IRAs If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" on page 52 contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount credited under the contract, calculated as of the date that we receive this cancellation notice, if greater), less any applicable federal and state income tax withholding.



   Contributions Limits/Rollovers: Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. In 2003 and 2004 the limit is $3,000; increasing in 2005 to 2007, to $4,000; and for 2008, $5,000. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500 in years 2003 to 2005 and an additional $1,000 in 2006 and years thereafter). The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she

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         PARTNERS ANNUITY ONE CONTRACT CONTINUED
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

   Required Provisions: Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

- You cannot sell, assign or pledge the contract, other than to Pruco Life of New Jersey;

- The annual premium you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than the April 1st of the calendar year after the calendar year you turn age 70 1/2; and

- Death and annuity payments must meet "minimum distribution requirements" (described below).

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-  A 10% "early distribution penalty" (described below);

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

-  Failure to take a minimum distribution (also generally described below).

   ROTH IRAs Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" (generally, held for 5 tax years and payable on account of death, disability, attainment of age 59 1/2, or first time-homebuyer) from Roth IRAs are excludable from your gross income; and

- If eligible, you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA, you may purchase a contract as a Roth IRA only in connection with a "rollover" or "conversion" of the proceeds of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, or Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount,

 44
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

including a new method permitted under IRS regulations released in April 2002. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% IRS penalty tax on the amount of any minimum distribution not made in a timely manner.

   You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will send you a check for this minimum distribution amount, less any other partial withdrawals that you made during the year.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, SIMPLE-IRA (which may increase to 25%), Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. There are only limited exceptions to this tax, and you should consult your tax adviser for further details.

WITHHOLDING

Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.


   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "What are the Expenses Associated with the Strategic Partners Annuity One Contract" starting on page 36.



   Information about sales representatives and commissions may be found under "Other Information" and "Sale and Distribution of the Contract" on page 47.


   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

SPOUSAL CONSENT RULES FOR RETIREMENT PLANS -- QUALIFIED CONTRACTS

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your

                                                                              45
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         PARTNERS ANNUITY ONE CONTRACT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

   Defined Benefit Plans, Money Purchase Pension Plans, and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" ("QJSA"), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" ("QPSA"). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

   Defined Contribution Plans (including 401(k) Plans). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

   IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

ADDITIONAL INFORMATION


For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement" on page 52.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        9:

OTHER

        INFORMATION
--------------------------------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states.

   Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life of New Jersey's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the contract.


   Pruco Life of New Jersey publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life of New Jersey that is annually audited by independent accountants. Pruco Life of New Jersey's annual report for the year ended December 31, 2002, together with subsequent periodic reports that Pruco Life of New Jersey files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life of New Jersey annual report that is not ordinarily mailed to contractholders, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life of New Jersey is 33-18053. You may read and copy any filings made by Pruco Life of New Jersey with the SEC at the SEC's Public Reference Room at 450 Fifth Street, Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling 1- (202) 942-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.


THE SEPARATE ACCOUNT


We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "separate account"), to hold the assets that are associated with the contracts. The separate account was established under New Jersey law on May 20, 1996, and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life of New Jersey and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life of New Jersey, including its audited financial statements, appears in the Statement of Additional Information.


SALE AND DISTRIBUTION OF THE CONTRACT


Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the contracts under a "best efforts" underwriting agreement with Pruco Life of New Jersey under which PIMS is reimbursed for its costs and expenses. PIMS is an indirect wholly-owned subsidiary of Prudential Financial, Inc. and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.


We pay the broker-dealer whose registered representatives sell the contract either:

-  a commission of up to 8% of your purchase payments; or

- a combination of a commission on purchase payments and a "trail" commission -- which is a commission determined as a percentage of your

                                                                              47
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OTHER INFORMATION CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   contract value that is paid periodically over the life of your contract.

The commission amount quoted above is the maximum amount which is paid. In most circumstances, the registered representative who sold the contract will receive significantly less.

   From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the contract does not result directly in any additional charge to you.


LITIGATION



We are subject to legal and regulatory actions in the ordinary course of our business, including class action lawsuits. Pending legal and regulatory actions include proceedings that are specific to us and proceedings generally applicable to the businesses in which we operate. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.



   We have been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, Pruco Life of New Jersey has resolved those regulatory actions, its sales practices class action litigation and all of the individual sales practices actions filed by policyholders who "opted out" of the sales practices class action. Prudential has indemnified Pruco Life of New Jersey for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.



   Pruco Life of New Jersey's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life of New Jersey in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life of New Jersey's financial position.


ASSIGNMENT

You can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see "What is the Death Benefit," on page 30. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event.

   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS


The financial statements of the separate account and Pruco Life of New Jersey, the co-issuer of the Strategic Partners Annuity One contract, are included in the Statement of Additional Information.


STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts


-  Principal Underwriter



-  Allocation of Initial Purchase Payment


-  Determination of Accumulation Unit Values

-  Performance Information

 48
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

-  Comparative Performance Information and Advertising

-  Federal Tax Status

-  Directors and Officers

-  Financial Statements

HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contractholder that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling 1-877-778-5008.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

MARKET-VALUE
        ADJUSTMENT FORMULA
--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA


The general formula under which Pruco Life of New Jersey calculates the market value adjustment applicable to a full or partial surrender, annuitization, or settlement under Strategic Partners Annuity One is set forth below. The market value adjustment is expressed as a multiplier factor. That is, the Contract Value after the market value adjustment ("MVA"), but before any withdrawal charge, is as follows: Contract Value (after MVA) = Contract Value (before MVA) X (1 + MVA). The MVA itself is calculated as follows:

                               1 + I
              MVA = [(----------------)to the power of (N/12)] -1
                       1 + J + .0025

where:  I   =    the guaranteed credited interest rate
                 (annual effective) for the given
                 contract at the time of withdrawal or
                 annuitization or settlement.

        J   =    the interpolated current credited
                 interest rate offered on new money at
                 the time of withdrawal,
                 annuitization, or settlement. (See
                 below for the interpolation formula)

        N   =    equals the remaining number of months
                 in the contract's current guarantee
                 period (rounded up) at the time of
                 withdrawal or annuitization or
                 settlement.

The MVA formula with respect to contracts issued in New York is what is depicted above. The formula uses an interpolated rate "J" as the current credited interest rate. Specifically, "J" is the interpolated current credited interest rate offered on new money at the time of withdrawal, annuitization, or settlement. The interpolated value is calculated using the following formula:

            m/365 X (n + 1) year rate + (365 - m)/365 X n year rate,

where "n" equals the number of whole years remaining in the Contract's current guarantee period, and "m" equals the number of days remaining in year "n" of the current guarantee period.


MARKET VALUE ADJUSTMENT EXAMPLE

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number of whole years remaining) is 4%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.


    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.05] + [((365-61)/365) X 0.04] =
         0.0417



   The MVA factor calculation would be: [(1.06)/(1.0417 + 0.0025)] to the (38/12) power-1 = 0.04902


2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 X 0.04902 = $545.45

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $545.45 = $11,672.56

The MVA may not always be positive. Here is an example where it is negative.

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

of whole years remaining) is 7%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 8%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.


    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.08] + [((365 - 61)/365) X 0.07] =
         0.0717



   The MVA factor calculation would be: [(1.06)/(1.0717 + 0.0025)] to the (38/12) power-1 = -0.04098


2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.04098) = -$455.99

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$455.99) = $10,671.12

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEP) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD


The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund (less any applicable federal and state income tax withholding) within 10 days (or whatever period is required by applicable state law) after it is delivered. The amount of the refund is dictated by state law. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.


ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the due date for filing your income tax return for that year, excluding extensions (generally by April 15th). For a single taxpayer, the applicable dollar limitation is $40,000 in 2003, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $40,000-$50,000. For married couples filing jointly, the applicable dollar limitation is $60,000, with the amount of IRA contribution which may be deducted reduced proportionately between $60,000-$70,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $50,000 for individuals and $70,000 for married couples filing jointly. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers.

   Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are limited to $12,000 in 2003, with a permitted catch-up contribution of $2,000 for individuals age 50 and above. Contribution limits and catch-up contribution limits are scheduled to increase through 2006 and are indexed for inflation thereafter. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.

   The IRA maximum annual contribution is limited to the lesser of: (1) the maximum amount allowed by law, including catch-up contributions if applicable, or (2) 100% of your earned compensation. Contributions in excess of these limits may be subject to penalty. See below.

   Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 25% of your salary or $40,000.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

An employee who is a participant in a SEP agreement may make after-tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

   The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) the maximum amount allowed by law, including catch-up contributions if applicable or (2) 100% of taxable alimony.

   If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

   Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions below for penalties imposed on withdrawal when the contribution exceeds the maximum amount allowed by law, including catch-up contributions if applicable.)

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to the maximum amount allowed by law, including catch-up contributions if applicable, may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) twice the maximum amount allowed by law, including catch-up contributions if applicable; or (iii) 100% of your combined gross income.


   Contributions in excess of the contribution limits may be subject to penalty. See page 52 under "Contributions and Deductions." If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.


   Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

   A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.) Funds can also be rolled over from an IRA or SEP to another IRA or SEP or to another qualified retirement plan or 457 government plan.

DISTRIBUTIONS

(a) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former spouse in accordance with the terms of a divorce decree.)

   You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

   The 10% tax penalty does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

(b) DISTRIBUTION AFTER AGE 59 1/2

Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, the portion of the distribution attributable to the nondeductible contribution will be tax-free.

(c) INADEQUATE DISTRIBUTIONS--50% TAX


Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary). The calculation method is revised under the IRS final regulations for distributions beginning in 2003. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.


(d) DEATH BENEFITS

If you (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum by December 31st of the fifth year after your (or your surviving spouse's) death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning by December 31st of the year following the year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, and no designated beneficiary is identified by December 31st of the year following the year of death, the entire amount must be distributed based on the life expectancy of the owner using the owner's age prior to death. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all IRAs maintained by an individual is generally the lesser of the maximum amount allowed by law and 100% of compensation for that year (the maximum amount allowed by law is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a traditional IRA. Contributions to a Roth IRA are not deductible.

   For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a traditional IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

   UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A TRADITIONAL IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

   "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

   Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed under the same rules applied to traditional IRAs where death occurs before the required beginning date.


   The contract may not be available to Roth IRA's in New York.


REPORTING TO THE IRS


   Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate. Beginning in January 2004, if you were at least 70 1/2 at the end of the prior year, we will indicate to you and to the IRS, on Form 5498, that your account is subject to minimum required distributions.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

         APPENDIX

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


As we have indicated throughout this prospectus, the Strategic Partners Annuity One Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such Contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges during the periods September 24, 2001 to December 31, 2001 and January 1, 2002 to December 31, 2002. During those periods, the highest combination of asset-based charges amounted to 1.60%, and the lowest combination of asset-based charges amounted to 1.40%. Under the version of the contracts described in this prospectus, the highest combinations of asset-based charges now amounts to 1.75%, while the lowest combination of asset-based charges remains at 1.40%.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


ACCUMULATION UNIT VALUES:
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54236                      $0.65768                           17,289
         1/1/2002 to 12/31/2002                 $0.65768                      $0.44784                          812,336

PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $0.97750                      $0.78176                                0

PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.59967                      $0.71233                           39,194
         1/1/2002 to 12/31/2002                 $0.71233                      $0.52578                          203,321

PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.03702                      $1.04061                          113,402
         1/1/2002 to 12/31/2002                 $1.04061                      $1.04179                        1,727,696

PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.69176                      $0.79064                          264,980
         1/1/2002 to 12/31/2002                 $0.79064                      $0.60663                        1,363,447

PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $0.97746                      $0.79350                                0

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.64672                      $0.75207                                0
         1/1/2002 to 12/31/2002                 $0.75207                      $0.57727                           43,271

SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54732                      $0.63765                           10,365
         1/1/2002 to 12/31/2002                 $0.63765                      $0.49707                           86,578

SP AIM CORE EQUITY INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54178                      $0.64005                           14,982
         1/1/2002 to 12/31/2002                 $0.64005                      $0.53519                          149,702

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.60919                      $0.71906                           66,232
         1/1/2002 to 12/31/2002                 $0.71906                      $0.48794                          292,167

SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.43439                      $0.56163                            2,183
         1/1/2002 to 12/31/2002                 $0.56163                      $0.32494                                0

SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.82277                      $0.91008                           22,347
         1/1/2002 to 12/31/2002                 $0.91008                      $0.79270                        1,722,663



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                                                                              57

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9


ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.91719                      $0.98804                          203,977
         1/1/2002 to 12/31/2002                 $0.98804                      $0.91698                        1,154,774

SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.77575                      $0.89451                          278,355
         1/1/2002 to 12/31/2002                 $0.89451                      $0.74364                          993,136

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.64820                      $0.72585                           68,974
         1/1/2002 to 12/31/2002                 $0.72585                      $0.59296                          506,591

SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.72844                      $0.82679                           64,201
         1/1/2002 to 12/31/2002                 $0.82679                      $0.67465                          978,358

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54633                      $0.68188                           70,633
         1/1/2002 to 12/31/2002                 $0.68188                      $0.46899                          330,189

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.48213                      $0.53757                          115,055
         1/1/2002 to 12/31/2002                 $0.53757                      $0.41046                          244,197

SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.84297                      $0.94081                          155,729
         1/1/2002 to 12/31/2002                 $0.94081                      $0.77601                          633,212

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.57978                      $0.69040                            2,396
         1/1/2002 to 12/31/2002                 $0.69040                      $0.48564                           75,843

SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.60415                      $0.75936                           14,528
         1/1/2002 to 12/31/2002                 $0.75936                      $0.40193                          290,991

SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.00341                      $1.04100                           52,379
         1/1/2002 to 12/31/2002                 $1.04100                      $1.02813                          586,315

SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.12213                      $1.12247                          337,616
         1/1/2002 to 12/31/2002                 $1.12247                      $1.21092                        3,182,506

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.55673                      $0.67759                          127,630
         1/1/2002 to 12/31/2002                 $0.67759                      $0.45382                          515,134



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 58

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9


ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.94433                      $1.12776                          118,985
         1/1/2002 to 12/31/2002                 $1.12776                      $0.95217                          622,239

SP STRATEGIC PARTNERS FOCUSED GROWTH
PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.56746                      $0.66171                          103,999
         1/1/2002 to 12/31/2002                 $0.66171                      $0.48778                          210,262

JANUS ASPEN SERIES--GROWTH PORTFOLIO
SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.53146                      $0.61510                           39,883
         1/1/2002 to 12/31/2002                 $0.61510                      $0.44459                          151,505


* COMMENCEMENT OF BUSINESS

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9


ACCUMULATION UNIT VALUES:
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB STEP-UP 1.60)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54132                      $0.65613                           21,838
         1/1/2002 to 12/31/2002                 $0.65613                      $0.44585                        2,313,416

PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $0.97748                      $0.78020                                0

PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.59848                      $0.71047                           60,169
         1/1/2002 to 12/31/2002                 $0.71047                      $0.52344                          383,779

PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.03505                      $1.03811                          298,500
         1/1/2002 to 12/31/2002                 $1.03811                      $1.03754                        3,715,975

PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.69027                      $0.78853                          225,427
         1/1/2002 to 12/31/2002                 $0.78853                      $0.60378                        1,595,243

PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $0.97744                      $0.79207                                0

SP AGGRESSIVE GROWTH ASSET ALLOCATION
PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.64539                      $0.75015                                0
         1/1/2002 to 12/31/2002                 $0.75015                      $0.57468                          256,684

SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54622                      $0.63604                           40,490
         1/1/2002 to 12/31/2002                 $0.63604                      $0.49487                          341,275

SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54069                      $0.63843                           39,995
         1/1/2002 to 12/31/2002                 $0.63843                      $0.53285                          600,651

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.60796                      $0.71726                           86,888
         1/1/2002 to 12/31/2002                 $0.71726                      $0.48575                          637,494

SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.43357                      $0.56029                           40,365
         1/1/2002 to 12/31/2002                 $0.56029                      $0.32356                          177,153

SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.82123                      $0.90789                           68,280
         1/1/2002 to 12/31/2002                 $0.90789                      $0.78925                        3,183,687



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 60

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9


ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB STEP-UP 1.60)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.91564                      $0.98589                          403,833
         1/1/2002 to 12/31/2002                 $0.98589                      $0.91328                        1,722,942

SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.77429                      $0.89231                          363,816
         1/1/2002 to 12/31/2002                 $0.89231                      $0.74041                        2,271,910

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.64692                      $0.72410                          100,007
         1/1/2002 to 12/31/2002                 $0.72410                      $0.59035                          532,579

SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.72697                      $0.82464                          124,984
         1/1/2002 to 12/31/2002                 $0.82464                      $0.67156                        2,589,912

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.54523                      $0.68010                           32,857
         1/1/2002 to 12/31/2002                 $0.68010                      $0.46689                          293,479

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.48111                      $0.53612                           96,107
         1/1/2002 to 12/31/2002                 $0.53612                      $0.40856                          623,737

SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.84130                      $0.93845                          207,057
         1/1/2002 to 12/31/2002                 $0.93845                      $0.77254                        1,170,298

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.57869                      $0.68879                           36,380
         1/1/2002 to 12/31/2002                 $0.68879                      $0.48353                          234,791

SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.60297                      $0.75748                          119,204
         1/1/2002 to 12/31/2002                 $0.75748                      $0.40007                          728,621

SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.00162                      $1.03861                          132,714
         1/1/2002 to 12/31/2002                 $1.03861                      $1.02373                          991,776

SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.11989                      $1.11959                          610,106
         1/1/2002 to 12/31/2002                 $1.11959                      $1.20552                        5,253,102

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.55569                      $0.67599                          106,297
         1/1/2002 to 12/31/2002                 $0.67599                      $0.45191                          651,808



* COMMENCEMENT OF BUSINESS                 THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9


ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB STEP-UP 1.60)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.94250                      $1.12495                          229,314
         1/1/2002 to 12/31/2002                 $1.12495                      $0.94801                        1,139,082

SP STRATEGIC PARTNERS FOCUSED GROWTH
PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.56634                      $0.66006                          116,783
         1/1/2002 to 12/31/2002                 $0.66006                      $0.48552                          389,235

JANUS ASPEN SERIES--GROWTH PORTFOLIO
SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.67664                      $0.61352                           71,266
         1/1/2002 to 12/31/2002                 $0.61352                      $0.44250                          292,610


* COMMENCEMENT OF BUSINESS

 62
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

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

PART III PROSPECTUSES
--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS

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

STRATEGIC PARTNERS(SM)
PLUS
VARIABLE ANNUITY
--------------------------------------------------------------------------------
PROSPECTUS: MAY 1, 2003


THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY). PRUCO LIFE OF NEW JERSEY IS AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.


THE FUNDS
------------------------------------------------------------


Strategic Partners Plus offers a wide variety of investment choices, including 35 variable investment options that invest in mutual funds managed by these leading asset managers:


PRUDENTIAL INVESTMENTS LLC
JENNISON ASSOCIATES LLC
A I M CAPITAL MANAGEMENT, INC.
ALLIANCE CAPITAL MANAGEMENT, L.P.

CALAMOS ASSET MANAGEMENT, INC.

DAVIS ADVISORS

DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES
  LIMITED.


EVERGREEN INVESTMENT MANAGEMENT COMPANY

FIDELITY MANAGEMENT & RESEARCH COMPANY

GE ASSET MANAGEMENT, INCORPORATED

INVESCO FUNDS GROUP, INC.
JANUS CAPITAL MANAGEMENT LLC

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)


SALOMON BROTHERS ASSET MANAGEMENT INC.


You may choose between two basic versions of Strategic Partners Plus. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Strategic Partners Plus, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments.

PLEASE READ THIS PROSPECTUS
------------------------------------------------------------


Please read this prospectus before purchasing a Strategic Partners Plus variable annuity contract, and keep it for future reference. Current prospectuses for the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference as well. The Risk Factors section relating to the market value adjustment option appears on p. 12 of this prospectus.


TO LEARN MORE ABOUT STRATEGIC PARTNERS PLUS
------------------------------------------------------------


To learn more about the Strategic Partners Plus variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2003. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Pruco Life of New Jersey also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can also be obtained from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at
(202) 942-8090. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Plus SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on Page 47 of this prospectus.


FOR A FREE COPY OF THE SAI CALL US AT:
------------------------------------------------------------

-- (888) PRU-2888 or write to us at:

-- Prudential Annuity Service Center
     P.O. Box 7960
     Philadelphia, PA 19101

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS

OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS PLUS IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


 STRATEGIC PARTNERS(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA.                                                                 P2360NY

CONTENTS
--------------------------------------------------------------------------------


                                       PART I: STRATEGIC PARTNERS PLUS PROSPECTUS
                                       -------------------------------------------------

                                       SUMMARY
                                       -------
                                                Glossary...........................................      6
                                                Summary............................................      9
                                                Risk Factors.......................................     12
                                                Summary of Contract Expenses.......................     13
                                                Expense Examples...................................     15

                                       PART II: STRATEGIC PARTNERS PLUS PROSPECTUS
                                       ------------------------------------------------------------

                                       SECTIONS 1-9
                                       ------------------------------------------------------------

                                           Section 1: What is the Strategic Partners Plus Variable
                                             Annuity?..............................................     21
                                                Short Term Cancellation Right or "Free Look".......     22

                                           Section 2: What Investment Options Can I Choose?........     23
                                                Variable Investment Options........................     23
                                                Fixed Interest Rate Options........................     24
                                                Market Value Adjustment Option.....................     25
                                                Transfers Among Options............................     27
                                                Market Timing......................................     27
                                                Other Available Features...........................     27
                                                Voting Rights......................................     28
                                                Substitution.......................................     28

                                           Section 3: What Kind of Payments Will I Receive During
                                             the Income Phase? (Annuitization).....................     29
                                                Option 1: Annuity Payments for a Fixed Period......     29
                                                Option 2: Life Income Annuity Option...............     29
                                                Other Annuity Options..............................     29
                                                Tax Considerations.................................     29

                                           Section 4: What is the Death Benefit?...................     30
                                                Beneficiary........................................     30
                                                Calculation of the Death Benefit...................     30
                                                Guaranteed Minimum Death Benefit...................     30
                                                Special Rules If Joint Owners......................     31
                                                Payout Options.....................................     31
                                                Spousal Continuance Benefit........................     32

                                           Section 5: How Can I Purchase a Strategic Partners Plus
                                             Contract?.............................................     33
                                                Purchase Payments..................................     33
                                                Allocation of Purchase Payments....................     33
                                                Credits............................................     33
                                                Calculating Contract Value.........................     34

                                           Section 6: What are the Expenses Associated with the
                                             Strategic Partners Plus Contract?.....................     35
                                                Insurance and Administrative Cost..................     35
                                                Contract Maintenance Charge........................     35
                                                Withdrawal Charge..................................     35
                                                Taxes Attributable to Premium......................     37
                                                Transfer Fee.......................................     37
                                                Company Taxes......................................     37
                                                Underlying Mutual Fund Fees........................     37

--------------------------------------------------------------------------------


    Section 7: How Can I Access My Money?......................................         38
         Withdrawals During the Accumulation Phase.............................         38
         Automated Withdrawals.................................................         38
         Suspension of Payments or Transfers...................................         38

    Section 8: What are the Tax Considerations Associated with the Strategic
      Partners Plus Contract?..................................................         40
         Contracts Owned by Individuals (Not Associated with Tax-Favored
           Retirement Plans)...................................................         40
         Contracts Held by Tax-Favored Plans...................................         42

    Section 9: Other Information...............................................         46
         Pruco Life Insurance Company of New Jersey............................         46
         The Separate Account..................................................         46
         Sale and Distribution of the Contract.................................         46
         Litigation............................................................         47
         Assignment............................................................         47
         Financial Statements..................................................         47
         Statement of Additional Information...................................         47
         Householding..........................................................         47
         Market Value Adjustment Formula.......................................         48
         IRA Disclosure Statement..............................................         50

    Appendix...................................................................         54
         Accumulation Unit Values..............................................         54



                                       PART III: PROSPECTUSES
                                       ----------------------

                                       VARIABLE INVESTMENT OPTIONS
                                       ---------------------------

                                        THE PRUDENTIAL SERIES FUND, INC.

                                        EVERGREEN VARIABLE ANNUITY TRUST

                                        JANUS ASPEN SERIES


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 4

PART I SUMMARY
--------------------------------------------------------------------------------
STRATEGIC PARTNERS PLUS PROSPECTUS

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract minus any charge we impose for any type of tax based on the amount of purchase payments.

ANNUITANT


The person whose life determines the amount of income payments that we will pay. If the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract's requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving co-annuitant, and the owner is not the annuitant, then the owner becomes the annuitant.


ANNUITY DATE

The date when income payments are scheduled to begin.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

CONTRACT DATE

The date on which we credit your initial purchase payment. We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT


A version of the annuity contract that provides for a bonus credit with each purchase payment that you make and has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit.


CONTRACT WITHOUT CREDIT


A version of the annuity contract that does not provide a credit and has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.


CREDIT

If you choose the Contract With Credit, this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. Bonus credits generally are not recaptured once the free look period expires. Our reference in the preceding sentence to "generally are not recaptured" refers to the fact that we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year of death.

DEATH BENEFIT

If the sole owner dies, or if jointly owned, the first to die of the owner or joint owner, the beneficiary you designate will receive, at a minimum, the total amount invested, reduced by withdrawals or a potentially greater amount related to market appreciation. The guaranteed minimum death benefit is available for an additional charge.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)

An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are automatically made to selected variable investment options or to the one-year fixed rate option. We guarantee your money will earn at least 3% while it is allocated to this option. Payments you allocate to the DCA Fixed Rate Option become part of Pruco Life of New Jersey's general assets until they are transferred.

FIXED INTEREST RATE OPTIONS

Investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options or to the one-year fixed rate option (dollar cost averaging fixed rate option).

GMDB PROTECTED VALUE

The guaranteed amount of the guaranteed minimum death benefit, which may equal the GMDB step-up value. The protected value will be subject to certain age restrictions and time durations, however it will still increase by subsequent invested purchase payments and reduce by withdrawals.

GMDB STEP-UP

We may use the GMDB step-up value to compute the GMDB protected value of the guaranteed minimum death benefit.

     If the sole owner or the older of the owner and joint owner is less than age 80 on the contract date, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments and reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will be increased by invested purchase payments and reduced by the effect of withdrawals.

     If the sole owner or the older of the owner and joint owner is between age 80 and 85 on the contract date, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary the GMDB step-up will be adjusted to the greater of the then current GMDB step-up or the contract value as of that contract anniversary.

GOOD ORDER

An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB)

An optional feature available for an additional charge, which guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB protected value.

GUARANTEE PERIOD


A period of time during which your invested purchase payment in the market value adjustment option earns interest at the declared rate. We will make available one or more of the following guarantee periods equal to any or all of the following: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years, and 10 years.


INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE

The period in which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS

Your purchase payments less any deduction we make for any tax charge.

JOINT OWNER


The person named as the joint owner, who shares ownership rights with the owner as defined in the contract.

GLOSSARY CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


MARKET VALUE ADJUSTMENT



An adjustment to your contract value or withdrawal proceeds that is based on the relationship between interest you are currently earning within the market value adjustment option and prevailing interest rates. This adjustment may be positive or negative.


MARKET VALUE ADJUSTMENT OPTION


Under the Contract Without Credit, an investment option that offers guarantee periods and pays a fixed rate of interest with respect to each guarantee period. We impose a market value adjustment on withdrawals or transfers that you make from this option prior to the end of a guarantee period.


NET PURCHASE PAYMENTS

Your total purchase payments less any withdrawals you have made.

PRUDENTIAL ANNUITY SERVICE CENTER

For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is 888-PRU-2888. Prudential's Web site is www.prudential.com.

PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. With some restrictions, you can make additional purchase payments at any time during the accumulation phase.

SEPARATE ACCOUNT

We hold your purchase payments allocated to the variable investment options in a separate account called the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life of New Jersey.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners Plus variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

TAX DEFERRAL

This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See "What Are the Tax Considerations Associated with the Strategic Partners Plus Contract," on page 40.

VARIABLE INVESTMENT OPTION


When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life of New Jersey that invests in a particular mutual fund is referred to in your contract as a subaccount.

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

SUMMARY FOR SECTIONS 1-9
--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS PLUS VARIABLE ANNUITY?


The Strategic Partners Plus variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey, we or us). The contract allows you to invest on a tax-deferred basis in one or more of 35 variable investment options, two fixed interest rate options and the market value adjustment option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.


   There are two basic versions of the Strategic Partners Plus variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide lower interest rates for fixed rate options than the Contract Without Credit,

-  does not provide the market value adjustment option.

Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

- may provide higher interest rates for fixed rate options than the Contract With Credit,

-  provides the market value adjustment option.

   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

   The fixed interest rate options offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually. Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to always be at least 3%.

   Payments allocated to the fixed interest rate options became part of Pruco Life of New Jersey's general assets. Payments allocated to the market value adjustment option are held as a separate pool of assets, but the income, gains or losses experienced by these assets are not directly credited or charged against the contracts. As a result, the strength of our guarantees under these options is based on the overall financial strength of Pruco Life of New Jersey.


   You can invest your money in any or all of the variable investment options, the fixed interest rate options and one of more guarantee periods available under the market value adjustment option. The market value adjustment option is only available in the Contract Without Credit. You may make up to 12 free transfers each contract year among the variable investment options. Certain restrictions apply to transfers involving the fixed interest rate options.


   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.

SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

   The contract offers a choice of annuity payout and death benefit options, which may also be available to you.

   If you change your mind about owning Strategic Partners Plus, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). We call this the "Free Look" period.

SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any or all of the following variable investment options:

The Prudential Series Fund, Inc.

   Jennison Portfolio (domestic equity)

   Prudential Equity Portfolio

   Prudential Global Portfolio

   Prudential Money Market Portfolio

   Prudential Stock Index Portfolio

   Prudential Value Portfolio (domestic equity)

   SP Aggressive Growth Asset Allocation Portfolio

   SP AIM Aggressive Growth Portfolio

   SP AIM Core Equity Portfolio

   SP Alliance Large Cap Growth Portfolio

   SP Alliance Technology Portfolio

   SP Balanced Asset Allocation Portfolio

   SP Conservative Asset Allocation Portfolio

   SP Davis Value Portfolio

   SP Deutsche International Equity Portfolio


   SP Growth Asset Allocation Portfolio



   SP INVESCO Small Company Growth Portfolio


   SP Jennison International Growth Portfolio


   SP Large Cap Value Portfolio


   SP MFS Capital Opportunities Portfolio
       (domestic and foreign equity)


   SP Mid Cap Growth Portfolio
       (formerly SP MFS Mid-Cap Growth Portfolio)



   SP PIMCO High Yield Portfolio


   SP PIMCO Total Return Portfolio

   SP Prudential U.S. Emerging Growth Portfolio


   SP Small/Mid Cap Value Portfolio


   SP Strategic Partners Focused Growth Portfolio

Evergreen Variable Annuity Trust

   Evergreen VA Blue Chip Fund

   Evergreen VA Capital Growth Fund

   Evergreen VA Foundation Fund
      (domestic balanced/equity and fixed income)

   Evergreen VA Global Leaders
      (international and global growth/equity)

   Evergreen VA Growth Fund

   Evergreen VA Masters Fund
      (domestic growth/all cap/equity)

   Evergreen VA Omega Fund
      (domestic growth/all cap/equity)

   Evergreen VA Small Cap Value Fund

Janus Aspen Series

   Growth Portfolio -- Service Shares


   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the underlying mutual fund portfolios used by the variable investment options that you choose. Performance information for the variable investment options appears in the Statement of Additional Information (SAI). Past performance is not a guarantee of future results.


   Two guaranteed fixed interest rate options are also available:

- The one-year fixed interest rate option offers a base interest rate that is guaranteed by us for one year, and will always be at least 3% per year. We may also offer a higher interest rate on each purchase payment allocated to this option for the first year after the payment.

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which we make periodic transfers from this option to the variable investment options you select or to the one-year fixed interest rate option. We guarantee that the interest rate for the dollar cost averaging fixed rate option will always be at least 3% per year.


   You may also invest your money in a market value adjustment option if you purchase a Contract Without Credit. You can allocate purchase payments or transfer contract value to one or more guarantee periods available under the market value adjustment option. Available guarantee periods will include one or more of the

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

following periods: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years and 10 years in length. Allocation or transfers must be at least $1,000.

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.

SECTION 4
WHAT IS THE DEATH BENEFIT?


In general, if the sole owner or first to die of the owner or joint owner dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance and administrative cost, a potentially larger guaranteed minimum death benefit. The base death benefit equals the total invested purchase payments proportionally reduced by withdrawals. The guaranteed minimum death benefit is equal to the "GMDB protected value." On the date we receive due proof of death, in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Benefit, if in addition to certain other conditions



(1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or



(2) there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary under the contract.



We describe this benefit on page 32.


SECTION 5
HOW CAN I PURCHASE A STRATEGIC PARTNERS PLUS CONTRACT?

Under most circumstances, you can purchase this contract with a minimum initial purchase payment of $10,000. Generally, you can make additional purchase payments of $500 or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.

   You may purchase this contract only if you are age 85 or younger. Certain age limits apply to certain features and benefits described herein.

SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS CONTRACT?

The contract has insurance features and investment features, both of which have related costs and charges.

- Each year (or upon full surrender) we deduct a contract maintenance charge of $30 if your contract value is less than $75,000 (or 2% of your contract value, if that amount is less than $30). We do not impose the contract maintenance charge if your contract value is $75,000 or more.

- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit option that you choose. The daily cost is equivalent to an annual charge, as follows:

   --  1.40% if you do not choose the guaranteed minimum death benefit,

   --  1.65% if you choose the step-up guaranteed minimum death benefit option.

  We impose an additional insurance and administrative cost of 0.10% annually for the Contract With Credit.


- There are also expenses associated with the mutual funds. For 2002, the fees of these funds ranged on an annual basis from 0.37% to 3.00% of fund assets, which are reduced by expense reimbursements or waivers to .37% to 1.30%. These reimbursements or waivers may be terminated at any time.


- If you withdraw money less than seven contract anniversaries after making a purchase payment, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7% for the Contract Without Credit and 5-8% for the Contract With Credit.

SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

   For more information, including details about other possible charges under the contract, see "Summary of Contract Expenses" on page 13 and "What Are The Expenses Associated With The Strategic Partners Plus Contract?" on page 35.

SECTION 7
HOW CAN I ACCESS MY MONEY?


You may withdraw money at any time during the accumulation phase. If you do so, however, you may be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. For the Contract Without Credit, if you withdraw money less than seven contract anniversaries after making a purchase payment, we may impose a withdrawal charge ranging from 1-7%. For the version of the Contract With Credit, we may impose a withdrawal charge ranging from 5-8%.


Under the market value adjustment option, you will be subject to a market value adjustment if you make a withdrawal or transfer from the option prior to the end of a guarantee period.

SECTION 8
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS CONTRACT?


Your earnings are generally not taxed until you withdraw them. If you take money out during the accumulation phase, the tax laws first treat the withdrawal as a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth IRAs) prior to age 59 1/2 are taxable and subject to the 10% penalty.


SECTION 9
OTHER INFORMATION


This contract is issued by Pruco Life of New Jersey, an indirect subsidiary of The Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker/dealers.



RISK FACTORS
There are various risks associated with an investment in the market value adjustment option that we summarize below.



   Issuer Risk. Your market value adjustment option is issued by Pruco Life of New Jersey, and thus is backed by the financial strength of that company. If Pruco Life of New Jersey were to experience significant financial adversity, it is possible that Pruco Life of New Jersey's ability to pay interest and principal under the market value adjustment option could be impaired.



   Risks Related to Changing Interest Rates. You do not participate directly in the investment experience of the bonds and other instruments that Pruco Life of New Jersey holds to support the market value adjustment option. Nonetheless, the market value adjustment formula (which is detailed in the appendix to this prospectus) reflects the effect that prevailing interest rates have on those bonds and other instruments. If you need to withdraw your money during a period in which prevailing interest rates have risen above their level when you made your purchase, you will experience a "negative" market value adjustment. When we impose this market value adjustment, it could result in the loss of both the interest you have earned and a portion of your purchase payments. Thus, before you commit to a particular guarantee period, you should consider carefully whether you have the ability to remain invested throughout the guarantee period. In addition, we cannot, of course, assure you that the market value adjustment option will perform better than another investment that you might have made.



   Risks Related to the Withdrawal Charge. We impose withdrawal charges under the variable annuities that offer the market value adjustment option as a companion option. If you anticipate needing to withdraw your money prior to the end of a guarantee period, you should be prepared to pay the withdrawal charge that we will impose.

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS AND EXPENSES YOU WILL PAY FOR STRATEGIC PARTNERS PLUS. THE FOLLOWING TABLES DESCRIBE THE MAXIMUM FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.


For more detailed information, including additional information about current and maximum charges, see "What Are The Expenses Associated With The Strategic Partners Plus Contract?" on page 35. For more detailed expense information about the underlying mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus. Historical unit values appear in the appendix to this prospectus.


                       CONTRACTOWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE(1)
-----------------------------------------------
NUMBER OF CONTRACT   CONTRACT       CONTRACT
ANNIVERSARIES SINCE    WITH         WITHOUT
 PURCHASE PAYMENT     CREDIT         CREDIT
-------------------  ---------   --------------
         0               8%            7%
         1               8%            6%
         2               8%            5%
         3               8%            4%
         4               7%            3%
         5               6%            2%
         6               5%            1%
         7               0%            0%
                        ---            --

MAXIMUM TRANSFER FEE
----------------------------------------------
  Each transfer after 12(2)         $25.00


NOTE 1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal fee if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" on page 35.

NOTE 2: We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing and do not count them toward the limit of 12 free transfers per year.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING MUTUAL FUND FEES AND EXPENSES.

MAXIMUM CONTRACT MAINTENANCE CHARGE AND CONTRACT CHARGE UPON FULL
WITHDRAWAL(3)
------------------------------------------------------------------
                                                                 $  30
INSURANCE AND ADMINISTRATIVE EXPENSES
-------------------------------------
         AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE ALLOCATED
         TO VARIABLE INVESTMENT OPTIONS
         Base Death Benefit:                                      1.40%
         Guaranteed Minimum Death Benefit Option--Step-Up:        1.65%
         Additional Charge for Contract With Credit(4)            0.10%

NOTE 3: We currently assess a fee of $30 against contracts valued less than $75,000 (or 2% of contract value, if less).

NOTE 4: We impose this additional charge of 0.10% on the Contract With Credit, irrespective of which death benefit option you choose.

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each underlying mutual fund's fees and expenses is contained in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2002. Fund expenses are not fixed or guaranteed by the Strategic Partners Plus contract, and may vary from year to year.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses).


                                                              MINIMUM   MAXIMUM
Total Annual Underlying Mutual Fund Operating Expenses         0.37%     3.00%



* Actual expenses for the mutual funds are lower due to any expense reimbursements or waivers. Expense reimbursements or waivers are voluntary and may be terminated at any time. The minimum and maximum expenses, with expense reimbursements, are 0.37% and 1.30%, respectively.

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING MUTUAL FUND FEES AND EXPENSES.


THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE MAXIMUM FEES AND EXPENSES OF ANY OF THE MUTUAL FUNDS, WHICH DO NOT REFLECT ANY EXPENSE REIMBURSEMENTS OR WAIVERS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE AS INDICATED IN THE TABLES THAT FOLLOW.



EXAMPLE 1a: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit; and You Withdraw All Your Assets



This example assumes that:



-  You invest $10,000 in the Contract With Credit;



-  You choose the Step-Up Guaranteed Minimum Death Benefit;



- You allocate all of your assets to the variable investment option having the maximum total operating expenses;



-  The investment has a 5% return each year;



-  The mutual fund's total operating expenses remain the same each year; and



-  You withdraw all your assets at the end of the indicated period.



EXAMPLE 1b: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit; and You Do Not Withdraw Your Assets



This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

EXAMPLE 2a: Contract With Credit: Base Death Benefit; and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract With Credit;

-  You choose the Base Death Benefit;

- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

-  The investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.


EXAMPLE 2b: Contract With Credit: Base Death Benefit; and You Do Not Withdraw Your Assets



This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.



EXAMPLE 3a: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit; and You Withdraw All Your Assets



This example assumes that:



This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the version of the Contract Without Credit.



Example 3b: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit; and You Do Not Withdraw Your Assets



This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the version of the Contract Without Credit.



EXAMPLE 4a: Contract Without Credit: Base Death Benefit; and You Withdraw All Your Assets



This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the version of the Contract Without Credit.



EXAMPLE 4b: Contract Without Credit: Base Death Benefit; and You Do Not Withdraw Your Assets



This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the version of the Contract Without Credit.


NOTES FOR EXPENSE EXAMPLES:

THESE EXAMPLES DO NOT SHOW PAST  OR
FUTURE  EXPENSES.  ACTUAL  EXPENSES
MAY  BE  HIGHER  OR  LOWER.   THESE
EXAMPLES   DO   NOT   DEPICT  EVERY
POSSIBLE  COMBINATION  OF   CHARGES
UNDER THE CONTRACTS.


The  values  shown in  the  10 year
column are the same for Example  4a
and   Example  4b,   the  same  for
Example 3a  and  3b, the  same  for
Example 2a and 2b, and the same for
Example  1a and 1b. This is because
if 10 years have elapsed since your
last purchase payment, we would  no
longer  deduct  withdrawal  charges
when   you   make   a   withdrawal.
Examples  1a, 1b, 2a and 2b reflect
the maximum withdrawal charges.



The   examples   use   an   average
contract  maintenance charge, which
we calculated based on our estimate
of  the  total  contract  fees   we
expect  to collect.  Based on these
estimates, the contract maintenance
charge is  included  as  an  annual
charge of 0.035% of contract value.


Your actual fees will vary based on
the  amount  of  your  contract and
your specific allocation among  the
investment options.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


CONTRACT WITH CREDIT: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION
---------------------------------------------------------------------------------------------------------------------------
                                                     EXAMPLE 1a:                         EXAMPLE 1b:
                                                     IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                     ----------------------------------------------------------------------
                                                      1 YR    3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
                                                     $1,046   $1,713   $2,315   $3,533   $324     $990    $1,683    $3,533



CONTRACT WITH CREDIT: BASE DEATH BENEFIT
---------------------------------------------------------------------------------------------------------------------------
                                                     EXAMPLE 2a:                         EXAMPLE 2b:
                                                     IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                     ----------------------------------------------------------------------
                                                      1 YR    3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
                                                     $1,021   $1,636   $2,188   $3,288   $298     $914    $1,556    $3,288



CONTRACT WITHOUT CREDIT: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION
------------------------------------------------------------------------------------------------------------------------------
                                                          EXAMPLE 3a:                       EXAMPLE 3b:
                                                          IF YOU WITHDRAW YOUR ASSETS       IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                          --------------------------------------------------------------------
                                                          1 YR   3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
                                                          $932   $1,373   $1,840   $3,304   $302     $923    $1,570    $3,304



CONTRACT WITHOUT CREDIT: BASE DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------
                                                          EXAMPLE 4a:                       EXAMPLE 4b:
                                                          IF YOU WITHDRAW YOUR ASSETS       IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                          --------------------------------------------------------------------
                                                          1 YR   3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
                                                          $907   $1,299   $1,717   $3,066   $277     $849    $1,447    $3,066

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 18

PART II SECTIONS 1-9
--------------------------------------------------------------------------------
STRATEGIC PARTNERS PLUS PROSPECTUS

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 20

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        1:
WHAT IS THE STRATEGIC PARTNERS PLUS

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE STRATEGIC PARTNERS PLUS VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY, WE OR US).

Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the first contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you hold the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract.)

   There are two basic versions of Strategic Partners Plus variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide a lower interest rate for fixed rate option than Contract Without Credit,

-  does not provide the market value adjustment option.

Contract Without Credit.

-  does not provide a credit, and

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

- may provide higher interest rates for fixed rate options than the Contract With Credit,

-  provides the market value adjustment option.

   Unless we state otherwise, when we use the word contract, it applies to both versions.

   Because of the higher withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Plus if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.


   Strategic Partners Plus is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 35 variable investment options, two guaranteed fixed interest rate options and a market value adjustment option. The market value adjustment option is only available in the Contract Without Credit. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual funds associated with those variable investment options. Because the mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.


   As mentioned above, two guaranteed fixed interest rate options are available:

- The one-year fixed interest rate option offers a base interest rate that is guaranteed by us for one year and will always be at least a minimum interest rate of 3%. We may also offer a higher interest rate on each purchase payment allocated to this option for the first year after the payment.

        1:
WHAT IS THE STRATEGIC PARTNERS PLUS VARIABLE ANNUITY? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which periodic transfers are made to selected variable investment options and/or to the one-year fixed interest rate option. We guarantee your money will earn at least 3% while it is allocated to this option.


   Additionally, if you purchase a Contract Without Credit you may allocate purchase payments or transfer contract value to the market value adjustment option. Under this option, we will offer one or more of the following guarantee periods: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years, and 10 years in length. However, we will not allow purchase payments or transfers into a guarantee period unless that guarantee period offers 3% annual interest or greater.


   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Strategic Partners Plus, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive:

- the amount equal to the portion of the purchase payments, including any fees or other charges, allocated to any of the fixed interest rate options, and

- the sum of (i) the difference between purchase payments received, including any fees or other charges, and the amounts allocated to the variable investment options, and (ii) the contract value as of the date the contract is mailed or delivered to us or to the representative who sold it to you.

This amount will be reduced by any applicable federal and state income tax withholding and may be more or less than your original payment.


If you have purchased the Contract With Credit, we will deduct any credit we had added to your contract value. We will not, unless and until we obtain SEC approval, recoup for our own assets the full amount of the 6% bonus credit applicable to purchase payments of $1 million or greater that we had given to you. Rather, we will recoup an amount equal to the value of the credit as of the business day on which we receive your request, less any charges attributable to that credit. We reserve the right to recapture the entire amount of the credit upon obtaining appropriate approval of the SEC with regard to that bonus credit.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------


THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY ONE OR MORE OF 35 VARIABLE INVESTMENT OPTIONS, 2 FIXED INTEREST RATE OPTIONS, AND A MARKET VALUE ADJUSTMENT OPTION.



The 35 variable investment options invest in underlying mutual funds managed by leading investment advisers. Separate prospectuses for these funds are attached to this prospectus. You should read a mutual fund's prospectus before you decide to allocate your assets to the variable investment option using that fund.


VARIABLE INVESTMENT OPTIONS


Listed below are the underlying mutual funds in which the variable investment options invest. Each variable investment option has a separate investment objective.


The Prudential Series Fund, Inc.
-  Jennison Portfolio (domestic equity)
-  Prudential Equity Portfolio
-  Prudential Global Portfolio
-  Prudential Money Market Portfolio
-  Prudential Stock Index Portfolio
-  Prudential Value Portfolio (domestic equity)
-  SP Aggressive Growth Asset Allocation Portfolio
-  SP AIM Aggressive Growth Portfolio
-  SP AIM Core Equity Portfolio
-  SP Alliance Large Cap Growth Portfolio
-  SP Alliance Technology Portfolio
-  SP Balanced Asset Allocation Portfolio
-  SP Conservative Asset Allocation Portfolio
-  SP Davis Value Portfolio
-  SP Deutsche International Equity Portfolio

-  SP Growth Asset Allocation Portfolio


-  SP INVESCO Small Company Growth Portfolio

-  SP Jennison International Growth Portfolio

-  SP Large Cap Value Portfolio

-  SP MFS Capital Opportunities Portfolio
   (domestic and foreign equity)
-  SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth Portfolio)

-  SP PIMCO High Yield Portfolio

-  SP PIMCO Total Return Portfolio
-  SP Prudential U.S. Emerging Growth Portfolio

-  SP Small/Mid Cap Value Portfolio

-  SP Strategic Partners Focused Growth Portfolio

The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio and Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI). In addition, the portfolios listed below also have subadvisers, which are listed below and which have day-to-day responsibility for managing the portfolio, subject to the oversight of PI using a manager-of-managers approach.


Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio's assets. The subadvisers that managed some or all of a Prudential Series Fund portfolio as of December 31, 2002 are listed below.



      Jennison Portfolio, Prudential Global Portfolio, SP Jennison International Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio and Prudential Value Portfolio: Jennison Associates LLC


      Prudential Equity Portfolio: GE Asset Management, Incorporated, Jennison Associates LLC, and Salomon Brothers Asset Management Inc.


      Prudential Money Market Portfolio and Prudential Stock Index Portfolio:
      Prudential Investment Management, Inc.


      SP Strategic Partners Focused Growth Portfolio: Jennison Associates LLC and Alliance Capital Management, L.P.

      SP AIM Aggressive Growth Portfolio and SP AIM Core Equity Portfolio: A I M Capital Management, Inc.

      SP Alliance Large Cap Growth Portfolio and SP Alliance Technology
      Portfolio: Alliance Capital Management, L.P.

      SP Davis Value Portfolio: Davis Advisors

      SP Deutsche International Equity Portfolio: Deutsche Asset Management Investment Services Limited, a wholly-owned subsidiary of Deutsche Bank AG


      SP INVESCO Small Company Growth Portfolio: INVESCO Funds Group, Inc.


      SP Large Cap Growth Portfolio: Furman Selz Capital Management LLC

        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

      SP Large Cap Value Portfolio and SP Small/Mid Cap Value Portfolio:
      Fidelity Management and Research Company

      SP MFS Capital Opportunities Portfolio: Massachusetts Financial Services Company

      SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth Portfolio):
      Calamos Asset Management, Inc.


      SP PIMCO High Yield Portfolio and SP PIMCO Total Return Portfolio: Pacific Investment Management Company


Evergreen Variable Annuity Trust

-  Evergreen VA Blue Chip Fund

-  Evergreen VA Capital Growth Fund

-  Evergreen VA Foundation Fund (domestic balanced/equity and fixed income)

-  Evergreen VA Global Leaders Fund (international and global growth/equity)

-  Evergreen VA Growth Fund

-  Evergreen VA Masters Fund (domestic growth/all cap/equity)

-  Evergreen VA Omega Fund (domestic growth/all cap/equity)

-  Evergreen VA Small Cap Value Fund

Evergreen Investment Management Company, LLC serves as investment adviser to the above-listed Evergreen Variable Annuity Trust Funds.

Janus Aspen Series

-  Growth Portfolio--Service Shares

Janus Capital Management LLC serves as investment adviser to the Growth Portfolio--Service Shares of Janus Aspen Series.


   A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.


   An affiliate of each of the funds may compensate Pruco Life of New Jersey based upon an annual percentage of the average assets held in the fund by Pruco Life of New Jersey under the contracts. These percentages may vary by fund and/or portfolio, and reflect administrative and other services we provide.

FIXED INTEREST RATE OPTIONS

We offer two fixed interest rate options:

-  a one-year fixed interest rate option, and

-  a dollar cost averaging fixed rate option ("DCA Fixed Rate Option").

   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time, they will never be less than 3%. We may offer lower interest rates for Contracts With Credit than for Contracts Without Credit.

ONE-YEAR FIXED INTEREST RATE OPTION

We set a one-year base guaranteed annual interest rate for the one-year fixed interest rate option. Additionally, we may provide a higher interest rate on each purchase payment allocated to this option for the first year after the payment. This higher interest rate will not apply to amounts transferred from other investment options within the contract or amounts remaining in this option for more than one year.

DOLLAR COST AVERAGING FIXED RATE OPTION

You may allocate all or part of any purchase payment to the DCA Fixed Rate Option. For this option, the interest rate is guaranteed for the applicable period of time for which transfers are made. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options and/or to the one-year fixed interest rate option, as you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred.

 24
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

You may not transfer from other investment options to the DCA Fixed Rate Option.

   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $2,000. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payments allocated to the DCA Fixed Rate Option transferred to the other options in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.)

   If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the options into which the DCA Fixed Rate Option assets are transferred. You may make a one time transfer of the remaining value out of your DCA Fixed Rate Option, if you so choose. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.

   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.


MARKET VALUE ADJUSTMENT OPTION



Under the market value adjustment option, we will make available one or more of the following guarantee periods. These guarantee periods are 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years, or 10 years in length. This option is only available in the Contract Without Credit.



   IF AMOUNTS ARE WITHDRAWN FROM A GUARANTEE PERIOD, OTHER THAN DURING THE 30-DAY PERIOD IMMEDIATELY FOLLOWING THE END OF THE GUARANTEE PERIOD, THEY WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT EVEN IF THEY ARE NOT SUBJECT TO A WITHDRAWAL CHARGE.



   We declare the interest rate for each available guarantee period periodically, but we guarantee that we will declare no less than 3% interest with respect to any guarantee period. You will earn interest on your invested purchase payment at the rate that we have declared for the guarantee period you have chosen. You must invest at least $1,000.



   We refer to interest rates as annual rates, although we credit interest within each guarantee period on a daily basis. The daily interest that we credit is equal to the pro rated portion of the interest that would be earned on an annual basis. We credit interest from the business day on which your purchase payment is received in good order at the Prudential Annuity Service Center until the earliest to occur of any of the following events: (a) full surrender of the Contract, (b) commencement of annuity payments or settlement, (c) end of the guarantee period, (d) withdrawal or transfer the value of the guarantee period, or (e) death of the owner or first to die of the owner and joint owner (or annuitant, for entity-owned contracts) unless the contract is continued under the spousal continuences provision.


   During the 30 day period immediately following the end of a guarantee period, we allow you to do any of

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

the following, without the imposition of the market value adjustment:

(a)  withdrawal or transfer the value of the guarantee period,


(b) allocate the value in the guarantee period to another guarantee period or other investment option (provided that the new guarantee period ends prior to the annuity date). You will receive the interest rate applicable on the date we receive your instruction, or


(c) apply the value in the guarantee period to the annuity or settlement option of your choice.


If you do not instruct us what to do with the value in your maturing guarantee period, we will reinvest the contract value in The Prudential Money Market Portfolio investment option.



   During the 30 day period immediately following the end of the guarantee period, or until you elect to do (a), (b) or (c) listed immediately above, you will receive the current interest rate applicable to the guarantee period having the same duration as the guarantee period that just matured, which is offered on the day immediately following the end of the matured guarantee period. However, if at that time we do not offer a guarantee period with the same duration as that which matured, you will then receive the current interest rate applicable to the shortest guarantee period then offered.


   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to always be at least 3%.


   Payments allocated to the fixed interest rate options become part of Pruco Life of New Jersey general assets. Payments allocated to the market value adjustment option are held as a separate pool of assets. Any gains or losses of these assets will not directly affect the contracts. The strength of our guarantees under these options are based on the overall financial strength of Pruco Life of New Jersey.


MARKET VALUE ADJUSTMENT


When you allocate a purchase payment or transfer contract value to a guarantee period, we use that money to buy and sell securities and other instruments to support our obligation to pay interest. Generally, we buy bonds for this purpose. The duration of the bonds and other instruments that we buy with respect to a particular guarantee period is influenced significantly by the length of the guarantee period. For example, we typically acquire longer-duration bonds with respect to the 10 year guarantee period than we do for the 3 year guarantee period. The value of these bonds is affected by changes in interest rates, among other factors. The market value adjustment that we assess against your contract value if you withdraw or transfer prior to the end of a guarantee period involves our attributing to you a portion of our investment experience on these bonds and other instruments.



   For example, if you make a full withdrawal when interest rates have risen since the time of your investment, the bonds and other investments in the guarantee period likely would have decreased in value, meaning that we would impose a "negative" market value adjustment on you (i.e., one that results in a reduction of the withdrawal proceeds that you receive). For a partial withdrawal, we would deduct a negative market value adjustment from your remaining contract value. If interest rates have decreased, the market value adjustment would be positive.


   Other things you should know about the market value adjustment include the following:

- We determine the market value adjustment according to a mathematical formula, which is set forth at the end of this prospectus under the heading "Market-Value Adjustment Formula." In that section of the prospectus, we also provide hypothetical examples of how the formula works.

- In addition to imposing a market value adjustment on withdrawals, we also will impose a market value adjustment on the contract value you apply to an annuity or settlement option, unless you annuitize after the end of a guarantee period. The laws of certain states may prohibit us from imposing a market value adjustment on the annuity date.

   YOU SHOULD REALIZE, HOWEVER, THAT APART FROM THE MARKET VALUE ADJUSTMENT, THE VALUE OF THE BENEFIT IN YOUR GUARANTEE PERIOD UNDER YOUR CONTRACT DOES NOT

 26
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

DEPEND ON THE INVESTMENT PERFORMANCE OF THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD WITH RESPECT TO YOUR GUARANTEE PERIOD. APART FROM THE EFFECT OF ANY MARKET VALUE ADJUSTMENT, WE DO NOT PASS THROUGH TO YOU THE GAINS OR LOSSES ON THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD IN CONNECTION WITH A GUARANTEE PERIOD.

TRANSFERS AMONG OPTIONS

You can transfer money among the variable investment options and the one-year fixed interest rate option. In addition, you can transfer contract value out of a market value adjustment guarantee period into another market value adjustment guarantee period, a variable investment option, or the one-year fixed interest rate option, although a market value adjustment will apply to any transfer you make prior to the end of a guarantee period. You may transfer contract value into the market value adjustment option at any time, provided it is at least $1,000.


   You may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. You may make up to two telephone and electronic transfer requests per month. We may require you to make any additional transfer requests during that month in writing with an original signature. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the business day on which we receive it. Our business day generally closes at 4:00 p.m. Eastern time, and requests received after that time will take effect at the end of the next business day.



   With regard to the market value adjustment option, you can specify the guarantee period from which you wish to transfer. If you request a transfer from the market value adjustment option, but you do not specify the guarantee period from which funds are to be taken, then we will transfer funds from the guarantee period that has the least time remaining until its maturity date.


   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST-RATE OPTION, OTHER THAN THE DCA OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.

   During the contract accumulation phase, you can make up to 12 transfers each contract year without charge. We charge $25 for each transfer after the twelfth in a contract year. (Dollar Cost Averaging and Auto-Rebalancing transfers whether or not part of the DCA fixed rate option are always free, and do not count toward the 12 free transfers per year.)


MARKET TIMING



THE CONTRACT WAS NOT DESIGNED FOR MARKET TIMING OR FOR PERSONS THAT MAKE PROGRAMMED, LARGE, OR FREQUENT TRANSFERS. BECAUSE MARKET TIMING AND SIMILAR TRADING PRACTICES GENERALLY ARE DISRUPTIVE TO THE SEPARATE ACCOUNT AND THE UNDERLYING MUTUAL FUNDS, WE MONITOR CONTRACT TRANSACTIONS IN AN EFFORT TO IDENTIFY SUCH TRADING PRACTICES. IF WE DETECT THOSE PRACTICES, WE RESERVE THE RIGHT TO REJECT A PROPOSED TRANSACTION AND TO MODIFY THE CONTRACT'S TRANSFER PROCEDURES. FOR EXAMPLE, WE MAY DECIDE NOT TO ACCEPT THE TRANSFER REQUESTS OF AN AGENT ACTING UNDER A POWER OF ATTORNEY ON BEHALF OF MORE THAN ONE CONTRACTHOLDER.



   TO DETER MARKET TIMING TRANSACTIONS, PRUCO LIFE OF NEW JERSEY RESERVES THE RIGHT TO EFFECT EXCHANGES ON A DELAYED BASIS FOR ALL CONTRACTS. THAT IS, PRUCO LIFE OF NEW JERSEY MAY PRICE AN EXCHANGE INVOLVING THE VARIABLE SUBACCOUNTS ON THE BUSINESS DAY SUBSEQUENT TO THE BUSINESS DAY ON WHICH THE EXCHANGE REQUEST WAS RECEIVED. BEFORE IMPLEMENTING SUCH A PRACTICE, PRUCO LIFE OF NEW JERSEY WILL ISSUE A SEPARATE WRITTEN NOTICE TO CONTRACT OWNERS THAT EXPLAINS THE PRACTICE IN DETAIL.


OTHER AVAILABLE FEATURES

DOLLAR COST AVERAGING

The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option and into one or more other variable investment options or the one-year fixed rate option. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market

                                                                              27
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        2:
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

   Each dollar cost averaging transfer must be at least $100. Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. If the remaining amount to be transferred drops below $100, the entire remaining balance will be transferred on the next transfer date. You can allocate additional amounts to be transferred at any time.

   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase.

ASSET ALLOCATION PROGRAM

We recognize the value of having advice when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. We will prepare your asset allocation based on your answers to the questionnaire. We will not charge you for this service and you are not obligated to participate or to invest according to program recommendations.

AUTO-REBALANCING

Once you have allocated your money among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentages or to subsequent allocation percentages you select. We will rebalance only the variable investment options that you have designated. If you also participate in the DCA feature, then the variable investment option from which you make the DCA transfers will not be rebalanced.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers that occur as a result of the Auto-Rebalancing feature do not count toward the 12 free transfers you are allowed per year. The auto-rebalancing feature is available only during the contract accumulation phase. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

VOTING RIGHTS


We are the legal owner of the shares of the mutual funds that underly the variable investment options. However, we currently vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a form that you can complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own, in the same proportion as shares for which we do receive instructions from contract owners. We may change the way your voting instructions are calculated if federal or state law requires or permits it.


SUBSTITUTION


We may substitute one or more of the underlying mutual funds used by the variable investment options. We would not do this without the approval of the SEC and any necessary state insurance departments. We would give you specific notice in advance of any substitution we intended to make. We may also stop allowing investments in existing variable investment options and their underlying funds.


 28
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
--------------------------------------------------------------------------------

We can begin making annuity payments any time on or after the first contract anniversary. Annuity payments must begin no later than the later of the contract anniversary next following the annuitant's 90th birthday or the tenth contract anniversary.

   Upon annuitization, any value in a guarantee period of the market value adjustment option may be subject to a market value adjustment.

   We make the income plans described below available at any time before the annuity date. We call these plans "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that you no longer invest in the variable investment options--that is, in the underlying mutual funds--on or after the annuity date. If another annuity option is not selected by the annuity date, you will automatically select the Life Income Annuity Option (Option 2, described below) unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS.

OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, from 10 years up to 25 years (but not to exceed life expectancy). We will make these payments monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, we will continue payments to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. We calculate the amount of the lump sum payment as the present value of the unpaid future payments based upon the interest rate used to compute the actual payments. That interest rate will always be at least 3% a year.

OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years' worth of payments, we will pay the beneficiary the present value of the remaining annuity payments in one lump sum, unless we were specifically instructed to continue to pay the remaining monthly annuity payments. We calculate the present value of the remaining annuity payments using the interest rate used to compute the amount of the original 120 payments. That interest rate will always be at least 3% a year. If an annuity option is not selected by the annuity date, you will automatically select this option.

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options then offered.

TAX CONSIDERATIONS

If your contract is held under a tax-favored plan, as discussed on page 42, you should consider the minimum distribution requirements mentioned on page 43 when selecting your annuity option.

   For certain contracts held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

                                                                              29
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE VALUE OF THE CONTRACT FOR THE
BENEFICIARY.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time the contract is issued, unless you change it at a later date. A change of beneficiary will take effect on the date you sign the change request form. Unless you name an irrevocable beneficiary, during the accumulation period, you can change the beneficiary at any time before the owner dies.

CALCULATION OF THE DEATH BENEFIT


If the owner or joint owner dies during the accumulation phase, we will, upon receiving the appropriate proof of death and any other needed documentation ("due proof of death"), pay a death benefit to the beneficiary designated by the deceased owner or joint owner. If there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary, at the death of the first to die, the death benefit will be paid to the surviving owner or the surviving owner may continue the contract under the Spousal Continuance Benefit. See "Spousal Continuance Benefit" on page 32. Upon death, the beneficiary will receive the greater of the following:



1) The current value of your contract (as of the time we receive due proof of death). If you have purchased the Contract With Credit after such date that we may obtain SEC approval, we will first deduct any credit corresponding to a purchase payment made within one year of death. We impose no market value adjustment on contract value held within the market value adjustment option when a death benefit is paid.



2) Either the base death benefit, which equals the total invested purchase payments you have made proportionally reduced by any withdrawals, or, if you have chosen the guaranteed minimum death benefit, the GMDB protected value.


GUARANTEED MINIMUM DEATH BENEFIT

The guaranteed minimum death benefit (GMDB) provides for the option to receive an enhanced death benefit upon the death of the sole owner or the first to die of the owner or joint owner during the accumulation phase. The GMDB protected value is calculated daily.

GMDB STEP-UP

IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments, and proportionally reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will increase by invested purchase payments and reduce proportionally by withdrawals.

   We stop increasing the GMDB step-up by any appreciation in the contract value on the later of:

- the contract anniversary coinciding with or next following the sole or older owner's 80th birthday, or

-  the 5th contract anniversary.

However we still increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.


   Here is an example of a proportional reduction:



   The current contract value is $100,000 and the protected value is $80,000. The owner makes a withdrawal that reduces the contract value by 25% (including the effect of any withdrawal charges). The new protected value is $60,000, or 75% of what it was before the withdrawal.


   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary, we will adjust the GMDB step-up to the greater of the then current GMDB step-up or the contract value as of that contract anniversary. Thereaf-

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ter we will only increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Special rules apply if the beneficiary is the spouse of the owner and the contract does not have a joint owner. In that case, upon the death of the owner, the spouse will have the choice of the following:


- If the sole beneficiary under the contract is the owner's spouse, and the other requirements of the Spousal Continuance Benefit are met (see page 32), then the contract can continue, and the spouse will become the new owner of the contract; or


- The spouse can receive the death benefit. If the spouse does wish to receive the death benefit, he or she must make that choice within the first 60 days following our receipt of due proof of death. Otherwise, the beneficiary will receive the death benefit.

   If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

SPECIAL RULES IF JOINT OWNERS


If the contract has an owner and a joint owner and they are spouses at the time that one dies the Spousal Continuance Benefit may apply. See "Spousal Continuance Benefit" page 32. If the Contract has an owner and a joint owner and they are not spouses at the time one dies, we will pay the death benefit and the contract will end.


PAYOUT OPTIONS

The beneficiary may, within 60 days of providing due proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

   CHOICE 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

   CHOICE 2. The payment of the entire death benefit within a period of 5 years from the date of death of the first to die of the owner or joint owner.

      The entire death benefit will include any increases or losses resulting from the performance of the variable or fixed interest rate options during this period. During this period the beneficiary may: reallocate the contract value among the variable or one-year fixed interest rate options; name a beneficiary to receive any remaining death benefit in the event of the beneficiary's death; and make withdrawals from the contract value, in which case, any such withdrawals will not be subject to any withdrawal charges. However, the beneficiary may not make any purchase payments to the contract.

      During this 5 year period, we will continue to deduct from the death benefit proceeds the charges and costs that were associated with the features and benefits of the contract. Some of these features and benefits may not be available to the beneficiary, such as the spousal continuance benefit.

   CHOICE 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the last to survive of the owner or joint owner.

   If the contract has an owner and a joint owner:

- If the owner and joint owner are spouses at the death of the first to die of the two, any portion of the death benefit not applied under Choice 3 within one year of the survivor's date of death must be distributed within five years of the survivor's date of death.

- If the owner and joint owner are not spouses at the death of the first to die of the two, any portion of the death benefit (which is equal to the adjusted contract value) not applied under Choice 3 within one year of the date of death of the first to die must be distributed within five years of that date of death.

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        4:

WHAT IS THE DEATH BENEFIT? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   The tax consequences to the beneficiary vary among the three death benefit payout options. See "What are the Tax Considerations Associated with the Strategic Partners Plus Contract?" on page 40.

SPOUSAL CONTINUANCE BENEFIT

This benefit is available if, on the date we receive due proof of the owner's death, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) there are an owner and joint owner of the contract, and the joint owner is the owner's spouse and the owner's beneficiary under the contract. In no event, however, can the annuitant be older than the maximum age for annuitization on the date of the spouse's death. In such cases, the surviving spouse, or annuitant if other than the surviving spouse, cannot be older than age 95 on that date, and the surviving spouse will become the new sole owner under the contract. Assuming the above conditions are present, the surviving spouse can elect the spousal continuance benefit, but must do so no later than 60 days after furnishing due proof of the owner's death in good order.

   Upon activation of the spousal continuance benefit, the contract value is adjusted to equal the amount of the death benefit to which the surviving spouse would have been entitled. This contract value will serve as the basis for calculating any death benefit payable upon the death of the surviving spouse. We will allocate any increase in the adjusted contract value among the variable, fixed interest rate or market value adjustment options in the same proportions that existed immediately prior to the spousal continuance adjustment.

   Under the spousal continuance benefit, we waive any potential withdrawal charges applicable to purchase payments made prior to activation of the spousal continuance benefit. However, we will continue to impose withdrawal charges on purchase payments made after activation of this benefit. In addition, contract value allocated to the market value adjustment option will remain subject to a potential market value adjustment.

   IF YOU ELECTED THE BASE DEATH BENEFIT, then upon activation of the spousal continuance benefit, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the sum of all invested purchase payments (adjusted for withdrawals).

   IF YOU HAVE ELECTED THE GMDB STEP-UP, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the GMDB step-up.

   After we have made the adjustment to contract value set out immediately above, we will continue to compute the GMDB step-up under the surviving spousal owner's contract, and will do so in accordance with the preceding paragraphs.

   If the contract is being continued by the surviving spouse, the attained age of the surviving spouse will be the basis used in determining the death benefit payable under the GMDB provisions of the contract.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        5:

HOW CAN I PURCHASE A STRATEGIC PARTNERS

        PLUS CONTRACT?
--------------------------------------------------------------------------------

PURCHASE PAYMENTS


The initial purchase payment is the amount of money you first pay us to purchase the contract. The minimum initial purchase payment is $10,000. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers. You may purchase this contract only if the oldest of the owner, joint owner, or annuitant is age 85 or younger. Certain age limits apply to certain features and benefits described herein. No subsequent purchase payments may be made on or after the earliest of the 86th birthday of the owner, joint owner, or annuitant (for contracts issued prior to January 17, 2003, 81st birthday of the owner or annuitant).


   Currently, the maximum aggregate purchase payments you may make is $7 million. We limit the maximum total purchase payments in any contract year other than the first to $2 million. You must obtain our approval prior to submitting a purchase payment of $5 million or greater within the first contract year.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your invested purchase payment among the variable or fixed interest rate investment options or the market value adjustment option based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

   You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.

   If you make an additional purchase payment without allocation instructions, we will allocate the invested purchase payment in the same proportion as your most recent purchase payment, unless you directed us in connection with that purchase payment to make that allocation on a one-time-only basis.

   The allocation procedure mentioned above will apply unless that portion designated for the DCA Fixed Rate Option is less than $2,000. In that case, we will use your transfer allocation for the DCA Fixed Rate Option as part of your allocation instructions until you direct us otherwise.

   We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time.

CREDITS

If you purchase the Contract With Credit, we will add a credit amount to your contract value with each purchase payment you make. The credit amount is allocated to the variable or fixed interest rate investment options in the same percentages as the purchase payment.

   The bonus credit that we pay with respect to any purchase payment depends on
(i) the age of the older of the owner or joint owner on the date on which the purchase payment is made and (ii) the amount of the purchase payment. Specifically,

- if the elder owner is 80 or younger on the date that the purchase payment is made, then we will add a bonus credit to the purchase payment equal to 4% if the purchase payment is less than $250,000; 5% if the purchase payment is equal to or greater than $250,000 but less than $1 million; or 6% if the purchase payment is $1 million or greater; and

- if the older owner is aged 81-85 on the date that the purchase payment is made, then we will add a bonus credit equal to 3% of the amount of the purchase payment.

        5:

HOW CAN I PURCHASE A STRATEGIC PARTNERS PLUS CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9


   Under the Contract With Credit, if we pay a death benefit under the contract, we have a contractual right to take back any credit we applied within one year of the date of death. If the owner returns the contract during the free look period, we will recapture bonus credits. However, we will not, unless and until we obtain SEC approval, recoup for our own assets the full amount of the 6% bonus credit applicable to purchase payments of $1 million or greater that we had given to you. Rather, we will recoup an amount equal to the value of the credit as of the business day on which we receive your request, less any charges attributable to that credit. We reserve the right to recapture the entire amount of the credit upon obtaining appropriate approval of the SEC with regard to that bonus credit.


CALCULATING CONTRACT VALUE

The value of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option,

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes, and

3) dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 3% a year, on that portion of the contract value allocated to the one-year fixed interest-rate option or the DCA Fixed Interest Rate Option.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        6:

WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

                    PARTNERS PLUS CONTRACT?
--------------------------------------------------------------------------------

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. WE DESCRIBE THESE CHARGES AND EXPENSES BELOW.

INSURANCE AND ADMINISTRATIVE COST

Each day, we make a deduction for the insurance and administrative cost. This cost covers our expenses for mortality and expense risk, administration, marketing and distribution. If you choose the guaranteed minimum death benefit option, the insurance and administrative cost also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the cost is for our assumption of the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk portion of the cost is for our assumption of the risk that the current costs will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the cost compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs. The guaranteed minimum death benefit risk portion of the cost, if applicable, covers our assumption of the risk that the protected value of the contract will be larger than the base death benefit if the contract owner dies during the accumulation phase.

   If the insurance and administrative cost is not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from this cost. The insurance and administrative cost for your contract cannot be increased. We may use any profits from this cost to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit.

   We calculate the insurance and administrative cost based on the average daily value of all assets allocated to the variable investment options. These costs are not assessed against amounts allocated to the fixed interest rate options. The amount of the cost depends on the death benefit option that you choose. The cost is equal to:

   -  1.40% on an annual basis if you choose the base death benefit, and

   - 1.65% on an annual basis if you choose the step-up guaranteed minimum death benefit option.

   We impose an additional insurance and administrative cost of 0.10% annually (of account value attributable to the variable investment options) for the Contract with Credit.

CONTRACT MAINTENANCE CHARGE

We do not deduct a contract maintenance charge for administrative expenses while your contract value is $75,000 or more. If your contract value is less than $75,000 on a contract anniversary during the accumulation phase or when you make a full withdrawal, we will deduct $30 (or a lower amount equal to 2% of your contract value) for administrative expenses. We may raise the level of the contract value at which we waive this fee. We will deduct this charge proportionately from each of your contract's investment options.

WITHDRAWAL CHARGE

A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment was made. Specifically, we maintain an "age" for each purchase payment you have made by keeping track of how many contract anniversaries have passed since the purchase payment was made.

        6:


WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

         PARTNERS PLUS CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

The withdrawal charge is the percentage, shown below, of the amount withdrawn.

  NUMBER OF CONTRACT
ANNIVERSARIES SINCE THE                         CONTRACT WITHOUT
 DATE OF EACH PURCHASE   CONTRACT WITH CREDIT   CREDIT WITHDRAWAL
        PAYMENT           WITHDRAWAL CHARGE          CHARGE
-----------------------  --------------------   -----------------
          0                        8%                   7%
          1                        8%                   6%
          2                        8%                   5%
          3                        8%                   4%
          4                        7%                   3%
          5                        6%                   2%
          6                        5%                   1%
          7                        0%                   0%


   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the next following contract anniversary will apply. If you request a withdrawal, we will deduct an amount from the contract value that is sufficient to pay the withdrawal charge and provide you with the amount requested.


   If you request a full withdrawal, we will provide you with the full amount of the contract value after making these deductions.

   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We determine the charge-free amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories -- payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is equal to 10% of the initial purchase payment. When you make a withdrawal, we will first deduct the amount of the withdrawal from purchase payments no longer subject to a withdrawal charge, and then from the available charge-free amount, and will consider purchase payments to be paid out on a first-in, first-out basis. Withdrawals in excess of the charge-free amount will come first from purchase payments, also on a first-in, first-out basis, and will be subject to withdrawal charges, if applicable, even if earnings are available on the date of the withdrawal. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.


   If a withdrawal or transfer is taken from a market value adjustment guarantee period prior to the expiration of the rate guarantee period we will make a market value adjustment to the withdrawal amount, including the withdrawal charge. A hypothetical example follows:



Owner requests a net withdrawal of $1,000 from the market value adjustment "MVA" option, subject to a 5% withdrawal charge and a negative 1.4% MVA:



Amount in MVA
  guarantee period
  prior to withdrawal:      $3,000
Withdrawal, including
  a 5% withdrawal
  charge:                   $1,000/(1 - 0.05) = $1,053
Withdrawal and
  withdrawal charge
  amount assuming a         $1,053 [1 - 0.014 (MVA)] =
  negative MVA:             $1,068
Amount in MVA
  guarantee period:         $3,000
                        -   $1,068
                            -------------------------------
                            $1,932 = Amount remaining in
                                     MVA guarantee period
                                     after taking
                                     withdrawal
Owner receives:             $1,000
Withdrawal charge:      =   $53
MVA adjustment:         =   $15


   If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit.


   Withdrawal charges will never be greater than permitted by applicable law.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

MINIMUM DISTRIBUTION REQUIREMENTS

If a withdrawal is taken from a tax qualified contract in order to satisfy an IRS mandatory distribution requirement only with respect to that contract's account balance, we will waive withdrawal charges. See "What are the Tax Considerations Associated with the Strategic Partners Plus Contract?" on page 40.

TAXES ATTRIBUTABLE TO PREMIUM


There are federal premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. New York does not currently charge premium taxes on annuities. It is also our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.


TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract, which is the contract date. If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made.

COMPANY TAXES

We will pay the taxes on the earnings of the separate account. We do not currently charge you for these taxes. We will periodically review the issue of charging for these taxes and may impose a charge in the future.


UNDERLYING MUTUAL FUND FEES



When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2002, the fees of these funds ranged on an annual basis from 0.37% to 1.30% of fund assets (these fees reflect the effect of expense reimbursements or waivers, which may terminate at any time). For additional information about these fund fees, please consult the prospectuses for the funds, which are attached to this prospectus.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        7:

HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR

-  CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

Following the free look period, when you make a full withdrawal, you will receive the value of your contract minus any applicable charges and fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, we will take any partial withdrawal proportionately from all of the investment options in which you have invested. For a partial withdrawal, we will deduct any applicable charges and fees proportionately from the investment options in your contract. The minimum amount which may be withdrawn is $250. If you request a withdrawal that would reduce your total contract fund below the minimum $2,000, we will withdraw the maximum amount that will not reduce the total contract fund below that amount.

   With respect to the variable investment options, we will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order.

   With respect to the market value adjustment option, you may specify the guarantee period from which you would like to make a withdrawal. If you indicate that the withdrawal is to originate from the market value adjustment option, but you do not specify which guarantee period is to be involved, then we will take the withdrawal from the guarantee period that has the least time remaining until its maturity date. If you indicate that you wish to make a withdrawal, but do not specify the investment options to be involved, then we will take the withdrawal from your contract value on a pro rata basis from each investment option that you have. In that situation, we will aggregate the contract value in each of the guarantee periods that you have within the market value adjustment option for purposes of making that pro rata calculation. The portion of the withdrawal associated with the market value adjustment option then will be taken from the guarantee periods with the least amount of time remaining until the maturity date, irrespective of the original length of the guarantee period. You should be aware that a withdrawal may avoid a withdrawal charge based on the charge-free amount that we allow, yet still be subject to a market value adjustment.


   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS ALSO MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.


AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options (other than a guarantee period within the market value adjustment option). The minimum automated withdrawal amount you can make is $100.


   INCOME TAXES, TAX PENALTIES, WITHDRAWAL CHARGES, AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.


SUSPENSION OF PAYMENTS OR TRANSFERS

The Securities and Exchange Commission (SEC) may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The Securities and Exchange Commission, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or transfer made from the fixed interest rate options promptly upon request.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        8:

WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

                    PARTNERS PLUS CONTRACT?
--------------------------------------------------------------------------------

The tax considerations associated with the Strategic Partners Plus contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

   It is possible that the Internal Revenue Service would assert that some or all of the charges for the guaranteed minimum death benefit should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

   If the Internal Revenue Service determines that the deductions for one or more benefits under the contract -- including, without limitation, the guaranteed minimum death benefit and any supplemental benefit added by endorsement -- are taxable withdrawals, then the sole or surviving owner may cancel the affected benefit(s) within 90 days after notice from us.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if you elect any interest payment option that we may offer, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

   It is our position that the guaranteed minimum death benefit and other contract benefits are an integral part of the annuity contract and accordingly that the charges made against the annuity contract's cash value for the benefit should not be treated as distributions subject to income tax. It is possible, however, that the Internal Revenue Service could take the position that such charges should be treated as distributions.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity;

TAXES PAYABLE BY BENEFICIARIES

All of the death benefit options are subject to income tax to the extent the distribution exceeds the adjusted basis in the contract and the full value of the death benefit is included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below. Tax consequences to the beneficiary vary among the death benefit payment options.

-  Choice 1:  the beneficiary is taxed on earnings in the contract.

- Choice 2: the beneficiary is taxed as amounts are withdrawn (In this case earnings are treated as being distributed first).

- Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section for withholding rules for tax favored plans (for example, an IRA).

   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

   Diversification And Investor Control In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. It also means that we, and not you as the contract-owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these rules, which are further discussed in the Statement of Additional Information, will be met.

   Required Distributions Upon Your Death Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after

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TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

         PARTNERS PLUS CONTRACT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect an annuity payment option based on life expectancy or a period exceeding five years.

   If any portion of the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   Changes In The Contract We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans. Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Internal Revenue Code of 1986, as amended (Code). This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS


   IRAs If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" on page 50 contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount credited under the contract, calculated as of the date that we receive this cancellation notice, if greater), less any applicable federal and state income tax withholding.



   Contributions Limits/Rollovers: Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. For 2003 and 2004 the limit is $3,000; increasing in 2005 to 2007, to $4,000; and for 2008, $5,000. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500 in years 2003 to 2005 and an additional $1,000 in 2006 and years thereafter). The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she


 42
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

   Required Provisions: Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

- You cannot sell, assign or pledge the contract, other than to Pruco Life of New Jersey;

- The annual premium you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than the April 1st of the calendar year after the calendar year you turn age 70 1/2; and

- Death and annuity payments must meet "minimum distribution requirements" (described below).

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-  A 10% "early distribution penalty" (described below);

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

-  Failure to take a minimum distribution (also generally described below).

   ROTH IRAs Congress amended the Code in 1997 to add a new Section 408A, creating the "Roth IRA" as a new type of individual retirement plan. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" (generally, held for 5 tax years and payable on account of death, disability, attainment of age 59 1/2, or first time-homebuyer) from Roth IRAs are excludable from your gross income; and

- If eligible, you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA, you may purchase a contract as a Roth IRA only in connection with a "rollover" or "conversion" of the proceeds of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, or Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the

                                                                              43
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TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

         PARTNERS PLUS CONTRACT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

minimum required under the IRS rules. Several choices are available for calculating the minimum amount, including a new method permitted under IRS regulations released in April 2002. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% IRS penalty tax on the amount of any minimum distribution not made in a timely manner.


   You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will send you a check for this minimum distribution amount, less any other partial withdrawals that you made during the year.


PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, SIMPLE-IRA (which may increase to 25%), Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. There are only limited exceptions to this tax, and you should consult your tax adviser for further details.

WITHHOLDING

Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "What are the Expenses Associated with the Strategic Partners Plus Contract" starting on page 35.

   Information about sales representatives and commissions may be found under "Other Information" and "Sale and Distribution of the Contract" on page 46.

   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

SPOUSAL CONSENT RULES FOR RETIREMENT PLANS -- QUALIFIED CONTRACTS

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity

 44
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

   Defined Benefit Plans, Money Purchase Pension Plans, and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" ("QJSA"), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" ("QPSA"). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

   Defined Contribution Plans (including 401(k) Plans). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

   IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

ADDITIONAL INFORMATION


For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement" on page 50.


                                                                              45
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        9:

OTHER

        INFORMATION
--------------------------------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states.

   Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life of New Jersey's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the contract.


   Pruco Life of New Jersey publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life of New Jersey that is annually audited by independent accountants. Pruco Life of New Jersey's annual report for the year ended December 31, 2002, together with subsequent periodic reports that Pruco Life of New Jersey files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life of New Jersey annual report that is not ordinarily mailed to contractholders, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life of New Jersey is 33-18053. You may read and copy any filings made by Pruco Life of New Jersey with the SEC at the SEC's Public Reference Room at 450 Fifth Street, Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.


THE SEPARATE ACCOUNT


We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "separate account"), to hold the assets that are associated with the contracts. The separate account was established under New Jersey law on May 20, 1996, and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life of New Jersey and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life of New Jersey, including its audited financial statements, appears in the Statement of Additional Information.


SALE AND DISTRIBUTION OF THE CONTRACT


Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the contracts under a "best efforts" underwriting agreement with Pruco Life of New Jersey under which PIMS is reimbursed for its costs and expenses. PIMS is an indirect wholly-owned subsidiary of Prudential Financial, Inc. and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.


We pay the broker-dealer whose registered representatives sell the contract either:

-  a commission of up to 8% of your purchase payments; or

- a combination of a commission on purchase payments and a "trail" commission -- which is a commission determined as a percentage of your contract value that is paid periodically over the life of your contract.

The commission amount quoted above is the maximum amount which is paid. In most circumstances, the registered representative who sold the contract will receive significantly less.

   From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered

 46
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

representatives who sell the contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the contract does not result directly in any additional charge to you.


LITIGATION



We are subject to legal and regulatory actions in the ordinary course of our business, including class action lawsuits. Pending legal and regulatory actions include proceedings that are specific to us and proceedings generally applicable to the businesses in which we operate. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.



   We have been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, Pruco Life of New Jersey has resolved those regulatory actions, its sales practices class action litigation and all of the individual sales practices actions filed by policyholders who "opted out" of the sales practices class action. Prudential has indemnified Pruco Life of New Jersey for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.



   Pruco Life of New Jersey's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life of New Jersey in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life of New Jersey's financial position.


ASSIGNMENT

You can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see "What is the Death Benefit," on page 30. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event.

   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS


The financial statements of the separate account and Pruco Life of New Jersey, the co-issuer of the Strategic Partners Plus contract, are included in the Statement of Additional Information.


STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts


-  Principal Underwriter



-  Allocation of Initial Purchase Payment


-  Determination of Accumulation Unit Values

-  Performance Information

-  Comparative Performance Information and Advertising

-  Federal Tax Status

-  Directors and Officers

-  Financial Statements

HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contractholder that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling 1-877-778-5008.

                                                                              47
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

MARKET-VALUE
        ADJUSTMENT FORMULA
--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA


The general formula under which Pruco Life of New Jersey calculates the market value adjustment applicable to a full or partial surrender, annuitization, or settlement under Strategic Partners Plus Annuity is set forth below. The market value adjustment is expressed as a multiplier factor. That is, the Contract Value after the market value adjustment ("MVA"), but before any withdrawal charge, is as follows: Contract Value (after MVA) = Contract Value (before MVA) X (1 + MVA). The MVA itself is calculated as follows:

                               1 + I
                   MVA =[ (-------------)to the N/12 power] -1
                           1 + J + .0025

where:  I   =    the guaranteed credited interest rate
                 (annual effective) for the given
                 contract at the time of withdrawal or
                 annuitization or settlement.
        J   =    the interpolated current credited
                 interest rate offered on new money at
                 the time of withdrawal,
                 annuitization, or settlement. (See
                 below for the interpolation formula)
        N   =    equals the remaining number of months
                 in the contract's current guarantee
                 period (rounded up) at the time of
                 withdrawal or annuitization or
                 settlement.

The MVA formula with respect to contracts issued in New York is what is depicted above. The formula uses an interpolated rate "J" as the current credited interest rate. Specifically, "J" is the interpolated current credited interest rate offered on new money at the time of withdrawal, annuitization, or settlement. The interpolated value is calculated using the following formula:

            m/365 X (n + 1) year rate + (365 - m)/365 X n year rate,

where "n" equals the number of whole years remaining in the Contract's current guarantee period, and "m" equals the number of days remaining in year "n" of the current guarantee period.

MARKET VALUE ADJUSTMENT EXAMPLE

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number of whole years remaining) is 4%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.


    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.05] + [((365-61)/365) X 0.04] = 0.0417



   The MVA factor calculation would be: [(1.06)/(1.0417 + 0.0025)] to the 38/12 power-1 = 0.04902


2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 X 0.04902 = $545.45

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $545.45 = $11,672.56

The MVA may not always be positive. Here is an example where it is negative.

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   of whole years remaining) is 7%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 8%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.


    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.08] + [((365 - 61)/365) X 0.07] = 0.0717



   The MVA factor calculation would be: [(1.06)/(1.0717 + 0.0025)] to the 38/12 power-1 = -0.04098


2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.04098) = -$455.99

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$455.99) = $10,671.12

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEP) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD


The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund (less any applicable federal and state income tax withholding) within 10 days (or whatever period is required by applicable state law) after it is delivered. The amount of the refund is dictated by state law. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.


ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS


Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the due date for filing your income tax return for that year, excluding extensions (generally by April 15th). For a single taxpayer, the applicable dollar limitation is $40,000 in 2003, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $40,000 -- $50,000. For married couples filing jointly, the applicable dollar limitation is $60,000, with the amount of IRA contribution which may be deducted reduced proportionately between $60,000 -- $70,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $50,000 for individuals and $70,000 for married couples filing jointly. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers.


   Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are limited to $12,000 in 2003, with a permitted catch-up contribution of $2,000 for individuals age 50 and above. Contribution limits and catch-up contribution limits are scheduled to increase through 2006 and are indexed for inflation thereafter. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.

   The IRA maximum annual contribution is limited to the lesser of: (1) the maximum amount allowed by law, including catch-up contributions if applicable, or (2) 100% of your earned compensation. Contributions in excess of these limits may be subject to penalty. See below.

   Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 25% of your salary or $40,000.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

An employee who is a participant in a SEP agreement may make after-tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

   The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) the maximum amount allowed by law, including catch-up contributions if applicable or (2) 100% of taxable alimony.

   If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

   Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions below for penalties imposed on withdrawal when the contribution exceeds the maximum amount allowed by law, including catch-up contributions if applicable.)

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to the maximum amount allowed by law, including catch-up contributions if applicable, may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) twice the maximum amount allowed by law, including catch-up contributions if applicable; or (iii) 100% of your combined gross income.

   Contributions in excess of the contribution limits may be subject to penalty. See page 50 under "Contributions and Deductions." If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

   Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

   A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.) Funds can also be rolled over from an IRA or SEP to another IRA or SEP or to another qualified retirement plan or 457 government plan.

DISTRIBUTIONS

(a) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former spouse in accordance with the terms of a divorce decree.)

   You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

   The 10% tax penalty does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

(b) DISTRIBUTION AFTER AGE 59 1/2

Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, the portion of the distribution attributable to the nondeductible contribution will be tax-free.

(c) INADEQUATE DISTRIBUTIONS--50% TAX


Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary). The calculation method is revised under the IRS final regulations for distributions beginning in 2003. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.


(d) DEATH BENEFITS

If you (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum by December 31st of the fifth year after your (or your surviving spouse's) death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning by December 31st of the year following the year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, and no designated beneficiary is identified by December 31st of the year following the year of death, the entire amount must be distributed based on the life expectancy of the owner using the owner's age prior to death. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all IRAs maintained by an individual is generally the lesser of the maximum amount allowed by law and 100% of compensation for that year (the maximum amount allowed by law is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a traditional IRA. Contributions to a Roth IRA are not deductible.

   For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a traditional IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

   UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A TRADITIONAL IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

   "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

   Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed under the same rules applied to traditional IRAs where death occurs before the required beginning date.


   The contract may not be available to Roth IRA's in New York.


REPORTING TO THE IRS


Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate. Beginning in January 2004, if you were at least 70 1/2 at the end of the prior year, we will indicate to you and to the IRS, on Form 5498, that your account is subject to minimum required distributions.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

         APPENDIX

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

As we have indicated throughout this prospectus, the Strategic Partners Plus Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such Contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges during the periods September 24, 2001 to December 31, 2001 and January 1, 2002 to December 31, 2002. During those periods, the highest combination of asset-based charges amounted to 1.60%, and the lowest combination of asset-based charges amounted to 1.40%. Under the version of the contracts described in this prospectus, the highest combinations of asset-based charges now amounts to 1.75%, while the lowest combination of asset-based charges remains at 1.40%.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT
1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                          AT BEGINNING OF PERIOD              AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.71728                      $0.86988                                 0
         1/1/2002 to 12/31/2002                 $0.86988                      $0.59236                                 0
PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $0.97750                      $0.78176                                 0
PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.70710                      $0.83992                                 0
         1/1/2002 to 12/31/2002                 $0.83992                      $0.62009                                 0
PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.00905                      $1.01253                                 0
         1/1/2002 to 12/31/2002                 $1.01253                      $1.01372                                 0
PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79176                      $0.90493                                 0
         1/1/2002 to 12/31/2002                 $0.90493                      $0.69437                                 0
PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $0.97746                      $0.79350                                 0
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.74907                      $0.87109                                 0
         1/1/2002 to 12/31/2002                 $0.87109                      $0.66866                                 0
SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.75103                      $0.87500                                 0
         1/1/2002 to 12/31/2002                 $0.87500                      $0.68204                                 0
SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.71197                      $0.84109                                 0
         1/1/2002 to 12/31/2002                 $0.84109                      $0.70328                                 0
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.74749                      $0.88230                                 0
         1/1/2002 to 12/31/2002                 $0.88230                      $0.59865                                 0
SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.62877                      $0.81297                                 0
         1/1/2002 to 12/31/2002                 $0.81297                      $0.47030                                 0
SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.85849                      $0.94964                                 0
         1/1/2002 to 12/31/2002                 $0.94964                      $0.82711                                 0
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.91394                      $0.98458                                 0
         1/1/2002 to 12/31/2002                 $0.98458                      $0.91397                                 0


* COMMENCEMENT OF BUSINESS
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9


ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                          AT BEGINNING OF PERIOD              AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79811                      $0.92029                                 0
         1/1/2002 to 12/31/2002                 $0.92029                      $0.76511                                 0
SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.75672                      $0.84741                                 0
         1/1/2002 to 12/31/2002                 $0.84741                      $0.69226                                 0
SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.80155                      $0.90967                                 0
         1/1/2002 to 12/31/2002                 $0.90967                      $0.74223                                 0
SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.74262                      $0.92677                                 0
         1/1/2002 to 12/31/2002                 $0.92677                      $0.63744                                 0
SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.67078                      $0.74788                                 0
         1/1/2002 to 12/31/2002                 $0.74788                      $0.57108                                 0
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.82775                      $0.92388                                 0
         1/1/2002 to 12/31/2002                 $0.92388                      $0.76199                                 0
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.68066                      $0.81060                                 0
         1/1/2002 to 12/31/2002                 $0.81060                      $0.57009                                 0
SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.64875                      $0.81540                                 0
         1/1/2002 to 12/31/2002                 $0.81540                      $0.43161                                 0
SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.97738                      $1.01397                                 0
         1/1/2002 to 12/31/2002                 $1.01397                      $1,00143                                 0
SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.04081                      $1.04110                                 0
         1/1/2002 to 12/31/2002                 $1.04110                      $1,12328                                 0
SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.71823                      $0.87416                                 0
         1/1/2002 to 12/31/2002                 $0.87416                      $0.58550                                 0
SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.83974                      $1.00289                                 0
         1/1/2002 to 12/31/2002                 $1.00289                      $0.84681                                 0


* COMMENCEMENT OF BUSINESS
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9


ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                          AT BEGINNING OF PERIOD              AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.73510                      $0.85719                                 0
         1/1/2002 to 12/31/2002                 $0.85719                      $0.63181                                 0
EVERGREEN VA BLUE CHIP FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.80031                      $0.90859                                 0
         1/1/2002 to 12/31/2002                 $0.90859                      $0.69853                                 0
EVERGREEN VA CAPITAL GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.80567                      $0.90811                                 0
         1/1/2002 to 12/31/2002                 $0.90811                      $0.69391                                 0
EVERGREEN VA FOUNDATION FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.88738                      $0.95089                                 0
         1/1/2002 to 12/31/2002                 $0.95089                      $0.84711                                 0
EVERGREEN VA GLOBAL LEADERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79152                      $0.91709                                 0
         1/1/2002 to 12/31/2002                 $0.91709                      $0.72115                                 0
EVERGREEN VA GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.77814                      $0.98597                                 0
         1/1/2002 to 12/31/2002                 $0.98597                      $0.71064                                 0
EVERGREEN VA MASTERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.73837                      $0.87356                                 0
         1/1/2002 to 12/31/2002                 $0.87356                      $0.63230                                 0
EVERGREEN VA OMEGA FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.78078                      $0.91152                                 0
         1/1/2002 to 12/31/2002                 $0.91152                      $0.67078                                 0
EVERGREEN VA SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.88136                      $1.09268                                 0
         1/1/2002 to 12/31/2002                 $1.09268                      $0.94182                                 0
JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.67718                      $0.78373                                 0
         1/1/2002 to 12/31/2002                 $0.78373                      $0.56640                                 0


* COMMENCEMENT OF BUSINESS

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9


ACCUMULATION UNIT VALUES:
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB STEP-UP 1.60)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.71669                      $0.86869                               0
         1/1/2002 to 12/31/2002                 $0.86869                      $0.59041                               0
PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $0.97748                      $0.78020                               0
PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.70660                      $0.83888                               0
         1/1/2002 to 12/31/2002                 $0.83888                      $0.61810                               0
PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.00829                      $1.01127                               0
         1/1/2002 to 12/31/2002                 $1.01127                      $1.01071                               0
PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79119                      $0.90384                               0
         1/1/2002 to 12/31/2002                 $0.90384                      $0.69213                               0
PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $0.97744                      $0.79207                               0
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.74846                      $0.86993                               0
         1/1/2002 to 12/31/2002                 $0.86993                      $0.66643                               0
SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.75046                      $0.87386                               0
         1/1/2002 to 12/31/2002                 $0.87386                      $0.67983                               0
SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.71132                      $0.83990                               0
         1/1/2002 to 12/31/2002                 $0.83990                      $0.70087                               0
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.74696                      $0.88124                               0
         1/1/2002 to 12/31/2002                 $0.88124                      $0.59680                               0
SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.62826                      $0.81186                               0
         1/1/2002 to 12/31/2002                 $0.81186                      $0.46873                               0
SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.85780                      $0.94831                               0
         1/1/2002 to 12/31/2002                 $0.94831                      $0.82437                               0
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.91331                      $0.98336                               0
         1/1/2002 to 12/31/2002                 $0.98336                      $0.91096                               0
SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79747                      $0.91900                               0
         1/1/2002 to 12/31/2002                 $0.91900                      $0.76247                               0


* COMMENCEMENT OF BUSINESS
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9


ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB STEP-UP 1.60)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.75614                      $0.84626                               0
         1/1/2002 to 12/31/2002                 $0.84626                      $0.68990                               0
SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.80091                      $0.90849                               0
         1/1/2002 to 12/31/2002                 $0.90849                      $0.73977                               0
SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.74206                      $0.92565                               0
         1/1/2002 to 12/31/2002                 $0.92565                      $0.63535                               0
SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.67027                      $0.74692                               0
         1/1/2002 to 12/31/2002                 $0.74692                      $0.56920                               0
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.82716                      $0.92277                               0
         1/1/2002 to 12/31/2002                 $0.92277                      $0.75957                               0
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.68013                      $0.80954                               0
         1/1/2002 to 12/31/2002                 $0.80954                      $0.56832                               0
SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.64825                      $0.81439                               0
         1/1/2002 to 12/31/2002                 $0.81439                      $0.43024                               0
SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.97668                      $1.01274                               0
         1/1/2002 to 12/31/2002                 $1.01274                      $0.99844                               0
SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $1.04010                      $1.03983                               0
         1/1/2002 to 12/31/2002                 $1.03983                      $1.11943                               0
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.71769                      $0.87304                               0
         1/1/2002 to 12/31/2002                 $0.87304                      $0.58358                               0
SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.83910                      $1.00157                               0
         1/1/2002 to 12/31/2002                 $1.00157                      $0.84403                               0
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.73452                      $0.85608                               0
         1/1/2002 to 12/31/2002                 $0.85608                      $0.62968                               0
EVERGREEN VA BLUE CHIP FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79969                      $0.90735                               0
         1/1/2002 to 12/31/2002                 $0.90735                      $0.69623                               0


* COMMENCEMENT OF BUSINESS
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9


ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB STEP-UP 1.60)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
EVERGREEN VA CAPITAL GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.80508                      $0.90697                               0
         1/1/2002 to 12/31/2002                 $0.90697                      $0.69169                               0
EVERGREEN VA FOUNDATION FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.88667                      $0.94959                               0
         1/1/2002 to 12/31/2002                 $0.94959                      $0.84437                               0
EVERGREEN VA GLOBAL LEADERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.79097                      $0.91595                               0
         1/1/2002 to 12/31/2002                 $0.91595                      $0.71877                               0
EVERGREEN VA GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.77748                      $0.98466                               0
         1/1/2002 to 12/31/2002                 $0.98466                      $0.70835                               0
EVERGREEN VA MASTERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.73785                      $0.87245                               0
         1/1/2002 to 12/31/2002                 $0.87245                      $0.63023                               0
EVERGREEN VA OMEGA FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.78015                      $0.91033                               0
         1/1/2002 to 12/31/2002                 $0.91033                      $0.66855                               0
EVERGREEN VA SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.88064                      $1.09121                               0
         1/1/2002 to 12/31/2002                 $1.09121                      $0.93863                               0
JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         9/24/2001* to 12/31/2001               $0.67664                      $0.78269                               0
         1/1/2002 to 12/31/2002                 $0.78269                      $0.56449                               0


* COMMENCEMENT OF BUSINESS

PART III PROSPECTUSES
--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS

                       This page intentionally left blank

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2003

       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                           VARIABLE ANNUITY CONTRACTS


     The Strategic Partners(SM) Annuity One and Strategic Partners(SM) Plus annuity contract (the "contracts") are individual variable annuity contracts issued by the Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). The contract is purchased by making an initial purchase payment of $10,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers.


     This statement of additional information is not a prospectus and should be read in conjunction with the Strategic Partners Annuity One or Strategic Partners Plus prospectus, dated May 1, 2003. To obtain a copy of either prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19101, or contact us by telephone at (888) PRU-2888.

                               TABLE OF CONTENTS


                                                             PAGE
                                                             ----
COMPANY.....................................................   2
EXPERTS.....................................................   2
PRINCIPAL UNDERWRITER.......................................   2
ALLOCATION OF INITIAL PURCHASE PAYMENT......................   2
DETERMINATION OF ACCUMULATION UNIT VALUES...................   2
PERFORMANCE INFORMATION.....................................   4
COMPARATIVE PERFORMANCE INFORMATION AND ADVERTISING.........  13
FEDERAL TAX STATUS..........................................  14
DIRECTORS AND OFFICERS......................................  15
FINANCIAL STATEMENTS........................................  17


         PRUCO LIFE INSURANCE COMPANY                 PRUDENTIAL ANNUITY SERVICE CENTER
                OF NEW JERSEY                                   P.O. BOX 7960
            213 WASHINGTON STREET                      PHILADELPHIA, PENNSYLVANIA 19101
        NEWARK, NEW JERSEY 07102-2992                     TELEPHONE: (888) PRU-2888


STRATEGIC PARTNERS(SM) is a service mark of The Prudential Insurance Company of America.


ORD01142NYB

                                    COMPANY

     Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.

     Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


     The financial statements of Pruco Life of New Jersey as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and the financial statements of the Strategic Partners Subaccounts of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 2002 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.



                             PRINCIPAL UNDERWRITER


     Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., offers the contracts on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.


     During 2002 and 2001, $4,640,747, and $825,384 was paid to PIMS for its services as principal underwriter. During 2002 and 2001, PIMS retained none of those commissions.


     Prudential may pay trail commissions to registered representatives who maintain an ongoing relationship with a contractholder. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the contract and the amount of time that the contract has been in effect.


                     ALLOCATION OF INITIAL PURCHASE PAYMENT



     As discussed in the prospectus, we generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. However, we may employ a different procedure than this if your contract purchase is in the form of several amounts originating from different sources. Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation.


                   DETERMINATION OF ACCUMULATION UNIT VALUES

     The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for administrative expenses and mortality and expense risks. (See WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE CONTRACT and CALCULATING CONTRACT VALUE in the prospectus.) The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund, Inc. (the "Series Fund") or other Fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund or other Fund but not yet paid.

     As we have indicated in the prospectus, Strategic Partners Annuity One and Strategic Partners Plus Variable Annuity is a contract that allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such Contract feature. In the prospectus, we depict the unit values corresponding to the Contract features that bore the highest and lowest combination of asset-based charges for the period ending December 31, 2002. Here, we set out unit values corresponding to the remaining unit values for that prior period.

                            PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN

     The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of the specified period to the ending redeemable value at the end of the period according to the following formula:

                                  P(1+T)n=ERV

     Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

NON-STANDARD TOTAL RETURN

     In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.


     The tables below provide performance information for specified periods ending December 31, 2002 for each Subaccount that invests in a Fund that had a performance history as of December 31, 2002 of at least one year. For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts is calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as "non-standardized performance data"). Standard and non-standard average annual return calculations include all of the fees under the Contract based on a Contract Without Credit. This information does not indicate or represent future performance.

     The following five tables assume a daily insurance and administrative expense charge equal to 1.40% on an annual basis.



     Table 1 below depicts the SEC-standardized average annual total return on hypothetical investments of $1,000 for periods ended December 31, 2002 in each subaccount (other than the Money Market Subaccount, and the subaccounts investing in the Evergreen Variable Annuity Trust.) These figures assume withdrawal at the end of the period indicated, and thus reflect deferred sales charges imposed under the Contract Without Credit.



                                    TABLE 1


                    STANDARDIZED AVERAGE ANNUAL TOTAL RETURN


                         STRATEGIC PARTNERS ANNUITY ONE



                                                                          FIVE         TEN        FROM DATE
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                ---------                   -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                             09/01        -37.38%        N/A          N/A        -16.85%
Prudential Equity Portfolio                    09/01           N/A         N/A          N/A        -19.10%
Prudential Global Portfolio                    09/01        -31.66%        N/A          N/A        -12.73%
Prudential Stock Index Portfolio               09/01        -28.75%        N/A          N/A        -12.63%
Prudential Value Portfolio                     02/02           N/A         N/A          N/A        -17.86%
SP Aggressive Growth Asset Allocation
  Portfolio                                    09/01        -28.71%        N/A          N/A        -11.55%
SP AIM Aggressive Growth Portfolio             09/01        -27.52%        N/A          N/A         -9.16%
SP AIM Core Equity Portfolio                   09/01        -21.85%        N/A          N/A         -3.81%
SP Alliance Large Cap Growth Portfolio         09/01        -37.62%        N/A          N/A        -18.52%
SP Alliance Technology Portfolio               09/01        -47.62%        N/A          N/A        -18.99%
SP Balanced Asset Allocation Portfolio         09/01        -18.37%        N/A          N/A         -4.83%
SP Conservative Asset Allocation Portfolio     09/01        -12.66%        N/A          N/A         -1.53%
SP Davis Value Portfolio                       09/01        -22.33%        N/A          N/A         -6.78%
SP Deutsche International Equity Portfolio     09/01        -23.78%        N/A          N/A        -10.53%
SP Growth Asset Allocation Portfolio           09/01        -23.89%        N/A          N/A         -8.41%
SP INVESCO Small Company Growth Portfolio      09/01        -36.71%        N/A          N/A        -11.43%
SP Jennison International Growth Portfolio     09/01        -29.12%        N/A          N/A        -14.38%
SP Large Cap Value Portfolio                   09/01        -22.99%        N/A          N/A         -9.28%
SP MFS Capital Opportunities Portfolio         09/01        -35.13%        N/A          N/A        -14.19%
SP Mid Cap Growth Portfolio                    09/01        -52.54%        N/A          N/A        -26.39%
SP PIMCO High Yield Portfolio                  09/01         -6.71%        N/A          N/A          1.82%
SP PIMCO Total Return Portfolio                09/01          2.40%        N/A          N/A          5.60%
SP Prudential U.S. Emerging Growth
  Portfolio                                    09/01        -38.49%        N/A          N/A        -16.65%
SP Small/Mid Cap Value Portfolio               09/01        -21.04%        N/A          N/A         -2.49%
SP Strategic Partners Focused Growth
  Portfolio                                    09/01        -31.76%        N/A          N/A        -13.72%
Janus Aspen Series--Growth Portfolio
  Service Shares                               09/00        -33.21%        N/A          N/A        -15.20%

     Table 2 below depicts the SEC-standardized average annual total return on hypothetical investments of $1,000 for periods ended December 31, 2002 in each subaccount (other than the Money Market Subaccount.) These figures assume withdrawal of the investments at the end of the period indicated, and thus reflect deferred sales charges imposed under the Contract Without Credit.



                                    TABLE 2


                    STANDARDIZED AVERAGE ANNUAL TOTAL RETURN


                            STRATEGIC PARTNERS PLUS



                                                                          FIVE         TEN        FROM DATE
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                ---------                   -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                             10/01        -37.38%       N/A          N/A         -21.59%
Prudential Equity Portfolio                    02/02           N/A        N/A          N/A         -19.10%
Prudential Global Portfolio                    10/01        -31.66%       N/A          N/A         -17.13%
Prudential Stock Index Portfolio               10/01        -28.75%       N/A          N/A         -14.76%
Prudential Value Portfolio                     02/02           N/A        N/A          N/A         -17.86%
SP Aggressive Growth Asset Allocation
  Portfolio                                    10/01        -28.71%       N/A          N/A         -14.45%
SP AIM Aggressive Growth Portfolio             10/01        -27.52%       N/A          N/A         -13.23%
SP AIM Core Equity Portfolio                   10/01        -21.85%       N/A          N/A          -7.59%
SP Alliance Large Cap Growth Portfolio         10/01        -37.62%       N/A          N/A         -22.25%
SP Alliance Technology Portfolio               10/01        -47.62%       N/A          N/A         -28.90%
SP Balanced Asset Allocation Portfolio         10/01        -18.37%       N/A          N/A          -7.24%
SP Conservative Asset Allocation Portfolio     10/01        -12.66%       N/A          N/A          -3.62%
SP Davis Value Portfolio                       10/01        -22.33%       N/A          N/A          -7.64%
SP Deutsche International Equity Portfolio     10/01        -23.78%       N/A          N/A         -13.00%
SP Growth Asset Allocation Portfolio           10/01        -23.89%       N/A          N/A         -11.05%
SP INVESCO Small Company Growth Portfolio      10/01        -36.71%       N/A          N/A         -18.29%
SP Jennison International Growth Portfolio     10/01        -29.12%       N/A          N/A         -17.22%
SP Large Cap Value Portfolio                   10/01        -22.99%       N/A          N/A          -9.38%
SP MFS Capital Opportunities Portfolio         10/01        -35.13%       N/A          N/A         -18.90%
SP Mid Cap Growth Portfolio                    10/01        -52.54%       N/A          N/A         -35.32%
SP PIMCO High Yield Portfolio                  10/01         -6.71%       N/A          N/A          -0.20%
SP PIMCO Total Return Portfolio                10/01          2.40%       N/A          N/A           4.42%
SP Prudential U.S. Emerging Growth
  Portfolio                                    10/01        -38.49%       N/A          N/A         -21.17%
SP Small/Mid Cap Value Portfolio               10/01        -21.04%       N/A          N/A          -5.14%
SP Strategic Partners Focused Growth
  Portfolio                                    10/01        -31.76%       N/A          N/A         -16.71%
Evergreen VA Blue Chip Fund                    10/01        -28.61%       N/A          N/A         -14.56%
Evergreen VA Capital Growth Fund               10/01        -29.07%       N/A          N/A         -15.82%
Evergreen VA Foundation Fund                   10/01        -16.38%       N/A          N/A          -7.25%
Evergreen VA Global Leaders Fund               10/01        -26.84%       N/A          N/A         -14.00%
Evergreen VA Growth Fund                       10/01        -33.39%       N/A          N/A         -15.11%
Evergreen VA Masters Fund                      10/01        -33.09%       N/A          N/A         -17.28%
Evergreen VA Omega Fund                        10/01        -31.88%       N/A          N/A         -17.70%
Evergreen VA Small Cap Value Fund              10/01        -19.28%       N/A          N/A           1.56%
Janus Aspen Series--Growth Portfolio
  Service Shares                               10/01        -33.21%       N/A          N/A         -17.41%

     Table 3 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 2002 in each subaccount (other than the Money Market Subaccount). These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract. This table assumes deferred sales charges.



                                    TABLE 3

                  NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN


                                                                                                  FROM DATE
                                                                          FIVE         TEN        PORTFOLIO
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                ---------                   -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                             05/95        -37.38%       -3.65%        N/A          5.84%
Prudential Equity Portfolio                    06/83        -28.89%       -4.45%       9.20%         9.19%
Prudential Global Portfolio                    09/88        -31.66%       -3.02%       8.37%         4.48%
Prudential Stock Index Portfolio               10/87        -28.75%       -2.57%      10.41%        11.30%
Prudential Value Portfolio                     02/88        -28.52%       -2.44%      10.62%         9.13%
SP Aggressive Growth Asset Allocation
  Portfolio                                    09/00        -28.71%         N/A         N/A        -21.56%
SP AIM Aggressive Growth Portfolio             09/00        -27.52%         N/A         N/A        -26.58%
SP AIM Core Equity Portfolio                   09/00        -21.85%         N/A         N/A        -24.26%
SP Alliance Large Cap Growth Portfolio         09/00        -37.62%         N/A         N/A        -27.17%
SP Alliance Technology Portfolio               09/00        -47.62%         N/A         N/A        -39.13%
SP Balanced Asset Allocation Portfolio         09/00        -18.37%         N/A         N/A         -9.79%
SP Conservative Asset Allocation Portfolio     09/00        -12.66%         N/A         N/A         -3.81%
SP Davis Value Portfolio                       09/00        -22.33%         N/A         N/A        -12.30%
SP Deutsche International Equity Portfolio     09/00        -23.78%         N/A         N/A        -20.63%
SP Growth Asset Allocation Portfolio           09/00        -23.89%         N/A         N/A        -15.99%
SP INVESCO Small Company Growth Portfolio      09/00        -36.71%         N/A         N/A        -28.44%
SP Jennison International Growth Portfolio     09/00        -29.12%         N/A         N/A        -32.99%
SP Large Cap Value Portfolio                   09/00        -22.99%         N/A         N/A        -10.64%
SP MFS Capital Opportunities Portfolio         09/00        -35.13%         N/A         N/A        -27.32%
SP Mid Cap Growth Portfolio                    09/00        -52.54%         N/A         N/A        -33.13%
SP PIMCO High Yield Portfolio                  09/00         -6.71%         N/A         N/A          1.15%
SP PIMCO Total Return Portfolio                09/00          2.40%         N/A         N/A          8.71%
SP Prudential U.S. Emerging Growth
  Portfolio                                    09/00        -38.49%         N/A         N/A        -29.46%
SP Small/Mid Cap Value Portfolio               09/00        -21.04%         N/A         N/A         -2.20%
SP Strategic Partners Focused Growth
  Portfolio                                    09/00        -31.76%         N/A         N/A        -27.18%
Evergreen VA Blue Chip Fund                    04/00        -28.61%         N/A         N/A        -19.38%
Evergreen VA Capital Growth Fund               03/98        -29.07%         N/A         N/A         -4.79%
Evergreen VA Foundation Fund                   03/96        -16.38%      -20.65%        N/A        -16.42%
Evergreen VA Global Leaders Fund               03/97        -26.84%       -7.49%        N/A         -5.47%
Evergreen VA Growth Fund                       03/98        -33.39%         N/A         N/A         -8.94%
Evergreen VA Masters Fund                      01/99        -33.09%         N/A         N/A        -10.87%
Evergreen VA Omega Fund                        03/97        -31.88%       -2.58%        N/A         -0.31%
Evergreen VA Small Cap Value Fund              05/98        -19.28%         N/A         N/A         -5.30%
Janus Aspen Series--Growth Portfolio
  Service Shares                               11/95        -33.21%       -3.63%        N/A          2.99%

     Table 4 shows the average annual rates of return using the same assumptions as in Table 3, but assumes that the investments are not withdrawn at the end of the period. This table assumes no deferred sales charges.



                                    TABLE 4

      NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                            FIVE         TEN        FROM DATE
                                                             ONE YEAR      YEARS        YEARS      ESTABLISHED
                    FUND                         DATE         ENDED        ENDED        ENDED        THROUGH
                 PORTFOLIO                    ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                 ---------                    -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                              05/95         -31.98%       -3.24%        N/A          5.84%
Prudential Equity Portfolio                     06/83         -23.49%       -4.02%       6.32%         9.19%
Prudential Global Portfolio                     09/88         -26.26%       -2.62%       5.13%         4.48%
Prudential Stock Index Portfolio                10/87         -23.35%       -2.17%       7.52%        11.30%
Prudential Value Portfolio                      02/88         -23.12%       -2.05%       7.76%         9.13%
SP Aggressive Growth Asset Allocation
  Portfolio                                     09/00         -23.31%         N/A         N/A        -21.56%
SP AIM Aggressive Growth Portfolio              09/00         -22.12%         N/A         N/A        -26.58%
SP AIM Core Equity Portfolio                    09/00         -16.45%         N/A         N/A        -24.26%
SP Alliance Large Cap Growth Portfolio          09/00         -32.22%         N/A         N/A        -27.17%
SP Alliance Technology Portfolio                09/00         -42.22%         N/A         N/A        -39.13%
SP Balanced Asset Allocation Portfolio          09/00         -12.97%         N/A         N/A         -9.79%
SP Conservative Asset Allocation Portfolio      09/00          -7.26%         N/A         N/A         -3.81%
SP Davis Value Portfolio                        09/00         -16.93%         N/A         N/A        -12.30%
SP Deutsche International Equity Portfolio      09/00         -18.38%         N/A         N/A        -20.63%
SP Growth Asset Allocation Portfolio            09/00         -18.49%         N/A         N/A        -15.99%
SP INVESCO Small Company Growth Portfolio       09/00         -31.31%         N/A         N/A        -28.44%
SP Jennison International Growth Portfolio      09/00         -23.72%         N/A         N/A        -32.99%
SP Large Cap Value Portfolio                    09/00         -17.59%         N/A         N/A        -10.64%
SP MFS Capital Opportunities Portfolio          09/00         -29.73%         N/A         N/A        -27.32%
SP Mid Cap Growth Portfolio                     09/00         -47.14%         N/A         N/A        -33.13%
SP PIMCO High Yield Portfolio                   09/00          -1.31%         N/A         N/A          1.15%
SP PIMCO Total Return Portfolio                 09/00           7.80%         N/A         N/A          8.71%
SP Prudential U.S. Emerging Growth Portfolio    09/00         -33.09%         N/A         N/A        -29.46%
SP Small/Mid Cap Value Portfolio                09/00         -15.64%         N/A         N/A         -2.20%
SP Strategic Partners Focused Growth
  Portfolio                                     09/00         -26.36%         N/A         N/A        -27.18%
Evergreen VA Blue Chip Fund                     04/00         -23.21%         N/A         N/A        -19.38%
Evergreen VA Capital Growth Fund                03/98         -23.67%         N/A         N/A         -4.79%
Evergreen VA Foundation Fund                    03/96         -10.98%      -19.76%        N/A        -16.42%
Evergreen VA Global Leaders Fund                03/97         -21.44%       -7.00%        N/A         -5.47%
Evergreen VA Growth Fund                        03/98         -27.99%         N/A         N/A         -8.94%
Evergreen VA Masters Fund                       01/99         -27.69%         N/A         N/A        -10.87%
Evergreen VA Omega Fund                         03/97         -26.48%       -2.19%        N/A         -0.31%
Evergreen VA Small Cap Value Fund               05/98         -13.88%         N/A         N/A         -5.30%
Janus Aspen Series--Growth Portfolio Service
  Shares                                        11/95         -27.81%       -3.21%        N/A          2.99%

     Table 5 shows the cumulative total return for subaccounts investing in a fund having performance history of at least one year, assuming no withdrawal. This table assumes no deferred sales charges.



                                    TABLE 5

                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                                                    FROM DATE
                                                                            FIVE         TEN        PORTFOLIO
                                                             ONE YEAR      YEARS        YEARS      ESTABLISHED
                    FUND                         DATE         ENDED        ENDED        ENDED        THROUGH
                 PORTFOLIO                    ESTABLISHED    12/31/02     12/31/02     12/31/02     12/31/02
                 ---------                    -----------   ----------    --------     --------    -----------
Jennison Portfolio                               05/95        -31.98%      -15.19%         N/A       126.99%
Prudential Equity Portfolio                      06/83        -23.49%      -18.56%      141.01%      629.82%
Prudential Global Portfolio                      09/88        -26.26%      -12.43%      123.47%      153.48%
Prudential Stock Index Portfolio                 09/87        -23.35%      -10.39%      169.17%      563.82%
Prudential Value Portfolio                       02/88        -23.12%       -9.83%      174.42%      376.52%
SP Aggressive Growth Asset Allocation
  Portfolio                                      09/00        -23.31%         N/A          N/A       -24.89%
SP AIM Aggressive Growth Portfolio               09/00        -22.12%         N/A          N/A       -36.33%
SP AIM Core Equity Portfolio                     09/00        -16.45%         N/A          N/A       -36.30%
SP Alliance Large Cap Growth Portfolio           09/00        -32.22%         N/A          N/A       -28.19%
SP Alliance Technology Portfolio                 09/00        -42.22%         N/A          N/A       -43.93%
SP Balanced Asset Allocation Portfolio           09/00        -12.97%         N/A          N/A        -9.08%
SP Conservative Asset Allocation Portfolio       09/00         -7.26%         N/A          N/A        -1.29%
SP Davis Value Portfolio                         09/00        -16.93%         N/A          N/A       -10.64%
SP Deutsche International Equity Portfolio       09/00        -18.38%         N/A          N/A       -27.50%
SP Growth Asset Allocation Portfolio             09/00        -18.49%         N/A          N/A       -17.42%
SP INVESCO Small Company Growth Portfolio        09/00        -31.31%         N/A          N/A       -31.91%
SP Jennison International Growth Portfolio       09/00        -23.72%         N/A          N/A       -47.16%
SP Large Cap Value Portfolio                     09/00        -17.59%         N/A          N/A        -6.01%
SP MFS Capital Opportunities Portfolio           09/00        -29.73%         N/A          N/A       -31.05%
SP Mid Cap Growth Portfolio                      09/00        -47.14%         N/A          N/A       -24.15%
SP PIMCO High Yield Portfolio                    09/00         -1.31%         N/A          N/A         4.00%
SP PIMCO Total Return Portfolio                  09/00          7.80%         N/A          N/A        12.15%
SP Prudential U.S. Emerging Growth Portfolio     09/00        -33.09%         N/A          N/A       -32.33%
SP Small/Mid Cap Value Portfolio                 09/00        -15.64%         N/A          N/A        12.68%
SP Strategic Partners Focused Growth
  Portfolio                                      09/00        -26.36%         N/A          N/A       -33.92%
Evergreen VA Blue Chip Fund                      04/00        -23.67%         N/A          N/A       -26.85%
Evergreen VA Capital Growth Fund                 03/98        -23.21%         N/A          N/A         3.50%
Evergreen VA Foundation Fund                     03/96        -10.98%      -66.84%         N/A       -67.07%
Evergreen VA Global Leaders Fund                 03/97        -21.44%      -30.71%         N/A        -8.61%
Evergreen VA Growth Fund                         03/98        -27.99%         N/A          N/A       -11.43%
Evergreen VA Masters Fund                        01/99        -27.69%         N/A          N/A       -12.38%
Evergreen VA Omega Fund                          03/97        -26.48%      -11.09%         N/A        32.62%
Evergreen VA Small Cap Value Fund                05/98        -13.88%         N/A          N/A       -10.67%
Janus Aspen Series--Growth Portfolio Service
  Shares                                         11/95        -27.81%      -15.06%         N/A        70.64%

     The following three tables assume a daily insurance and administrative charge equal to 1.75% on an annual basis.


     Table 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 2002 in each subaccount (other than the Money Market Subaccount). These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract. This table assumes deferred sales charges applicable to the Contract Without Credit.


                                    TABLE 1
                  NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN


                                                                                                  FROM DATE
                                                                          FIVE         TEN        PORTFOLIO
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                ---------                   -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                             05/95        -37.62%       -3.99%        N/A          5.47%
Prudential Equity Portfolio                    06/83        -29.15%       -4.79%       8.86%         8.81%
Prudential Global Portfolio                    09/88        -31.91%       -3.36%       8.04%         4.12%
Prudential Stock Index Portfolio               10/87        -29.01%       -2.91%      10.07%        10.92%
Prudential Value Portfolio                     02/88        -28.79%       -2.79%      10.28%         8.76%
SP Aggressive Growth Asset Allocation
  Portfolio                                    09/00        -28.98%         N/A         N/A        -21.84%
SP AIM Aggressive Growth Portfolio             09/00        -27.79%         N/A         N/A        -26.83%
SP AIM Core Equity Portfolio                   09/00        -22.15%         N/A         N/A        -24.52%
SP Alliance Large Cap Growth Portfolio         09/00        -37.86%         N/A         N/A        -27.43%
SP Alliance Technology Portfolio               09/00        -47.82%         N/A         N/A        -39.34%
SP Balanced Asset Allocation Portfolio         09/00        -18.67%         N/A         N/A        -10.10%
SP Conservative Asset Allocation Portfolio     09/00        -12.97%         N/A         N/A         -4.14%
SP Davis Value Portfolio                       09/00        -22.62%         N/A         N/A        -12.60%
SP Deutsche International Equity Portfolio     09/00        -24.06%         N/A         N/A        -20.91%
SP Growth Asset Allocation Portfolio           09/00        -24.16%         N/A         N/A        -16.28%
SP INVESCO Small Company Growth Portfolio      09/00        -36.94%         N/A         N/A        -28.68%
SP Jennison International Growth Portfolio     09/00        -29.38%         N/A         N/A        -33.21%
SP Large Cap Value Portfolio                   09/00        -23.28%         N/A         N/A        -10.95%
SP MFS Capital Opportunities Portfolio         09/00        -35.37%         N/A         N/A        -27.56%
SP Mid Cap Growth Portfolio                    09/00        -52.72%         N/A         N/A        -33.36%
SP PIMCO High Yield Portfolio                  09/00         -7.05%         N/A         N/A          0.79%
SP PIMCO Total Return Portfolio                09/00          2.03%         N/A         N/A          8.34%
SP Prudential U.S. Emerging Growth
  Portfolio                                    09/00        -38.71%         N/A         N/A        -29.70%
SP Small/Mid Cap Value Portfolio               09/00        -21.33%         N/A         N/A         -2.54%
SP Strategic Partners Focused Growth
  Portfolio                                    09/00        -32.03%         N/A         N/A        -27.44%
Evergreen VA Blue Chip Fund                    04/00        -28.86%         N/A         N/A        -19.65%
Evergreen VA Capital Growth Fund               03/98        -29.33%         N/A         N/A         -5.12%
Evergreen VA Foundation Fund                   03/96        -16.71%      -20.95%        N/A        -16.68%
Evergreen VA Global Leaders Fund               03/97        -27.11%       -7.81%        N/A         -5.79%
Evergreen VA Growth Fund                       03/98        -33.64%         N/A         N/A         -9.25%
Evergreen VA Masters Fund                      01/99        -33.35%         N/A         N/A        -11.18%
Evergreen VA Omega Fund                        03/97        -32.14%       -2.93%        N/A         -0.66%
Evergreen VA Small Cap Value Fund              05/98        -19.57%         N/A         N/A         -5.63%
Janus Aspen Series--Growth Portfolio
  Service Shares                               11/95        -33.46%       -3.97%        N/A          2.63%

     Table 2 shows the average annual rates of return using the same assumptions as in Table 1, but assumes that the investments are not withdrawn at the end of the period. This table assumes no deferred sales charges.

                                    TABLE 2
      NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                                                  FROM DATE
                                                                          FIVE         TEN        PORTFOLIO
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED    12/31/02     12/31/02     12/31/02     12/31/02
                ---------                   -----------   ----------    --------     --------    -----------
Jennison Portfolio                             05/95        -32.22%       -3.57%        N/A          5.47%
Prudential Equity Portfolio                    06/83        -23.75%       -4.36%       5.95%         8.81%
Prudential Global Portfolio                    09/88        -26.51%       -2.96%       4.76%         4.12%
Prudential Stock Index Portfolio               10/87        -23.61%       -2.51%       7.15%        10.92%
Prudential Value Portfolio                     02/88        -23.39%       -2.39%       7.39%         8.76%
SP Aggressive Growth Asset Allocation
  Portfolio                                    09/00        -23.58%         N/A         N/A        -21.84%
SP AIM Aggressive Growth Portfolio             09/00        -22.39%         N/A         N/A        -26.83%
SP AIM Core Equity Portfolio                   09/00        -16.75%         N/A         N/A        -24.52%
SP Alliance Large Cap Growth Portfolio         09/00        -32.46%         N/A         N/A        -27.43%
SP Alliance Technology Portfolio               09/00        -42.42%         N/A         N/A        -39.34%
SP Balanced Asset Allocation Portfolio         09/00        -13.27%         N/A         N/A        -10.10%
SP Conservative Asset Allocation Portfolio     09/00         -7.57%         N/A         N/A         -4.14%
SP Davis Value Portfolio                       09/00        -17.22%         N/A         N/A        -12.60%
SP Deutsche International Equity Portfolio     09/00        -18.66%         N/A         N/A        -20.91%
SP Growth Asset Allocation Portfolio           09/00        -18.76%         N/A         N/A        -16.28%
SP INVESCO Small Company Growth Portfolio      09/00        -31.54%         N/A         N/A        -28.68%
SP Jennison International Growth Portfolio     09/00        -23.98%         N/A         N/A        -33.21%
SP Large Cap Value Portfolio                   09/00        -17.88%         N/A         N/A        -10.95%
SP MFS Capital Opportunities Portfolio         09/00        -29.97%         N/A         N/A        -27.56%
SP Mid Cap Growth Portfolio                    09/00        -47.32%         N/A         N/A        -33.36%
SP PIMCO High Yield Portfolio                  09/00         -1.65%         N/A         N/A          0.79%
SP PIMCO Total Return Portfolio                09/00          7.43%         N/A         N/A          8.34%
SP Prudential U.S. Emerging Growth
  Portfolio                                    09/00        -33.31%         N/A         N/A        -29.70%
SP Small/Mid Cap Value Portfolio               09/00        -15.93%         N/A         N/A         -2.54%
SP Strategic Partners Focused Growth
  Portfolio                                    09/00        -26.63%         N/A         N/A        -27.44%
Evergreen VA Blue Chip Fund                    04/00        -23.46%         N/A         N/A        -19.65%
Evergreen VA Capital Growth Fund               03/98        -23.93%         N/A         N/A         -5.12%
Evergreen VA Foundation Fund                   03/96        -11.31%      -20.05%        N/A        -16.68%
Evergreen VA Global Leaders Fund               03/97        -21.71%       -7.32%        N/A         -5.79%
Evergreen VA Growth Fund                       03/98        -28.24%         N/A         N/A         -9.25%
Evergreen VA Masters Fund                      01/99        -27.95%         N/A         N/A        -11.18%
Evergreen VA Omega Fund                        03/97        -26.74%       -2.52%        N/A         -0.66%
Evergreen VA Small Cap Value Fund              05/98        -14.17%         N/A         N/A         -5.63%
Janus Aspen Series--Growth Portfolio
  Service Shares                               11/95        -28.06%       -3.55%        N/A          2.63%

     Table 3 shows the cumulative total return for subaccounts investing in a fund having performance history of at least one year, assuming no withdrawal. This table assumes no deferred sales charges.

                                    TABLE 3
                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                          FIVE         TEN        FROM DATE
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                ---------                   -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                             05/95        -32.22%      -16.64%         N/A        121.81%
Prudential Equity Portfolio                    06/83        -23.75%      -19.96%      133.64%       583.95%
Prudential Global Portfolio                    09/88        -26.51%      -13.93%      116.62%       142.09%
Prudential Stock Index Portfolio               09/87        -23.61%      -11.92%      160.94%       531.91%
Prudential Value Portfolio                     02/88        -23.39%      -11.38%      166.02%       354.25%
SP Aggressive Growth Asset Allocation
  Portfolio                                    09/00        -23.58%         N/A          N/A        -25.22%
SP AIM Aggressive Growth Portfolio             09/00        -22.39%         N/A          N/A        -36.61%
SP AIM Core Equity Portfolio                   09/00        -16.75%         N/A          N/A        -36.58%
SP Alliance Large Cap Growth Portfolio         09/00        -32.46%         N/A          N/A        -28.51%
SP Alliance Technology Portfolio               09/00        -42.42%         N/A          N/A        -44.18%
SP Balanced Asset Allocation Portfolio         09/00        -13.27%         N/A          N/A         -9.48%
SP Conservative Asset Allocation Portfolio     09/00         -7.57%         N/A          N/A         -1.72%
SP Davis Value Portfolio                       09/00        -17.22%         N/A          N/A        -11.03%
SP Deutsche International Equity Portfolio     09/00        -18.66%         N/A          N/A        -27.82%
SP Growth Asset Allocation Portfolio           09/00        -18.76%         N/A          N/A        -17.78%
SP INVESCO Small Company Growth Portfolio      09/00        -31.54%         N/A          N/A        -32.20%
SP Jennison International Growth Portfolio     09/00        -23.98%         N/A          N/A        -47.39%
SP Large Cap Value Portfolio                   09/00        -17.88%         N/A          N/A         -6.42%
SP MFS Capital Opportunities Portfolio         09/00        -29.97%         N/A          N/A        -31.34%
SP Mid Cap Growth Portfolio                    09/00        -47.32%         N/A          N/A        -24.49%
SP PIMCO High Yield Portfolio                  09/00         -1.65%         N/A          N/A          3.52%
SP PIMCO Total Return Portfolio                09/00          7.43%         N/A          N/A         11.66%
SP Prudential U.S. Emerging Growth
  Portfolio                                    09/00        -33.31%         N/A          N/A        -32.63%
SP Small/Mid Cap Value Portfolio               09/00        -15.93%         N/A          N/A         12.18%
SP Strategic Partners Focused Growth
  Portfolio                                    09/00        -26.63%         N/A          N/A        -34.21%
Evergreen VA Blue Chip Fund                    04/00        -23.93%         N/A          N/A        -27.26%
Evergreen VA Capital Growth Fund               03/98        -23.46%         N/A          N/A          2.17%
Evergreen VA Foundation Fund                   03/96        -11.31%      -67.43%         N/A        -67.63%
Evergreen VA Global Leaders Fund               03/97        -21.71%      -31.89%         N/A        -10.08%
Evergreen VA Growth Fund                       03/98        -28.24%         N/A          N/A        -12.59%
Evergreen VA Masters Fund                      01/99        -27.95%         N/A          N/A        -13.27%
Evergreen VA Omega Fund                        03/97        -26.74%      -12.61%         N/A         30.42%
Evergreen VA Small Cap Value Fund              05/98        -14.17%         N/A          N/A        -11.80%
Janus Aspen Series--Growth Portfolio
  Service Shares                               11/95        -28.06%      -16.52%         N/A         67.12%


MONEY MARKET SUBACCOUNT YIELD

     The "yield" and "effective yield" figures for the Money Market Subaccount shown below were calculated using historical investment returns of the Money Market Portfolio of the Prudential Series Fund.


     The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 31, 2002 were -0.32% and -0.32%, assuming election of the base death benefit only (1.40% annually). The "yield" and "effective yield" were -0.67% and -0.67%, assuming election of the Guaranteed Minimum Death Benefit (1.60% annually).


     The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

     The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield=([base period return + 1] 365/7)-1.

     The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

              COMPARATIVE PERFORMANCE INFORMATION AND ADVERTISING

     Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Annuity Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, The New York Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

     Reports or advertising may also include the use of tax deferred compounding charts and charts describing the power of tax deferred compounding on the bonus payment.

                               FEDERAL TAX STATUS

OTHER TAX RULES.

     1.  DIVERSIFICATION.

     The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. Pruco Life of New Jersey believes the underlying variable investment options for the Contract meet these diversification requirements.

     2.  INVESTOR CONTROL.

     Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of Pruco Life of New Jersey, to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life of New Jersey reserves the right to make such changes as it deems necessary to assure that the contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected contractowners and will be made with such notice to affected contractowners as is feasible under the circumstances.

     3.  ENTITY OWNERS.

     Where a contract is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract will be subject to tax.

     4.  PURCHASE PAYMENTS MADE BEFORE AUGUST 14, 1982.

     If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the contract. Generally, withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

     5.  GENERATION-SKIPPING TRANSFERS.

     If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                             DIRECTORS AND OFFICERS



     The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations during the past 5 years, are shown below.



                     DIRECTORS OF PRUCO LIFE OF NEW JERSEY



     JAMES J. AVERY, JR., Vice Chairman and Director -- President, Prudential Individual Life Insurance since 1998; prior to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group.



     VIVIAN L. BANTA, Chairman and Director -- Vice Chairman, Insurance Division, Prudential Financial since 2002; 2000 to 2002: Executive Vice President, Individual Financial Services, U.S. Consumer Group; 1998 to 1999:
Consultant, Individual Financial Services.



     RICHARD J. CARBONE, Director -- Senior Vice President and Chief Financial Officer since 1997.



     HELEN M. GALT, Director -- Company Actuary, Prudential since 1993.



     RONALD P. JOELSON, Director -- Senior Vice President, Prudential Asset, Liability and Risk Management since 1999; prior to 1999: President, Guaranteed Products, Prudential Institutional.



     ANDREW J. MAKO, President and Director -- Vice President, Finance, Insurance Division since 1999; prior to 1999: Vice President, Business Performance Management Group.



     DAVID R. ODENATH, JR., Director -- President, Annuities, since 2003; 1999 to 2003: President, Prudential Investments; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.



                         OFFICERS WHO ARE NOT DIRECTORS



     SHAUN M. BYRNES, Senior Vice President -- Senior Vice President, Director of Annuities, Prudential Investments since 2001; 2000 to 2001: Senior Vice President, Director of Research, Prudential Investments; 1999 to 2000: Senior Vice President, Director of Mutual Funds, Prudential Investments; prior to 1999:
Vice President, Mutual Funds, Prudential Investments.



     C. EDWARD CHAPLIN, Treasurer -- Senior Vice President and Treasurer, Prudential since 2000; prior to 2000, Vice President and Treasurer, Prudential.



     THOMAS F. HIGGINS, Senior Vice President -- Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999:
Vice President, Mutual Funds, Prudential Individual Financial Services; prior to 1998: Principal, Mutual Fund Operations, The Vanguard Group.



     CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary -- Chief Counsel, Variable Products, Prudential Law Department since 1995.



     MELODY C. MCDAID, Senior Vice President -- Vice President and Site Executive, Prudential Financial Services Customer Service Office since 1995.



     ESTHER H. MILNES, Senior Vice President -- Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.



     JAMES M. O'CONNOR, Senior Vice President and Actuary -- Vice President, Guaranteed Products since 2001; 1998 to 2000: Corporate Vice President, Guaranteed Products; prior to 1998: Corporate Actuary, Prudential Investments.



     SHIRLEY H. SHAO, Senior Vice President and Chief Actuary -- Vice President and Actuary, Prudential since 1996.

     WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer -- Vice President, Insurance Division, Prudential Financial since 2002; 2000 to 2002:
Vice President and IFS Controller, Prudential Enterprise Financial Management; 1999 to 2000: Vice President and Individual Life Controller, Prudential Enterprise Financial Management; prior to 1999: Vice President, Accounting, Enterprise Financial Management.



     The business address of all directors and officers of Pruco Life of New Jersey is 213 Washington Street, Newark, New Jersey 07102-2992.



     Pruco Life of New Jersey directors and officers are elected annually.

                              FINANCIAL STATEMENTS


     The following financial statements describe the financial condition of Pruco Life of New Jersey as well as the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. The Pruco Life of New Jersey Flexible Premium Variable Annuity Account includes subaccounts that support the Strategic Partners Annuity One and Strategic Partners Plus contracts, as well as subaccounts supporting other variable annuities issued by Pruco Life of New Jersey.

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2002

                                                                                     SUBACCOUNTS
                                                     ------------------------------------------------------------------------------

                                                      PRUDENTIAL                                       PRUDENTIAL
                                                        MONEY        PRUDENTIAL       PRUDENTIAL          STOCK         PRUDENTIAL
                                                       MARKET          EQUITY            VALUE            INDEX           GLOBAL
                                                      PORTFOLIO      PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                     -----------    ------------     ------------     ------------     ------------
ASSETS
 Investment in the portfolios, at value ..........  $ 41,500,172    $ 35,148,523     $ 30,172,983     $ 44,387,363     $  7,433,437
                                                    ------------    ------------     ------------     ------------     ------------
 Net Assets ......................................  $ 41,500,172    $ 35,148,523     $ 30,172,983     $ 44,387,363     $  7,433,437
                                                    ============    ============     ============     ============     ============

NET ASSETS, representing:
 Accumulation Units ..............................  $ 41,500,172    $ 35,148,523     $ 30,172,983     $ 44,387,363     $  7,433,437
                                                    ------------    ------------     ------------     ------------     ------------
                                                    $ 41,500,172    $ 35,148,523     $ 30,172,983     $ 44,387,363     $  7,433,437
                                                    ============    ============     ============     ============     ============

Units Outstanding ................................    34,850,388      29,119,888       20,405,954       35,111,061        7,195,966
                                                    ============    ============     ============     ============     ============

 Portfolio shares held ...........................     4,150,017       2,231,652        2,194,399        1,842,564          654,928
 Portfolio net asset value per share .............  $      10.00    $      15.75     $      13.75     $      24.09     $      11.35
 Investment in portfolio shares, at cost .........  $ 41,500,172    $ 64,464,216     $ 45,916,838     $ 64,958,382     $ 13,583,290


STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                                     SUBACCOUNTS
                                                     ------------------------------------------------------------------------------

                                                      PRUDENTIAL                                       PRUDENTIAL
                                                        MONEY        PRUDENTIAL       PRUDENTIAL          STOCK         PRUDENTIAL
                                                       MARKET          EQUITY            VALUE            INDEX           GLOBAL
                                                      PORTFOLIO      PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                     -----------    ------------     ------------     ------------     ------------
INVESTMENT INCOME
 Dividend income .................................   $   612,498    $    366,903     $    492,117     $    651,250     $     98,153
                                                     -----------    ------------     ------------     ------------     ------------

EXPENSES
 Charges to contract owners for assuming mortality
      risk and expense risk and for administration       572,721         608,963          519,376          749,720          129,245
                                                     -----------    ------------     ------------     ------------     ------------

NET INVESTMENT INCOME (LOSS) .....................        39,777        (242,060)         (27,259)         (98,470)         (31,092)
                                                     -----------    ------------     ------------     ------------     ------------

NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS
 Capital gains distributions received ............             0               0                0          448,158                0
 Realized gain (loss) on shares redeemed .........             0      (5,123,750)      (2,715,982)      (3,335,290)      (1,506,126)

Net change in unrealized gain (loss) on
     investments .................................             0      (6,591,233)      (7,323,992)     (11,709,890)      (1,306,776)
                                                     -----------    ------------     ------------     ------------     ------------

NET GAIN (LOSS) ON INVESTMENTS ...................             0     (11,714,983)     (10,039,974)     (14,597,022)      (2,812,902)
                                                     -----------    ------------     ------------     ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ...................   $    39,777    $(11,957,043)    $(10,067,233)    $(14,695,492)    $ (2,843,994)
                                                     ===========    ============     ============     ============     ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A1

                                               SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------
                    PRUDENTIAL                                        PRUDENTIAL
                   SP ALLIANCE       PRUDENTIAL      PRUDENTIAL       SP INVESCO       PRUDENTIAL       PRUDENTIAL
  PRUDENTIAL        LARGE CAP         SP DAVIS      SP SMALL/MID     SMALL COMPANY      SP PIMCO         SP PIMCO
  JENNISON           GROWTH            VALUE         CAP VALUE          GROWTH        TOTAL RETURN      HIGH YIELD
  PORTFOLIO         PORTFOLIO        PORTFOLIO       PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO
------------      ------------     ------------     ------------     ------------     ------------     ------------

$ 43,711,297      $    531,091     $  2,837,809     $  3,121,422     $    423,688     $ 20,171,087     $  2,015,050
------------      ------------     ------------     ------------     ------------     ------------     ------------
$ 43,711,297      $    531,091     $  2,837,809     $  3,121,422     $    423,688     $ 20,171,087     $  2,015,050
============      ============     ============     ============     ============     ============     ============


$ 43,711,297      $    531,091     $  2,837,809     $  3,121,422     $    423,688     $ 20,171,087     $  2,015,050
------------      ------------     ------------     ------------     ------------     ------------     ------------
$ 43,711,297      $    531,091     $  2,837,809     $  3,121,422     $    423,688     $ 20,171,087     $  2,015,050
============      ============     ============     ============     ============     ============     ============

  37,204,603         1,061,707        3,811,760        3,473,619          830,654       17,327,700        1,975,328
============      ============     ============     ============     ============     ============     ============

   3,417,615           105,585          372,416          322,461           87,539        1,767,843          219,744
$      12.79      $       5.03     $       7.62     $       9.68     $       4.84     $      11.41     $       9.17
$ 82,164,620      $    644,037     $  3,137,676     $  3,546,465     $    484,160     $ 19,513,493     $  2,054,051




                                               SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------
                    PRUDENTIAL                                        PRUDENTIAL
                   SP ALLIANCE       PRUDENTIAL      PRUDENTIAL       SP INVESCO       PRUDENTIAL       PRUDENTIAL
  PRUDENTIAL        LARGE CAP         SP DAVIS      SP SMALL/MID     SMALL COMPANY      SP PIMCO         SP PIMCO
  JENNISON           GROWTH            VALUE         CAP VALUE          GROWTH        TOTAL RETURN      HIGH YIELD
  PORTFOLIO         PORTFOLIO        PORTFOLIO       PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO
------------      ------------     ------------     ------------     ------------     ------------     ------------

$    116,349      $          0     $        155     $     14,506     $          0     $    342,385     $     98,542
------------      ------------     ------------     ------------     ------------     ------------     ------------



     800,343             5,463           28,779           29,759            3,736          156,054           16,738
------------      ------------     ------------     ------------     ------------     ------------     ------------

    (683,994)           (5,463)         (28,624)         (15,253)          (3,736)         186,331           81,804
------------      ------------     ------------     ------------     ------------     ------------     ------------



           0                 0                0                0                0              214                0
  (8,229,459)          (13,577)         (12,376)         (36,908)         (13,110)           7,473          (21,270)


 (13,719,584)         (114,096)        (314,002)        (446,646)         (65,860)         733,431          (36,977)
------------      ------------     ------------     ------------     ------------     ------------     ------------

 (21,949,043)         (127,673)        (326,378)        (483,554)         (78,970)         741,118          (58,247)
------------      ------------     ------------     ------------     ------------     ------------     ------------


$(22,633,037)     $   (133,136)    $   (355,002)    $   (498,807)    $    (82,706)    $    927,449     $     23,557
============      ============     ============     ============     ============     ============     ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A2

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2002

                                                                                     SUBACCOUNTS
                                              --------------------------------------------------------------------------------------
                                              JANUS ASPEN                                                 PRUDENTIAL
                                                GROWTH       PRUDENTIAL      PRUDENTIAL     PRUDENTIAL   SP STRATEGIC     PRUDENTIAL
                                               PORTFOLIO     SP LARGE       SP AIM CORE  SP MFS CAPITAL    PARTNERS       SP MID CAP
                                                SERVICE      CAP VALUE        EQUITY      OPPORTUNITIES FOCUSED GROWTH      GROWTH
                                                SHARES       PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                              -----------    ----------     -----------  -------------- --------------   -----------
ASSETS
   Investment in the portfolios, at value     $  222,172     $1,941,622     $  453,410     $  191,759     $  371,448     $  659,715
                                              ----------     ----------     ----------     ----------     ----------     ----------
   Net Assets ............................    $  222,172     $1,941,622     $  453,410     $  191,759     $  371,448     $  659,715
                                              ==========     ==========     ==========     ==========     ==========     ==========

NET ASSETS, representing:
   Accumulation Units ....................    $  222,172     $1,941,622     $  453,410     $  191,759     $  371,448     $  659,715
                                              ----------     ----------     ----------     ----------     ----------     ----------
                                              $  222,172     $1,941,622     $  453,410     $  191,759     $  371,448     $  659,715
                                              ==========     ==========     ==========     ==========     ==========     ==========

Units Outstanding ........................       488,938      2,520,843        826,264        383,298        726,182      1,602,153
                                              ==========     ==========     ==========     ==========     ==========     ==========

   Portfolio shares held .................        15,343        248,607         82,139         38,352         73,846        161,299
   Portfolio net asset value per share ...    $    14.48     $     7.81     $     5.52     $     5.00     $     5.03     $     4.09
   Investment in portfolio shares, at cost    $  263,652     $2,204,679     $  510,449     $  231,370     $  446,187     $  830,825



STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                                     SUBACCOUNTS
                                              --------------------------------------------------------------------------------------
                                              JANUS ASPEN                                                 PRUDENTIAL
                                                GROWTH       PRUDENTIAL      PRUDENTIAL     PRUDENTIAL   SP STRATEGIC     PRUDENTIAL
                                               PORTFOLIO     SP LARGE       SP AIM CORE  SP MFS CAPITAL    PARTNERS       SP MID CAP
                                                SERVICE      CAP VALUE        EQUITY      OPPORTUNITIES FOCUSED GROWTH      GROWTH
                                                SHARES       PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                              -----------    ----------     -----------  -------------- --------------   -----------
INVESTMENT INCOME
   Dividend income .......................    $        0     $   20,403     $        0     $        0     $        0     $        0
                                              ----------     ----------     ----------     ----------     ----------     ----------

EXPENSES
   Charges to contract owners for assuming
      mortality risk and expense risk and for
      administration .....................         2,347         23,002          5,284          2,324          4,095          6,455
                                              ----------     ----------     ----------     ----------     ----------     ----------

NET INVESTMENT INCOME (LOSS) .............        (2,347)        (2,599)        (5,284)        (2,324)        (4,095)        (6,455)
                                              ----------     ----------     ----------     ----------     ----------     ----------

NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS
   Capital gains distributions received ..             0              0              0              0              0              0
   Realized gain (loss) on shares redeemed        (6,337)       (45,199)          (745)       (10,733)        (4,308)       (54,200)
   Net change in unrealized gain (loss) on
      investments ........................       (42,020)      (278,166)       (57,867)       (38,443)       (77,323)      (178,476)
                                              ----------     ----------     ----------     ----------     ----------     ----------

NET GAIN (LOSS) ON INVESTMENTS ...........       (48,357)      (323,365)       (58,612)       (49,176)       (81,631)      (232,676)
                                              ----------     ----------     ----------     ----------     ----------     ----------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS ..........................    $  (50,704)    $ (325,964)    $  (63,896)    $  (51,500)    $  (85,726)    $ (239,131)
                                              ==========     ==========     ==========     ==========     ==========     ==========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A3

                                                      SUBACCOUNTS (CONTINUED)
   ---------------------------------------------------------------------------------------------------------------------------
                  PRUDENTIAL                  PRUDENTIAL     PRUDENTIAL   PRUDENTIAL     PRUDENTIAL    PRUDENTIAL   PRUDENTIAL
  SP PRUDENTIAL    SP AIM      PRUDENTIAL   SP CONSERVATIVE  SP BALANCED  SP GROWTH    SP AGGRESSIVE  SP JENNISON   SP DEUTSCHE
  U.S. EMERGING  AGGRESSIVE    SP ALLIANCE       ASSET         ASSET        ASSET      GROWTH ASSET  INTERNATIONAL INTERNATIONAL
     GROWTH        GROWTH      TECHNOLOGY     ALLOCATION    ALLOCATION    ALLOCATION     ALLOCATION      GROWTH        EQUITY
    PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
  -------------  ----------    -----------  --------------- ------------  ----------   ------------- ------------- -------------

   $  762,208    $  247,210    $  191,704     $4,088,175    $4,659,132    $3,120,648    $  248,145    $  485,842    $  699,684
   ----------    ----------    ----------     ----------    ----------    ----------    ----------    ----------    ----------
   $  762,208    $  247,210    $  191,704     $4,088,175    $4,659,132    $3,120,648    $  248,145    $  485,842    $  699,684
   ==========    ==========    ==========     ==========    ==========    ==========    ==========    ==========    ==========


   $  762,208    $  247,210    $  191,704     $4,088,175    $4,659,132    $3,120,648    $  248,145    $  485,842    $  699,684
   ----------    ----------    ----------     ----------    ----------    ----------    ----------    ----------    ----------
   $  762,208    $  247,210    $  191,704     $4,088,175    $4,659,132    $3,120,648    $  248,145    $  485,842    $  699,684
   ==========    ==========    ==========     ==========    ==========    ==========    ==========    ==========    ==========

    1,566,735       479,715        462,922     4,472,764     5,851,958     4,541,886       413,163     1,097,294     1,162,139
   ==========    ==========    ==========     ==========    ==========    ==========    ==========    ==========    ==========

      162,865        48,189         57,225       446,307       585,318       456,235        42,058       115,128       115,080
   $     4.68    $     5.13    $      3.35    $     9.16    $     7.96    $     6.84    $     5.90    $     4.22    $     6.08
   $  911,872    $  280,853    $   243,943    $4,138,203    $4,829,990    $3,401,782    $  269,982    $  581,587    $  776,904




                                                      SUBACCOUNTS (CONTINUED)
   ---------------------------------------------------------------------------------------------------------------------------
                  PRUDENTIAL                  PRUDENTIAL     PRUDENTIAL   PRUDENTIAL     PRUDENTIAL    PRUDENTIAL   PRUDENTIAL
  SP PRUDENTIAL    SP AIM      PRUDENTIAL   SP CONSERVATIVE  SP BALANCED  SP GROWTH    SP AGGRESSIVE  SP JENNISON   SP DEUTSCHE
  U.S. EMERGING  AGGRESSIVE    SP ALLIANCE       ASSET         ASSET        ASSET      GROWTH ASSET  INTERNATIONAL INTERNATIONAL
     GROWTH        GROWTH      TECHNOLOGY     ALLOCATION    ALLOCATION    ALLOCATION     ALLOCATION      GROWTH        EQUITY
    PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
  -------------  ----------    -----------  --------------- ------------  ----------   ------------- ------------- -------------

   $        0    $        0    $        0     $    5,085    $        0    $        0    $        0    $        0    $        0
   ----------    ----------    ----------     ----------    ----------    ----------    ----------    ----------    ----------




        7,711         2,542         2,969         29,985        33,444        27,936         1,959        12,528        13,087
   ----------    ----------    ----------     ----------    ----------    ----------    ----------    ----------    ----------

       (7,711)       (2,542)       (2,969)       (24,900)      (33,444)      (27,936)       (1,959)      (12,528)      (13,087)
   ----------    ----------    ----------     ----------    ----------    ----------    ----------    ----------    ----------



            0             0             0          1,196         1,321           449             0             0             0
      (26,694)       (1,269)      (40,203)       (30,666)      (35,392)      (26,707)      (12,363)      624,317       524,174

     (155,381)      (33,780)      (58,413)       (45,818)     (170,110)     (274,669)      (21,492)      (96,287)      (79,840)
   ----------    ----------    ----------     ----------    ----------    ----------    ----------    ----------    ----------

     (182,075)      (35,049)      (98,616)       (75,288)     (204,181)     (300,927)      (33,855)      528,030       444,334
   ----------    ----------    ----------     ----------    ----------    ----------    ----------    ----------    ----------



   $ (189,786)   $  (37,591)   $ (101,585)    $ (100,188)   $ (237,625)   $ (328,863)   $  (35,814)   $  515,502    $  431,247
   ==========    ==========    ==========     ==========    ==========    ==========    ==========    ==========    ==========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A4

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                         SUBACCOUNTS
                                                            -------------------------------------------------------------------
                                                                     PRUDENTIAL                            PRUDENTIAL
                                                                    MONEY MARKET                             EQUITY
                                                                      PORTFOLIO                             PORTFOLIO
                                                            -------------------------------     -------------------------------
                                                             01/01/2002         01/01/2001        01/01/2002        01/01/2001
                                                                 TO                 TO                TO                TO
                                                             12/31/2002         12/31/2001        12/31/2002        12/31/2001
                                                            -------------     -------------     -------------     -------------
OPERATIONS
     Net Investment income (loss) ......................    $      39,777     $     866,320     $    (242,060)    $    (332,213)
     Capital gains distributions received ..............                0                 0                 0         3,087,334
     Realized gain (loss) on shares redeemed ...........                0                 0        (5,123,750)       (3,090,964)
     Net change in unrealized gain (loss) on investments                0                 0        (6,591,233)       (7,837,853)
                                                            -------------     -------------     -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................           39,777           866,320       (11,957,043)       (8,173,696)
                                                            -------------     -------------     -------------     -------------

CONTRACT OWNER TRANSACTIONS
     Contract owner net payments .......................       15,116,581        10,748,828           517,761         2,376,948
     Surrenders, withdrawals, and death benefits .......      (13,415,072)      (13,003,539)       (3,996,823)       (4,622,440)
     Net transfers between other subaccounts
       or Fixed Rate Option ............................       (1,402,067)        9,304,131        (1,885,970)       (2,991,406)
     Withdrawal charge .................................          (12,239)           (9,244)          (26,945)          (27,829)
                                                            -------------     -------------     -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT OWNER
     TRANSACTIONS ......................................          287,203         7,040,176        (5,391,977)       (5,264,727)
                                                            -------------     -------------     -------------     -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................          326,980         7,906,496       (17,349,020)      (13,438,423)
                                                            -------------     -------------     -------------     -------------

NET ASSETS
     Beginning of period ...............................       41,173,192        33,266,696        52,497,543        65,935,966
                                                            -------------     -------------     -------------     -------------

     End of period .....................................    $  41,500,172     $  41,173,192     $  35,148,523     $  52,497,543
                                                            =============     =============     =============     =============



   Beginning units .....................................       33,082,859        27,873,177        33,167,813        36,449,785
                                                            -------------     -------------     -------------     -------------
   Units issued ........................................      163,459,630       110,222,449         1,209,621         2,415,416
   Units redeemed ......................................     (161,692,101)     (105,012,767)       (5,257,546)       (5,697,388)
                                                            -------------     -------------     -------------     -------------
   Ending units ........................................       34,850,388        33,082,859        29,119,888        33,167,813
                                                            =============     =============     =============     =============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A5

                                                     SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
         PRUDENTIAL                         PRUDENTIAL                        PRUDENTIAL                        PRUDENTIAL
            VALUE                           STOCK INDEX                         GLOBAL                           JENNISON
          PORTFOLIO                          PORTFOLIO                         PORTFOLIO                         PORTFOLIO
-----------------------------     -----------------------------     -----------------------------     -----------------------------
 01/01/2002       01/01/2001       01/01/2002       01/01/2001       01/01/2002       01/01/2001       01/01/2002       01/01/2001
     TO               TO               TO               TO               TO               TO               TO               TO
 12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002       12/31/2001
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

$    (27,259)    $     79,583     $    (98,470)    $   (283,137)    $    (31,092)    $   (133,797)    $   (683,994)    $   (989,847)
           0        4,294,747          448,158        3,824,771                0        2,875,155                0          808,175
  (2,715,982)        (827,552)      (3,335,290)        (741,225)      (1,506,126)      (1,019,388)      (8,229,459)      (3,912,345)
  (7,323,992)      (5,382,321)     (11,709,890)     (13,667,402)      (1,306,776)      (4,606,222)     (13,719,584)     (15,128,819)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


 (10,067,233)      (1,835,543)     (14,695,492)     (10,866,993)      (2,843,994)      (2,884,252)     (22,633,037)     (19,222,836)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


     667,389        1,990,869        2,109,451        2,586,011          506,286        1,088,941        1,935,886        3,368,126
  (3,983,718)      (3,919,769)      (5,015,503)      (5,422,958)        (790,582)        (760,538)      (5,022,952)      (6,515,543)

  (1,346,468)      (1,313,988)      (2,555,444)      (3,453,921)        (427,625)      (1,053,784)      (3,816,137)      (3,309,250)
     (20,768)         (21,200)         (30,222)         (30,662)          (5,393)          (5,461)         (39,971)         (43,072)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------



  (4,683,565)      (3,264,088)      (5,491,718)      (6,321,530)        (717,314)        (730,842)      (6,943,174)      (6,499,739)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

 (14,750,798)      (5,099,631)     (20,187,210)     (17,188,523)      (3,561,308)      (3,615,094)     (29,576,211)     (25,722,575)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


  44,923,781       50,023,412       64,574,573       81,763,096       10,994,745       14,609,839       73,287,508       99,010,083
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

$ 30,172,983     $ 44,923,781     $ 44,387,363     $ 64,574,573     $  7,433,437     $ 10,994,745     $ 43,711,297     $ 73,287,508
============     ============     ============     ============     ============     ============     ============     ============



  23,034,538       24,727,838       37,409,163       40,695,101        7,450,393        7,913,130       40,243,542       43,238,421
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
   1,458,690        2,477,553        4,197,494        3,797,662       14,329,258       33,057,218        5,641,968        6,120,269
  (4,087,274)      (4,170,853)      (6,495,596)      (7,083,600)     (14,583,685)     (33,519,955)      (8,680,907)      (9,115,148)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
  20,405,954       23,034,538       35,111,061       37,409,163        7,195,966        7,450,393       37,204,603       40,243,542
============     ============     ============     ============     ============     ============     ============     ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A6

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                     SUBACCOUNTS
                                                            -----------------------------------------------------------
                                                                     PRUDENTIAL
                                                                     SP ALLIANCE                      PRUDENTIAL
                                                                  LARGE CAP GROWTH                  SP DAVIS VALUE
                                                                      PORTFOLIO                        PORTFOLIO
                                                            ---------------------------     ---------------------------
                                                             01/01/2002      09/24/2001      01/01/2002      09/24/2001
                                                                 TO              TO              TO              TO
                                                             12/31/2002      12/31/2001      12/31/2002      12/31/2001
                                                            -----------     -----------     -----------     -----------
OPERATIONS
     Net Investment income (loss) ......................    $    (5,463)    $      (130)    $   (28,624)    $      (230)
     Capital gains distributions received ..............              0               0               0               0
     Realized gain (loss) on shares redeemed ...........        (13,577)            112         (12,376)            (16)
     Net change in unrealized gain (loss) on investments       (114,096)          1,151        (314,002)         14,135
                                                            -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................       (133,136)          1,133        (355,002)         13,889
                                                            -----------     -----------     -----------     -----------

CONTRACT OWNER TRANSACTIONS
     Contract owner net payments .......................        440,747         102,679       2,321,022         552,714
     Surrenders, withdrawals, and death benefits .......         (3,431)              0         (53,689)         (1,734)
     Net transfers between other subaccounts
       or Fixed Rate Option ............................        116,998           6,134         352,083           8,759
     Withdrawal charge .................................            (33)              0            (233)              0
                                                            -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT OWNER
     TRANSACTIONS ......................................        554,281         108,813       2,619,183         559,739
                                                            -----------     -----------     -----------     -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................        421,145         109,946       2,264,181         573,628

NET ASSETS
     Beginning of period ...............................        109,946               0         573,628               0
                                                            -----------     -----------     -----------     -----------

     End of period .....................................    $   531,091     $   109,946     $ 2,837,809     $   573,628
                                                            ===========     ===========     ===========     ===========



   Beginning units .....................................        153,120               0         642,171               0
                                                            -----------     -----------     -----------     -----------
   Units issued ........................................      1,049,781         155,682       3,388,011         655,480
   Units redeemed ......................................       (141,194)         (2,562)       (218,422)        (13,309)
                                                            -----------     -----------     -----------     -----------
   Ending units ........................................      1,061,707         153,120       3,811,760         642,171
                                                            ===========     ===========     ===========     ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A7

                                                     SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
          PRUDENTIAL                        PRUDENTIAL                        PRUDENTIAL                        PRUDENTIAL
       SP SMALL/MID CAP                  SP INVESCO SMALL                      SP PIMCO                          SP PIMCO
             VALUE                        COMPANY GROWTH                     TOTAL RETURN                       HIGH YIELD
           PORTFOLIO                         PORTFOLIO                         PORTFOLIO                         PORTFOLIO
-----------------------------     -----------------------------     -----------------------------     -----------------------------
 01/01/2002       09/24/2001       01/01/2002       09/24/2001       01/01/2002       09/24/2001       01/01/2002       09/24/2001
     TO               TO               TO               TO               TO               TO               TO               TO
 12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002       12/31/2001
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

$    (15,253)    $         36     $     (3,736)    $       (158)    $    186,331     $     16,465     $     81,804     $      2,012
           0                0                0                0              214           45,688                0                0
     (36,908)            (470)         (13,110)              88            7,473           (1,247)         (21,270)              21
    (446,646)          21,603          (65,860)           5,388          733,431          (75,838)         (36,977)          (2,024)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


    (498,807)          21,169          (82,706)           5,318          927,449          (14,932)          23,557                9
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


   1,799,944          378,303          334,562           70,228        8,909,487        1,079,454        1,693,808          185,097
    (137,781)          (2,098)          (4,023)             (16)      (1,544,545)        (121,773)         (41,829)               0

   1,377,585          183,678           83,414           16,964        9,270,124        1,668,001          147,249            7,259
        (530)             (41)             (53)               0           (2,105)             (73)            (100)               0
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------



   3,039,218          559,842          413,900           87,176       16,632,961        2,625,609        1,799,128          192,356
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

   2,540,411          581,011          331,194           92,494       17,560,410        2,610,677        1,822,685          192,365


     581,011                0           92,494                0        2,610,677                0          192,365                0
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

$  3,121,422     $    581,011     $    423,688     $     92,494     $ 20,171,087     $  2,610,677     $  2,015,050     $    192,365
============     ============     ============     ============     ============     ============     ============     ============



     536,631                0          127,211                0        2,435,235                0          185,093                0
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
   3,329,235          578,838          849,953          129,559       16,788,894        2,593,951        2,075,142          186,717
    (392,247)         (42,207)        (146,510)          (2,348)      (1,896,429)        (158,716)        (284,907)          (1,624)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
   3,473,619          536,631          830,654          127,211       17,327,700        2,435,235        1,975,328          185,093
============     ============     ============     ============     ============     ============     ============     ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A8

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                     SUBACCOUNTS
                                             -----------------------------------------------------------
                                                                                       PRUDENTIAL
                                                      JANUS ASPEN                      SP LARGE
                                                   GROWTH PORTFOLIO                    CAP VALUE
                                                    SERVICE SHARES                     PORTFOLIO
                                             ---------------------------     ---------------------------
                                              01/01/2002      09/24/2001      01/01/2002      09/24/2001
                                                  TO              TO              TO              TO
                                              12/31/2002      12/31/2001      12/31/2002      12/31/2001
                                             -----------     -----------     -----------     -----------
OPERATIONS
     Net Investment income (loss) .......    $    (2,347)    $      (109)    $    (2,599)    $       438
     Capital gains distributions received              0               0               0               0
     Realized gain (loss) on
       shares redeemed ..................         (6,337)              5         (45,199)            (28)
     Net change in unrealized gain (loss)
       on investments ...................        (42,020)            540        (278,166)         15,111
                                             -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS .........................        (50,704)            436        (325,964)         15,521
                                             -----------     -----------     -----------     -----------

CONTRACT OWNER TRANSACTIONS
     Contract owner net payments ........        191,317          67,834       1,507,102         338,722
     Surrenders, withdrawals, and
       death benefits ...................         (1,048)            (15)        (57,506)         (3,006)
     Net transfers between other
       subaccounts or Fixed Rate Option .         14,373               0         157,714         309,218
     Withdrawal charge ..................            (21)              0            (161)            (18)
                                             -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     CONTRACT OWNER
     TRANSACTIONS .......................        204,621          67,819       1,607,149         644,916
                                             -----------     -----------     -----------     -----------

TOTAL INCREASE (DECREASE)
     IN NET ASSETS ......................        153,917          68,255       1,281,185         660,437

NET ASSETS
     Beginning of period ................         68,255               0         660,437               0
                                             -----------     -----------     -----------     -----------

     End of period ......................    $   222,172     $    68,255     $ 1,941,622     $   660,437
                                             ===========     ===========     ===========     ===========

   Beginning units ......................        111,148               0         708,732               0
                                             -----------     -----------     -----------     -----------
   Units issued .........................        449,540         113,705       2,278,741         731,740
   Units redeemed .......................        (71,750)         (2,557)       (466,630)        (23,008)
                                             -----------     -----------     -----------     -----------
   Ending units .........................        488,938         111,148       2,520,843         708,732
                                             ===========     ===========     ===========     ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A9

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
        PRUDENTIAL                       PRUDENTIAL                      PRUDENTIAL                      PRUDENTIAL
         SP AIM                       SP MFS CAPITAL               SP STRATEGIC PARTNERS                    SP
       CORE EQUITY                     OPPORTUNITIES                  FOCUSED GROWTH                   MID CAP GROWTH
        PORTFOLIO                        PORTFOLIO                       PORTFOLIO                       PORTFOLIO
---------------------------     ---------------------------     ---------------------------     ---------------------------
 01/01/2002      09/24/2001      01/01/2002      09/24/2001      01/01/2002      09/24/2001      01/01/2002      09/24/2001
     TO              TO              TO              TO              TO              TO              TO              TO
 12/31/2002      12/31/2001      12/31/2002      12/31/2001      12/31/2002      12/31/2001      12/31/2002      12/31/2001
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

$    (5,284)    $       (63)    $    (2,324)    $      (203)    $    (4,095)    $      (267)    $    (6,455)    $      (296)
          0               0               0               0               0               0               0               0

       (745)              2         (10,733)             24          (4,308)              3         (54,200)          2,692

    (57,867)            828         (38,443)         (1,169)        (77,323)          2,584        (178,476)          7,366
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------



    (63,896)            767         (51,500)         (1,348)        (85,726)          2,320        (239,131)          9,762
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


    440,924          34,356         140,284          25,066         261,426         144,820         491,083          99,617

     (6,325)              0          (3,237)              0          (5,137)         (1,362)         (4,594)           (263)

     47,609               0          47,779          34,733          31,980          23,174         203,558          99,875
        (25)              0             (18)              0             (44)             (3)           (134)            (58)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------




    482,183          34,356         184,808          59,799         288,225         166,629         689,913         199,171
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


    418,287          35,123         133,308          58,451         202,499         168,949         450,782         208,933


     35,123               0          58,451               0         168,949               0         208,933               0
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

$   453,410     $    35,123     $   191,759     $    58,451     $   371,448     $   168,949     $   659,715     $   208,933
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

     54,977               0          77,931               0         247,664               0         265,703               0
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    858,789          54,977         360,904          80,240         533,173         250,055       1,797,324         386,054
    (87,502)              0         (55,537)         (2,309)        (54,655)         (2,391)       (460,874)       (120,351)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    826,264          54,977         383,298          77,931         726,182         247,664       1,602,153         265,703
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A10

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                      SUBACCOUNTS
                                             -----------------------------------------------------------
                                                     SP PRUDENTIAL                   PRUDENTIAL
                                                     U.S. EMERGING                     SP AIM
                                                        GROWTH                    AGGRESSIVE GROWTH
                                                       PORTFOLIO                      PORTFOLIO
                                             ---------------------------     ---------------------------
                                              01/01/2002      09/24/2001      01/01/2002      09/24/2001
                                                  TO              TO              TO              TO
                                              12/31/2002      12/31/2001      12/31/2002      12/31/2001
                                             -----------     -----------     -----------     -----------
OPERATIONS
     Net Investment income (loss) .......    $    (7,711)    $      (371)    $    (2,542)    $       (41)
     Capital gains distributions received              0               0               0               0
     Realized gain (loss) on
       shares redeemed ..................        (26,694)             20          (1,269)            (38)
     Net change in unrealized gain (loss)
       on investments ...................       (155,381)          5,716         (33,780)            137
                                             -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS .........................       (189,786)          5,365         (37,591)             58
                                             -----------     -----------     -----------     -----------

CONTRACT OWNER TRANSACTIONS
     Contract owner net payments ........        507,668         156,210         225,481          32,304
     Surrenders, withdrawals, and
       death benefits ...................        (29,229)           (213)           (436)              0
     Net transfers between other
       subaccounts or Fixed Rate Option .        262,497          49,826          27,398               0
     Withdrawal charge ..................           (127)             (3)             (4)              0
                                             -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     CONTRACT OWNER
     TRANSACTIONS .......................        740,809         205,820         252,439          32,304
                                             -----------     -----------     -----------     -----------

TOTAL INCREASE (DECREASE)
     IN NET ASSETS ......................        551,023         211,185         214,848          32,362

NET ASSETS
     Beginning of period ................        211,185               0          32,362               0
                                             -----------     -----------     -----------     -----------

     End of period ......................    $   762,208     $   211,185     $   247,210     $    32,362
                                             ===========     ===========     ===========     ===========

   Beginning units ......................        294,380               0          50,855               0
                                             -----------     -----------     -----------     -----------
   Units issued .........................      1,487,459         295,965         437,749          53,327
   Units redeemed .......................       (215,104)         (1,585)         (8,889)         (2,472)
                                             -----------     -----------     -----------     -----------
   Ending units .........................      1,566,735         294,380         479,715          50,855
                                             ===========     ===========     ===========     ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A11

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
         PRUDENTIAL                       PRUDENTIAL                      PRUDENTIAL                      PRUDENTIAL
         SP ALLIANCE                   SP CONSERVATIVE                   SP BALANCED                      SP GROWTH
         TECHNOLOGY                   ASSET ALLOCATION                ASSET ALLOCATION                 ASSET ALLOCATION
         PORTFOLIO                        PORTFOLIO                       PORTFOLIO                       PORTFOLIO
---------------------------     ---------------------------     ---------------------------     ---------------------------
 01/01/2002      09/24/2001      01/01/2002      09/24/2001      01/01/2002      09/24/2001      01/01/2002      09/24/2001
     TO              TO              TO              TO              TO              TO              TO              TO
 12/31/2002      12/31/2001      12/31/2002      12/31/2001      12/31/2002      12/31/2001      12/31/2002      12/31/2001
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

$    (2,969)    $      (411)    $   (24,900)    $     6,637     $   (33,444)    $     1,864     $   (27,936)    $     1,282
          0               0           1,196             516           1,321             403             449               0

    (40,203)             98         (30,666)             63         (35,392)            291         (26,707)           (118)

    (58,413)          6,174         (45,818)         (4,209)       (170,110)           (747)       (274,669)         (6,465)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------



   (101,585)          5,861        (100,188)          3,007        (237,625)          1,811        (328,863)         (5,301)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


     68,715          29,101       2,567,053         615,079       3,936,725          82,897       2,662,877         160,247

    (41,279)         (2,350)        (65,141)         (1,250)        (85,990)           (251)        (12,318)           (249)

      9,311         223,984         998,903          70,934         822,302         139,448         187,327         457,350
        (54)              0            (222)              0            (155)            (30)           (362)            (60)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------




     36,693         250,735       3,500,593         684,763       4,672,882         222,064       2,837,524         617,288
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


    (64,892)        256,596       3,400,405         687,770       4,435,257         223,875       2,508,661         611,987


    256,596               0         687,770               0         223,875               0         611,987               0
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

$   191,704     $   256,596     $ 4,088,175     $   687,770     $ 4,659,132     $   223,875     $ 3,120,648     $   611,987
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

    328,849               0         697,291               0         239,680               0         690,300               0
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    486,482         337,169       4,601,521         702,844       6,232,190         250,606       4,070,510         698,643
   (352,409)         (8,320)       (826,048)         (5,553)       (619,912)        (10,926)       (218,924)         (8,343)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    462,922         328,849       4,472,764         697,291       5,851,958         239,680       4,541,886         690,300
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A12

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                        SUBACCOUNTS
                                              ----------------------------------------------------------------
                                                        PRUDENTIAL                        PRUDENTIAL
                                                   SP AGGRESSIVE GROWTH                   SP JENNISON
                                                     ASSET ALLOCATION                INTERNATIONAL GROWTH
                                                       PORTFOLIO                         PORTFOLIO
                                              -----------------------------     -----------------------------
                                               01/01/2002       09/24/2001       01/01/2002       09/24/2001
                                                   TO               TO               TO               TO
                                               12/31/2002       12/31/2001       12/31/2002       12/31/2001
                                              ------------     ------------     ------------     ------------
OPERATIONS
      Net Investment income (loss) .......    $     (1,959)    $        (82)    $    (12,528)    $       (157)
      Capital gains distributions received               0                0                0                0
      Realized gain (loss) on
        shares redeemed ..................         (12,363)              (7)         624,317               40
      Net change in unrealized gain (loss)
        on investments ...................         (21,492)            (345)         (96,287)             541
                                              ------------     ------------     ------------     ------------

NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM
      OPERATIONS .........................         (35,814)            (434)         515,502              424
                                              ------------     ------------     ------------     ------------

CONTRACT OWNER TRANSACTIONS
      Contract owner net payments ........         243,574            3,651          681,055          108,487
      Surrenders, withdrawals, and
        death benefits ...................            (115)               0           (7,839)               0
      Net transfers between other
        subaccounts or Fixed Rate Option            15,775           21,569         (823,607)          12,159
      Withdrawal charge ..................             (31)             (30)            (339)               0
                                              ------------     ------------     ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM CONTRACT OWNER
      TRANSACTIONS .......................         259,203           25,190         (150,730)         120,646

TOTAL INCREASE (DECREASE)
      IN NET ASSETS ......................         223,389           24,756          364,772          121,070

NET ASSETS
      Beginning of period ................          24,756                0          121,070                0
                                              ------------     ------------     ------------     ------------

      End of period ......................    $    248,145     $     24,756     $    485,842     $    121,070
                                              ============     ============     ============     ============

  Beginning units ........................          28,420                0          221,449                0
                                              ------------     ------------     ------------     ------------
  Units issued ...........................         517,306           28,454       70,374,968          222,541
  Units redeemed .........................        (132,563)             (34)     (69,499,123)          (1,092)
                                              ------------     ------------     ------------     ------------
  Ending units ...........................         413,163           28,420        1,097,294          221,449
                                              ============     ============     ============     ============


    -----------------------------
             PRUDENTIAL
             SP DEUTSCHE
        INTERNATIONAL EQUITY
              PORTFOLIO
    -----------------------------
     01/01/2002       09/24/2001
         TO               TO
     12/31/2002       12/31/2001
    ------------     ------------

    $    (13,087)    $       (174)
               0                0

         524,174               73

         (79,840)           2,620
    ------------     ------------



         431,247            2,519
    ------------     ------------


       1,015,991          123,534

         (13,414)               0

        (856,286)          (3,572)
            (335)               0
    ------------     ------------




         145,956          119,962


         577,203          122,481


         122,481                0
    ------------     ------------

    $    699,684     $    122,481
    ============     ============

         168,981                0
    ------------     ------------
      58,654,651          180,876
     (57,661,493)         (11,895)
    ------------     ------------
       1,162,139          168,981
    ============     ============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A13

                                    NOTES TO
                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
                          THE PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                DECEMBER 31, 2002


NOTE 1: GENERAL

        Pruco Life Of New Jersey Flexible Premium Variable Annuity Account (the "Account") was established on May 20, 1996 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), which is a wholly-owned subsidiary of The Pruco Life Insurance Company of America (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Life Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life of New Jersey's other assets. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Select, Strategic Partners Advisor and Strategic Partners Plus Collectively, ("Strategic Partners"), Discovery Select and Discovery Choice variable annuity contracts are invested in the account. The Strategic Partners contract options differ based on the death benefit and other options selected by the contract owner.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or one of the non-Prudential administered funds. Investment options vary by contract. Options available to the Strategic Partners contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Equity Portfolio, Prudential Value Portfolio, Prudential Stock Index Portfolio, Prudential Global Portfolio, Prudential Jennison Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Small/Mid Cap Value Portfolio, Prudential SP INVESCO Small Company Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP MFS Capital Opportunities Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP AIM Aggressive Growth Portfolio, Prudential SP Alliance Technology Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP Jennison International Growth Portfolio, Prudential SP Deutsche International Equity Portfolio. Options available for the Strategic Partners contract which invest in a corresponding portfolio of the non-Prudential administered funds are: Janus Aspen Series Growth Portfolio-Service Shares, Evergreen EVG Capital Growth Fund, Evergreen EVG Blue Chip Fund, Evergreen EVG Foundation Fund, Evergreen EVG Global Leaders Fund, Evergreen EVG Growth Fund, Evergreen EVG Masters Fund, Evergreen EVG Omega Fund, and Evergreen EVG Small Cap Value Fund. These financial statements relate only to the subaccounts available to the Strategic Partners contract owners.

        The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

        At December 31, 2002 there were no balances pertaining to the Evergreen EVG Capital Growth Fund, Evergreen EVG Blue Chip Fund, Evergreen EVG Foundation Fund, Evergreen EVG Global Leaders Fund, Evergreen EVG Growth Fund, Evergreen EVG Masters Fund, Evergreen EVG Omega Fund, and Evergreen EVG Small Cap Value Fund.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        INVESTMENTS--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset values of the respective portfolios, which value their investment securities at fair value.

        SECURITY TRANSACTIONS--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the distribution date

NOTE 3: CHARGES AND EXPENSES

        A. Mortality Risk and Expense Risk Charges

        The mortality risk and expense risk charges are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life of New Jersey.

        B. Administration Charge

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records and providing reports to contract owners.

        CONTRACTS:                                                     MORTALITY RATE:   ADMINISTRATION RATE:
        ---------                                                      --------------    --------------------
        Strategic Partners Annuity One
               Basic                                                        1.40%                0.00%
               GMDB Annual Step Up or 5% Roll Up                            1.60%                0.00%
               GMDB with Greater of Roll Up or Step Up                      1.70%                0.00%
        Strategic Partners Annuity One Enhanced - Non Bonus Version
               Basic                                                        1.40%                0.00%
               GMDB Annual Step Up or 5% Roll Up                            1.60%                0.00%
               GMDB with Greater of Roll Up or Step Up                      1.70%                0.00%
        Strategic Partners Annuity One Enhanced - Bonus Version
               Basic                                                        1.50%                0.00%
               GMDB Annual Step Up or 5% Roll Up                            1.70%                0.00%
               GMDB with Greater of Roll Up or Step Up                      1.80%                0.00%
        Strategic Partners Plus
               Basic                                                        1.40%                0.00%
               GMDB Annual Step Up or 5% Roll Up                            1.60%                0.00%
               GMDB with Step Up and Roll Up                                1.70%                0.00%
        Strategic Partners Plus Enhanced - Non Bonus Version
               Basic                                                        1.40%                0.00%
               GMDB Annual Step Up or 5% Roll Up                            1.60%                0.00%
               GMDB with Step Up and Roll Up                                1.70%                0.00%
        Strategic Partners Plus Enhanced - Bonus Version
               Basic                                                        1.50%                0.00%
               GMDB Annual Step Up or 5% Roll Up                            1.70%                0.00%
               GMDB with Step Up and Roll Up                                1.80%                0.00%
        Strategic Partners Select GMDB with Step Up and Roll Up             1.52%                0.00%
        Strategic Partners Advisor
               Basic                                                        1.40%                0.00%
               GMDB with Step Up and Roll Up                                1.65%                0.00%
        Strategic Partners FlexElite
               Basic                                                        1.60%                0.00%
               GMDB Annual Step Up or 5% Roll Up                            1.80%                0.00%
               GMDB with Greater of Roll Up or Step UP                      1.90%                0.00%
        Discovery Select Variable Annuity                                   1.25%                0.15%
        Discovery Choice
               Basic                                                        1.35%                0.00%
               Enhanced                                                     1.65%                0.00%

        C. Withdrawal Charges

        A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life of New Jersey for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn.

NOTE 4: TAXES

        Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life of New Jersey management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Series Fund and the non-Prudential administered Funds for the year ended December 31, 2002 were as follows:

                                                                            PURCHASES             SALES
                                                                         -------------      ---------------
        Prudential Money Market Portfolio .............................. $ 171,400,631      $ (171,686,149)
        Prudential Equity Portfolio .................................... $   1,498,505      $   (7,499,445)
        Prudential Value Portfolio ..................................... $   1,775,538      $   (6,978,479)
        Prudential Stock Index Portfolio ............................... $   3,859,104      $  (10,100,544)
        Prudential Global Portfolio .................................... $  10,691,549      $  (11,538,107)
        Prudential Jennison Portfolio .................................. $   5,439,400      $  (13,182,917)
        Prudential SP Alliance Large Cap Growth Portfolio .............. $     629,071      $      (80,253)
        Prudential SP Davis Value Portfolio ............................ $   2,778,552      $     (188,148)
        Prudential SP Small/Mid Cap Value Portfolio .................... $   3,393,958      $     (384,499)
        Prudential SP INVESCO Small Company Growth Portfolio ........... $     490,654      $      (80,491)
        Prudential SP PIMCO Total Return Portfolio ..................... $  18,596,849      $   (2,119,942)
        Prudential SP PIMCO High Yield Portfolio ....................... $   2,066,475      $     (284,085)
        Janus Aspen Growth Portfolio Service Shares .................... $     237,652      $      (35,378)
        Prudential SP Large Cap Value Portfolio ........................ $   1,983,958      $     (399,811)
        Prudential SP AIM Core Equity Portfolio ........................ $     539,334      $      (62,435)
        Prudential SP MFS Capital Opportunities Portfolio .............. $     219,347      $      (36,864)
        Prudential SP Strategic Partners Focused Growth Portfolio ...... $     327,142      $      (43,012)
        Prudential SP Mid Cap Growth Portfolio ......................... $     938,998      $     (255,541)
        SP Prudential U.S. Emerging Growth Portfolio ................... $     856,551      $     (123,452)
        Prudential SP AIM Aggressive Growth Portfolio .................. $     256,976      $       (7,080)
        Prudential SP Alliance Technology Portfolio .................... $     239,174      $     (205,450)
        Prudential SP Conservative Asset Allocation Portfolio .......... $   4,260,706      $     (790,098)
        Prudential SP Balanced Asset Allocation Portfolio .............. $   5,173,487      $     (534,049)
        Prudential SP Growth Asset Allocation Portfolio ................ $   2,992,947      $     (183,359)
        Prudential SP Aggressive Growth Asset Allocation Portfolio ..... $     334,682      $      (77,439)
        Prudential SP Jennison International Growth Portfolio .......... $  47,410,608      $  (47,573,866)
        Prudential SP Deutsche International Equity Portfolio .......... $  46,969,882      $  (46,837,013)

NOTE 6: RELATED PARTY TRANSACTIONS

        Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund and the non-Prudential administered funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

        The Series Fund has a management agreement with Prudential Investment LLC ("PI"), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

                                      A16

        The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

        PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

        Prudential Mutual Fund Services LLC, an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent.

NOTE 7: FINANCIAL HIGHLIGHTS

        The Pruco Life of New Jersey sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life of New Jersey and funded by the Account have the lowest and highest total return. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest return. The summary may not reflect the minimum and maximum contract charges offered by the Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options as discussed in note 3.

                                                                            AT DECEMBER 31, 2002
                                                                -------------------------------------------
                                                                 UNITS         UNIT VALUE        NET ASSETS
                                                                (000'S)     LOWEST - HIGHEST       (000'S)
                                                                ------     ------------------    ----------
Prudential Money Market Portfolio ............................  34,850    $1.00991 To $1.25977    $ 41,500
Prudential Equity Portfolio ..................................  29,120    $0.72737 To $1.21384    $ 35,149
Prudential Value Portfolio ...................................  20,406    $0.79168 To $1.50369    $ 30,173
Prudential Stock Index Portfolio .............................  35,111    $0.60378 To $1.33841    $ 44,387
Prudential Global Portfolio ..................................   7,196    $0.52344 To $1.10749    $  7,433
Prudential Jennison Portfolio ................................  37,205    $0.44585 To $1.25897    $ 43,711
Prudential SP Alliance Large Cap Growth Portfolio ............   1,062    $0.48575 To $0.59753    $    531
Prudential SP Davis Value Portfolio ..........................   3,812    $0.74041 To $0.76511    $  2,838
Prudential SP Small/Mid Cap Value Portfolio ..................   3,474    $0.84333 To $0.95217    $  3,121
Prudential SP INVESCO Small Company Growth Portfolio .........     831    $0.46689 To $0.63795    $    424
Prudential SP PIMCO Total Return Portfolio ...................  17,328    $1.11848 To $1.21092    $ 20,171
Prudential SP PIMCO High Yield Portfolio .....................   1,975    $0.99726 To $1.02813    $  2,015
Janus Aspen Growth Portfolio Service Shares ..................     489    $0.44250 To $0.56521    $    222
Prudential SP Large Cap Value Portfolio ......................   2,521    $0.75888 To $0.77601    $  1,942
Prudential SP AIM Core Equity Portfolio ......................     826    $0.53285 To $0.70328    $    453
Prudential SP MFS Capital Opportunity Portfolio ..............     383    $0.48353 To $0.57009    $    192
Prudential SP Strategic Partners Focused Growth Portfolio ....     726    $0.48552 To $0.63237    $    371
Prudential SP Mid Cap Growth Portfolio .......................   1,602    $0.40007 To $0.43161    $    660
SP Prudential U.S. Emerging Growth Portfolio .................   1,567    $0.45191 To $0.58614    $    762
Prudential SP AIM Aggressive Growth Portfolio ................     480    $0.49487 To $0.68075    $    247
Prudential SP Alliance Technology Portfolio ..................     463    $0.32356 To $0.47029    $    192
Prudential SP Conservative Asset Allocation Portfolio ........   4,473    $0.91013 To $0.91698    $  4,088
Prudential SP Balanced Asset Allocation Portfolio ............   5,852    $0.78925 To $0.82711    $  4,659
Prudential SP Growth Asset Allocation Portfolio ..............   4,542    $0.67156 To $0.74221    $  3,121
Prudential SP Aggressive Growth Asset Allocation Portfolio ...     413    $0.57468 To $0.66861    $    248
Prudential SP Jennison International Growth Portfolio ........   1,097    $0.40856 To $0.57153    $    486
Prudential SP Deutsche International Equity Portfolio ........   1,162    $0.59035 To $0.69085    $    700


           FOR THE YEAR ENDED DECEMBER 31, 2002
  -------------------------------------------------------
   INVESTMENT       EXPENSE RATIO         TOTAL RETURN
  INCOME RATIO*  LOWEST - HIGHEST**    LOWEST - HIGHEST***
  ------------    ----------------      ----------------
      1.51%        1.35% To 1.65%        -0.12% To 0.17%
      0.84%        1.35% To 1.65%      -23.60% To -23.38%
      1.32%        1.35% To 1.65%      -23.24% To -23.00%
      1.22%        1.35% To 1.65%      -23.45% To -23.23%
      1.06%        1.35% To 1.65%      -26.36% To -26.15%
      0.20%        1.35% To 1.65%      -32.08% To -31.87%
      0.00%        1.40% To 1.65%      -32.31% To -32.14%
      0.01%        1.40% To 1.65%      -17.07% To -16.86%
      0.72%        1.35% To 1.65%      -15.77% To -15.52%
      0.00%        1.35% To 1.65%      -31.40% To -31.19%
      3.20%        1.35% To 1.65%        7.61% To 7.93%
      8.92%        1.40% To 1.65%       -1.49% To -1.24%
      0.00%        1.40% To 1.60%      -27.87% To -27.72%
      1.32%        1.35% To 1.65%      -17.73% To -17.49%
      0.00%        1.40% To 1.65%      -16.58% To -16.38%
      0.00%        1.40% To 1.60%      -29.80% To -29.66%
      0.00%        1.35% To 1.65%      -26.47% To -26.26%
      0.00%        1.40% To 1.65%      -47.19% To -47.07%
      0.00%        1.35% To 1.65%      -33.19% To -32.98%
      0.00%        1.40% To 1.65%      -22.24% To -22.05%
      0.00%        1.40% To 1.60%      -42.25% To -42.15%
      0.25%        1.40% To 1.65%       -7.41% To -7.17%
      0.00%        1.40% To 1.65%      -13.12% To -12.90%
      0.00%        1.40% To 1.65%      -18.61% To -18.40%
      0.00%        1.40% To 1.60%      -23.39% To -23.24%
      0.00%        1.35% To 1.65%      -23.82% To -23.60%
      0.00%        1.40% To 1.65%      -18.52% To -18.31%


                                      A17

                                                                            AT DECEMBER 31, 2001
                                                                -------------------------------------------
                                                                 UNITS         UNIT VALUE        NET ASSETS
                                                                (000'S)     LOWEST - HIGHEST       (000'S)
                                                                ------      ----------------     ----------
Prudential Money Market Portfolio ............................  33,083     $1.03811 To $1.2582    $ 41,173
Prudential Equity Portfolio ..................................  33,168     $0.95205 To $1.5849    $ 52,498
Prudential Value Portfolio ...................................  23,035    $1.18037 To $1.95415    $ 44,924
Prudential Stock Index Portfolio .............................  37,409    $0.78853 To $1.74431    $ 64,576
Prudential Global Portfolio ..................................   7,450    $0.71047 To $1.50029    $ 10,995
Prudential Jennison Portfolio ................................  40,244    $0.65613 To $1.84898    $ 73,288
Prudential SP Alliance Large Cap Growth Portfolio**** ........     153    $0.71726 To $0.71906    $    110
Prudential SP Davis Value Portfolio**** ......................     642    $0.89231 To $0.89451    $    574
Prudential SP Small/Mid Cap Value Portfolio**** ..............     537    $1.00124 To $1.12776    $    581
Prudential SP INVESCO Small Company Growth Portfolio**** .....     127    $0.68010 To $0.92713    $     92
Prudential SP PIMCO Total Return Portfolio**** ...............   2,435    $1.03942 To $1.12247    $  2,611
Prudential SP PIMCO High Yield Portfolio**** .................     185    $1.03861 To $1.04100    $    193
Janus Aspen Growth Portfolio Service Shares**** ..............     111    $0.61352 To $0.61510    $     68
Prudential SP Large Cap Value Portfolio**** ..................     709    $0.92241 To $0.94081    $    660
Prudential SP AIM Core Equity Portfolio Portfolio**** ........      55    $0.63843 To $0.64005    $     35
Prudential SP MFS Capital Opportunities Portfolio**** ........      78    $0.68879 To $0.81059    $     59
Prudential SP Strategic Partners Focused Growth Portfolio****      248    $0.66006 To $0.85751    $    169
Prudential SP Mid Cap Growth Portfolio**** ...................     266    $0.75748 To $0.81538    $    209
SP Prudential U.S. Emerging Growth Portfolio**** .............     294    $0.67599 To $0.87454    $    211
Prudential SP AIM Aggressive Growth Portfolio**** ............      51    $0.63604 To $0.63765    $     32
Prudential SP Alliance Technology Portfolio ..................     329    $0.56029 To $0.81297    $    257
Prudential SP Conservative Asset Allocation Portfolio ........     697    $0.98456 To $0.98804    $    688
Prudential SP Balanced Asset Allocation Portfolio ............     240    $0.90789 To $0.94964    $    224
Prudential SP Growth Asset Allocation Portfolio ..............     690    $0.82464 To $0.90965    $    612
Prudential SP Aggressive Growth Asset Allocation Portfolio ...      28    $0.87107 To $0.87107    $     25
Prudential SP Jennison International Growth Portfolio ........     221    $0.53612 To $0.74810    $    121
Prudential SP Deutsche International Equity Portfolio ........     169    $0.72410 To $0.72585    $    122

            FOR THE YEAR ENDED DECEMBER 31, 2001
  -------------------------------------------------------
   INVESTMENT       EXPENSE RATIO         TOTAL RETURN
  INCOME RATIO*  LOWEST - HIGHEST**    LOWEST - HIGHEST***
  ------------    ----------------      ----------------

      3.87%        1.35% To 1.65%        2.42% To 2.72%
      0.82%        1.35% To 1.65%      -12.62% To -12.35%
      1.56%        1.35% To 1.65%       -3.65% To -3.37%
      0.99%        1.35% To 1.65%      -13.46% To -13.21%
      0.34%        1.35% To 1.65%      -18.95% To -18.71%
      0.17%        1.35% To 1.65%      -19.57% To -19.34%
      0.00%        1.40% To 1.65%       17.98% To 18.04%
      1.08%        1.40% To 1.60%       15.24% To 15.31%
      1.13%        1.40% To 1.65%       19.35% To 19.43%
      0.00%        1.35% To 1.70%       24.74% To 24.83%
      3.41%        1.35% To 1.65%        -0.04% To 0.04%
     18.50%        1.40% To 1.60%        3.69% To 3.75%
      0.07%        1.40% To 1.60%       15.67% To 15.73%
      1.47%        1.35% To 1.70%       11.55% To 11.63%
      0.00%        1.40% To 1.60%       18.08% To 18.14%
      0.24%        1.40% To 1.60%       19.03% To 19.09%
      0.00%        1.35% To 1.70%       16.55% To 16.63%
      0.00%        1.40% To 1.60%       25.62% To 25.69%
      0.00%        1.35% To 1.60%       21.65% To 21.73%
      0.00%        1.40% To 1.60%       16.44% To 16.50%
      0.00%        1.40% To 1.60%       29.23% To 29.30%
      9.86%        1.40% To 1.60%        7.67% To 7.73%
      3.80%        1.40% To 1.60%       10.55% To 10.62%
      1.48%        1.40% To 1.60%       13.44% To 13.50%
      0.35%        1.40% To 1.40%       16.29% To 16.29%
      0.00%        1.35% To 1.60%       11.44% To 11.51%
      0.00%        1.40% To 1.60%       11.93% To 11.98%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2002 and 2001, or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during 2002 were excluded from the range of total return.

****Became available September 24, 2001



                                      A18

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Contract Owners of the
Strategic Partners Subaccounts of
Pruco Life of New Jersey Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company of New Jersey


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material aspects, the financial position of the subaccount, as listed in Note 1 to such financial statements, of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account at December 31, 2002, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Pruco Life Insurance Company of New Jersey; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2002 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
March 14, 2003


                                      A19

                   CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO

                      LIFE INSURANCE COMPANY OF NEW JERSEY

Pruco Life Insurance Company of New Jersey

Statements of Financial Position
December 31, 2002 and 2001 (in thousands)

----------------------------------------------------------------------------------------

                                                                2002            2001
                                                             -----------     -----------
ASSETS
Fixed maturities available for sale, at fair value
   (amortized cost, 2002: $525,866; and 2001: $478,996)       $  553,901       $ 490,734
Policy loans                                                     158,431         158,754
Short-term investments                                            30,158          32,983
Other long-term investments                                        3,561           2,614
                                                             -----------     -----------
   Total investments                                             746,051         685,085
Cash and cash equivalents                                         61,482          58,212
Deferred policy acquisition costs                                137,053         118,975
Accrued investment income                                         11,291          10,399
Receivables from affiliates                                       24,686          17,270
Other assets                                                      11,644           3,919
Separate account assets                                        1,590,335       1,631,113
                                                             -----------     -----------
TOTAL ASSETS                                                 $ 2,582,542     $ 2,524,973
                                                             ===========     ===========

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                               $  529,333       $ 457,172
Future policy benefits and other policyholder liabilities        134,208         119,400
Cash collateral for loaned securities                             25,035          36,092
Securities sold under agreements to repurchase                    31,713          18,514
Income taxes payable                                              33,646          36,012
Other liabilities                                                  9,562          19,298
Separate account liabilities                                   1,590,335       1,631,113
                                                             -----------     -----------
Total liabilities                                              2,353,832       2,317,601
                                                             -----------     -----------

Contingencies - (See Footnote 11)

Stockholder's Equity
Common stock, $5 par value;
   400,000 shares authorized;
   issued and outstanding at
   December 31, 2002 and 2001                                      2,000           2,000
Paid-in-capital                                                  128,689         128,689
Retained earnings                                                 88,326          72,959
Accumulated other comprehensive income                             9,695           3,724
                                                             -----------     -----------
Total stockholder's equity                                       228,710         207,372
                                                             -----------     -----------
TOTAL LIABILITIES AND
    STOCKHOLDER'S EQUITY                                     $ 2,582,542     $ 2,524,973
                                                             ===========     ===========

                        See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Operations and Comprehensive Income
Years Ended December 31, 2002, 2001 and 2000 (in thousands)

-----------------------------------------------------------------------------------------------------

                                                           2002             2001              2000
                                                         ---------        ---------         ---------
REVENUES

Premiums                                                 $  28,321        $  16,284         $   5,717
Policy charges and fee income                               70,444           49,808            55,231
Net investment income                                       44,812           55,981            54,524
Realized investment losses, net                            (14,204)          (9,630)           (1,045)
Asset management fees                                        1,264              613             8,467
Other income                                                 1,709              646               331
                                                         ---------        ---------         ---------
Total revenues                                             132,346          113,702           123,225
                                                         ---------        ---------         ---------

BENEFITS AND EXPENSES

Policyholders' benefits                                     45,543           33,148            28,201
Interest credited to policyholders' account balances        20,449           20,503            19,326
General, administrative and other expenses                  56,145           37,954            39,415
                                                         ---------        ---------         ---------
Total benefits and expenses                                122,137           91,605            86,942
                                                         ---------        ---------         ---------
Income from operations before income taxes                  10,209           22,097            36,283
                                                         ---------        ---------         ---------

Income taxes:
Current                                                     (8,717)          (3,603)           15,365
Deferred                                                     3,558           10,107            (2,666)
                                                         ---------        ---------         ---------
Income tax (benefit) expense                                (5,159)           6,504            12,699
                                                         ---------        ---------         ---------

NET INCOME                                                  15,368           15,593            23,584

Other comprehensive income, net of tax:

    Unrealized gains on securities, net of
    reclassification adjustment                              5,971            4,487             5,325
                                                         ---------        ---------         ---------
TOTAL COMPREHENSIVE INCOME                               $  21,339        $  20,080         $  28,909
                                                         =========        =========         =========

                        See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of  Stockholder's Equity
Years Ended December 31, 2002, 2001 and 2000 (in thousands)

--------------------------------------------------------------------------------------------------------

                                                                             Accumulated
                                                                                other          Total
                                    Common     Paid - in -      Retained    comprehensive  stockholder's
                                    stock        capital        earnings    income (loss)      equity
                                    ------     -----------      --------    -------------  -------------
Balance, January 1, 2000           $  2,000     $ 125,000       $ 230,057    $   (6,088)     $ 350,969

   Net income                             -             -          23,584             -         23,584
   Contribution                           -         3,689               -             -          3,689
   Change in net unrealized
   investment losses, net of
   reclassification and taxes             -             -               -         5,325          5,325
                                   --------     ---------       ---------    ----------      ---------
Balance, December 31, 2000            2,000       128,689         253,641          (763)       383,567

   Net income                             -             -          15,593             -         15,593
   Dividend to parent                     -             -        (186,000)            -       (186,000)
   Policy credits issued to
   eligible policyholders                 -             -        (10,275)             -        (10,275)
   Change in net unrealized
   investment losses, net of
   reclassification and taxes             -             -               -         4,487          4,487
                                   --------     ---------       ---------    ----------      ---------
Balance, December 31, 2001            2,000       128,689          72,959         3,724        207,372

   Net income                             -             -          15,368             -         15,368
   Adjustments to policy
   credits issued to eligible
   policyholders                          -             -              (1)            -             (1)
   Change in net unrealized
   investment gains, net of
   reclassification and taxes             -             -               -         5,971          5,971
                                   --------     ---------       ---------    ----------      ---------
Balance, December 31, 2002         $  2,000     $ 128,689       $  88,326    $    9,695      $ 228,710
                                   ========     =========       =========    ==========      =========

                        See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Cash Flows
Years Ended December 31, 2002, 2001 and 2000 (in thousands)

------------------------------------------------------------------------------------------------------------------

                                                                             2002           2001           2000
                                                                          ----------     ---------       ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                             $   15,368     $  15,593       $  23,584
   Adjustments to reconcile net income to net cash from (used in)
      operating activities:
      Policy charges and fee income                                          (12,057)       (9,906)         (9,881)
      Interest credited to policyholders' account balances                    20,449        20,503          19,326
      Realized investment losses, net                                         14,204         9,630           1,045
      Amortization and other non-cash items                                   (7,651)      (10,883)         (9,254)
      Change in:
        Future policy benefits and other policyholders'                       14,808        11,182           3,468
        liabilities
        Accrued investment income                                               (892)        3,382          (1,289)
        Policy loans                                                             323        (6,643)         (8,296)
        Receivable from affiliates                                            (7,416)        4,995          (2,345)
        Deferred policy acquisition costs                                    (18,078)       (2,322)         12,531
        Income taxes payable                                                  (2,366)        6,099           2,084
        Other, net                                                            (8,341)       (2,244)          1,869
                                                                          ----------     ---------       ---------
Cash flows from operating activities                                           8,351        39,386          32,842
                                                                          ----------     ---------       ---------
CASH FLOWS USED IN INVESTING ACTIVITIES:
   Proceeds from the sale/maturity of:
      Fixed maturities:
        Available for sale                                                   271,401       552,931         396,117
   Payments for the purchase of:
      Fixed maturities:
        Available for sale                                                  (331,512)     (577,097)       (411,579)
   Other long term investments, net                                           (2,458)          963          (1,058)
   Cash collateral for loaned securities, net                                (11,057)      (12,217)         30,409
   Securities sold under agreements to repurchase, net                        13,199         8,760           9,754
   Short term investments, net                                                 2,822        (4,224)        (28,756)
                                                                          ----------     ---------       ---------
Cash flows used in investing activities                                      (57,605)      (30,884)         (5,113)
                                                                          ----------     ---------       ---------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
   Policyholders' account balances:
      Deposits                                                               135,163        87,261         170,978
      Withdrawals                                                            (73,518)      (76,288)       (161,060)
     Cash dividend paid to parent                                                  -       (26,500)              -
     Cash payments to eligible policyholders                                  (9,121)            -               -
                                                                          ----------     ---------       ---------
Cash flows from (used in) financing activities                                52,524       (15,527)          9,918
                                                                          ----------     ---------       ---------

Net increase (decrease) in cash and cash equivalents                           3,270        (7,025)         37,647
Cash and cash equivalents, beginning of year                                  58,212        65,237          27,590
                                                                          ----------     ---------       ---------
CASH AND CASH EQUIVALENTS, END OF YEAR                                    $   61,482     $  58,212       $  65,237
                                                                          ==========     =========       =========

SUPPLEMENTAL CASH FLOW INFORMATION
    Income taxes paid                                                     $      565     $   2,930       $  13,421
                                                                          ----------     ---------       ---------
NON-CASH TRANSACTIONS DURING THE YEAR
   Dividend paid with fixed maturities                                    $        -     $ 159,500       $       -
                                                                          ----------     ---------       ---------
   Policy credits issued to eligible policyholders                        $        -     $  10,275       $       -
                                                                          ----------     ---------       ---------
   Contribution from parent                                               $        -     $       -       $   3,689
                                                                          ----------     ---------       ---------

                     See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS

Pruco Life Insurance Company of New Jersey ("the Company") is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. The Company is licensed to sell interest-sensitive individual life insurance, variable life insurance, term insurance, variable annuities, and fixed annuities ("the Contracts") only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company organized in 1971 under the laws of the state of Arizona. Pruco Life, in turn, is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential Insurance"), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 ("the date of demutualization") Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). The demutualization was completed in accordance with Prudential Insurance's Plan of Reorganization, which was approved by the Commissioner of the New Jersey Department of Banking and Insurance in October 2001.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products and individual annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in Footnote 12. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments
Fixed maturities classified as "available for sale" are carried at estimated fair value. The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. See the discussion below on realized gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in "Accumulated other comprehensive income (loss)", net of income taxes.

Policy loans are carried at unpaid principal balances.

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short term, approximates fair value.

Other long-term investments consist of the Company's investments in the Company's own separate accounts, which are carried at estimated fair value.

Realized investment losses, net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in "Realized investment losses, net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following:
(1) whether the decline is substantial; (2) the duration (generally greater than six months); (3) the reasons for the decline in value (credit event, interest related or market fluctuation); (4) the Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (5) the financial condition of and near-term prospects of the issuer.

Cash and cash equivalents
Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Policy Acquisition Costs
The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive (loss) income."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized DAC is reflected in "General, administrative and other expenses" in the period such estimated gross profits are revised. DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

Securities loaned
Securities loaned are treated as collateralized financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as collateralized financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate account assets and liabilities
Separate account assets and liabilities are reported at estimated fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Statements of Operations and comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

Separate accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life of New Jersey Modified Guaranteed Annuity Account. The Pruco Life of New Jersey Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life of New Jersey Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Contingencies
Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Other assets and other liabilities
Other assets consist primarily of prepaid expenses, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, demutualization consideration not yet paid to policyholders, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Insurance Revenue and Expense Recognition
Premiums from insurance policies, excluding interest-sensitive life contracts, are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. To the extent the guaranteed minimum death benefit exceeds the current account value at the time of death, the Company incurs a cost that is recorded as "Policyholders' benefits" for the period in which death occurs.

Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances." Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset management fees
Through December 31, 2000, the Company received asset management fee income from policyholder account balances invested in The Prudential Series Funds ("PSF"), which are a portfolio of mutual fund investments related to the Company's separate account products (refer to Note 13). In addition, the Company receives fees from policyholder account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income as earned.

Derivative Financial Instruments
The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" as amended, on January 1, 2001. Except as noted below, the adoption of this statement did not have a material impact on the results of operations of the Company.

Upon its adoption of FAS 133, the Company reclassified "held to maturity" securities with a fair value of approximately $7.3 million to "available for sale" as permitted by the new standard. This reclassification resulted in unrealized gains of $0.2 million, net of tax, which were recorded in "Accumulated Other Comprehensive income (loss)."

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Futures are the only derivative financial instruments used by the Company. Derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Derivatives are used to manage the characteristics of the Company's asset/liability mix, and to manage the interest rate and currency characteristics of invested assets. Additionally, derivatives are used to seek to reduce exposure to interest rates and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency or cash flow hedge ("foreign currency" hedge),
(4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. As of December 31, 2002, none of the Company's derivatives qualify for hedge accounting treatment.

If a derivative does not qualify for hedge accounting, it is recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position. Changes in fair value are included in "Realized investment losses net" without considering changes in fair value of the hedged assets or liabilities.

Income Taxes
The Company is a member of the consolidated federal income tax return of Prudential Financial and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements
In June 2001, the Financial Accounting Standards Board (the "FASB") issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All intangible assets shall be tested for impairment in accordance with the statement. As of December 31, 2002, the Company does not have any goodwill or intangible assets.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when a liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company's commitment to a restructuring plan. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. Accordingly, the Company will adopt this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued Interpretation ("FIN") No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees upon issuance. FIN No. 45 is applicable to guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation's guidance did not have a material effect on the Company's financial position. The Company did not have any guarantees to disclose in accordance with the disclosure requirements of the Interpretation.

In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities." FIN No. 46 addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses or the right to receive the entity's expected residual returns); or (2) lacks sufficient equity to finance its own activities without financial support provided by other parties, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if it stands to absorb a majority of the VIE's expected losses or residual returns. The Company adopted the Interpretation for relationships with VIEs that began on or after February 1, 2003. For VIEs with which an entity became involved in prior to February 1, 2003, the consolidation guidance is required to be implemented by July 1, 2003. Accordingly, the Company is in the process of determining whether it will need to consolidate previously unconsolidated VIEs or to deconsolidate previously consolidated VIEs.

Reclassifications
Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS

Fixed Maturities
The following tables provide additional information relating to fixed maturities as of December 31:

                                                                                    2002
                                                            -------------------------------------------------------
                                                                             Gross           Gross        Estimated
                                                            Amortized      unrealized     unrealized         fair
                                                              cost           gains          losses          value
                                                            ---------      ----------     -----------     ---------
                                                                                (in thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
U.S. Government corporations and agencies                    $ 42,149       $  1,222        $      -       $ 43,371

Foreign government bonds                                        4,027            280               -          4,307

Corporate securities                                          464,235         29,148           2,957        490,426

Mortgage-backed securities                                     15,455            342               -         15,797
                                                             --------       --------        --------      ---------

Total fixed maturities available for sale                    $525,866       $ 30,992        $  2,957      $ 553,901
                                                             ========       ========        ========      =========

                                                                                    2001
                                                            -------------------------------------------------------
                                                                             Gross           Gross        Estimated
                                                            Amortized      unrealized     unrealized         fair
                                                              cost           gains          losses          value
                                                            ---------      ----------     -----------     ---------
                                                                                (in thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
U.S. Government corporations and agencies                    $ 19,136       $    241        $     99      $  19,278

Foreign government bonds                                        4,029            259               -          4,288

Corporate securities                                          455,150         15,772           4,431        466,491

Mortgage-backed securities                                        681              -               4            677
                                                             --------       --------        --------      ---------

Total fixed maturities available for sale                    $478,996       $ 16,272        $  4,534      $ 490,734
                                                             ========       ========        ========      =========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2002, is shown below:

                                                   Available for Sale
                                           -----------------------------------
                                              Amortized      Estimated fair
                                                cost              value
                                           -----------------------------------
                                                     (in thousands)

Due in one year or less                        $  43,397         $   43,902

Due after one year through five years            225,800            238,111

Due after five years through ten years           199,495            212,196

Due after ten years                               41,719             43,895

Mortgage-backed securities                        15,455             15,797
                                               ---------         ----------

Total                                          $ 525,866         $  553,901
                                               =========         ==========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2002, 2001, and 2000 were $262.4 million, $552.4 million, and $354.4 million, respectively. Gross gains of $4.9 million, $10.1 million, and $2.2 million, and gross losses of $8.5 million, $10.1 million, and $5.2 million were realized on those sales during 2002, 2001, and 2000, respectively. Proceeds from maturities of fixed maturities available for sale during 2002, 2001, and 2000 were $9.0 million, $0.5 million, and $41.7 million, respectively.

Due to the adoption of FAS 133, "Accounting for Derivative Instruments and Hedging Activities", on January 1, 2001, the entire portfolio of fixed maturities classified as held to maturity were transferred to the available for sale category. During the year ended December 31, 2000, there were no securities classified as held to maturity that were sold.

Writedowns for impairments that were deemed to be other than temporary for fixed maturities were $9.0 million, $7.8 million and $1.3 million for the years 2002, 2001 and 2000, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                2002        2001          2000
                                              --------    --------      -------
                                                       (in thousands)

Fixed maturities                              $ 35,078    $  46,813    $ 43,972
Policy loans                                     8,715       8,647        8,053
Short-term investments and cash equivalents      1,852       4,496        5,126
Other                                              932        (418)       1,300
                                              --------    --------      -------
Gross investment income                         46,577      59,538       58,451
Less investment expenses                        (1,765)     (3,557)      (3,927)
                                              --------    --------      -------
Net investment income                         $ 44,812    $ 55,981     $ 54,524
                                              ========    ========     ========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Realized investment losses, net, including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                           2002           2001        2000
                                         --------       --------    -------
                                                     (in thousands)

Fixed maturities                         $  (12,690)   $ (7,807)   $  (4,324)
Derivatives                                  (1,513)     (1,823)       2,924
Other                                            (1)          -          355
                                         ----------    --------    ---------
Realized investment losses, net          $  (14,204)   $ (9,630)   $  (1,045)
                                         ==========    ========    =========


Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2002 and 2001, the carrying values of fixed maturities available for sale pledged to third parties as reported in the Statements of Financial Position were $56.6 million and $54.8 million, respectively.

Fixed maturities of $0.5 million at December 31, 2002 and 2001 were on deposit with governmental authorities or trustees as required by certain insurance laws.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains on fixed maturities available for sale are included in the Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "net income" for a period that also had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                                              Accumulated other
                                                                                                                comprehensive
                                                                                                                income (loss)
                                                                    Deferred                    Deferred       related to net
                                                    Unrealized       policy    Policyholders'  income tax        unrealized
                                                  gains (losses)  acquisition     account      (liability)       investment
                                                  on investments     costs        balances       benefit       gains (losses)
                                                  --------------  -----------  --------------  -----------    -----------------
                                                                               (in thousands)
Balance, December 31, 1999                         $  (18,951)     $  11,136     $  (1,512)    $   3,239         $  (6,088)

   Net investment gains on investments
    arising during the period                          12,620              -             -        (4,454)            8,166

   Reclassification adjustment for losses
    included in net income                              4,324              -             -        (1,526)            2,798

   Impact of net unrealized investment
    gains on deferred policy acquisition costs              -        (10,161)            -         3,658            (6,503)

   Impact of net unrealized investment
    gains on policyholders' account balances                -              -         1,350          (486)              864
                                                   ----------      ---------      --------     ---------         ---------
Balance, December 31, 2000                             (2,007)           975          (162)          431              (763)

   Net investment gains on investments
    arising during the period                           5,938              -             -        (2,138)            3,800

   Reclassification adjustment for losses
    included in net income                              7,807              -             -        (2,810)            4,997

   Impact of net unrealized investment
    gains on deferred policy acquisition costs              -         (8,109)            -         2,919            (5,190)

   Impact of net unrealized investment
    gains  on policyholders' account balances               -              -         1,376          (496)              880
                                                   ----------      ---------      --------     ---------         ---------

Balance, December 31, 2001                             11,738         (7,134)        1,214        (2,094)            3,724
   Net investment gains on investments
    arising during the period                           3,607              -             -        (1,299)            2,308

   Reclassification adjustment for losses
    included in net income                             12,690              -             -        (4,568)            8,122

   Impact of net unrealized investment
    gains on deferred policy acquisition costs              -         (9,128)            -         3,286            (5,842)

   Impact of net unrealized investment
    gains on policyholders' account balances                -              -         2,161          (778)            1,383
                                                   ----------      ---------      --------     ---------         ---------
Balance, December 31, 2002                         $   28,035      $(16,262)     $   3,375     $  (5,453)        $   9,695
                                                   ==========      =========     =========     =========         =========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

4. DEFERRED POLICY ACQUISITION COSTS

The balance of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

                                                                 2002              2001              2000
                                                               -------            ------            ------
                                                                               (in thousands)
Balance, beginning of year                                    $ 118,975          $  116,653       $ 129,184
Capitalization of commissions, sales and issue expenses          51,974              25,953          10,638
Amortization
                                                                (24,768)            (15,522)        (13,008)
Change in unrealized investment (gains) losses
                                                                 (9,128)             (8,109)        (10,161)
                                                              ---------          ----------        --------
Balance, end of year                                          $ 137,053          $  118,975       $ 116,653
                                                              =========          ==========       =========

5. POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31 are as follows:

                                            2002               2001
                                           ------             ------
                                                 (in thousands)

Life insurance                            $ 129,607        $  114,698
Annuities                                     4,601             4,702
                                          ---------        ----------
Total future policy benefits              $ 134,208        $  119,400
                                          =========        ==========

Life insurance liabilities include reserves for death benefits and other policy benefits. Annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture rates, which range from 2.50% to 7.25%.

Future policy benefits for individual annuities are equal to the aggregate of 1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and 2) premium deficiency reserves. Assumptions as to mortality are based on the Company's experience when the basis of the reserve is established. The interest rates used in the determination of the individual annuities reserves range from 6.25% to 8.75%, with less than 15% of the reserves based on an interest rate in excess of 8%.

Policyholders' account balances at December 31 are as follows:

                                            2002               2001
                                           ------             ------
                                                 (in thousands)

Interest-sensitive life contracts         $ 367,832         $ 345,344
Individual annuities                        161,501           111,828
                                          ---------         ---------
Total policyholders' account balances     $ 529,333         $ 457,172
                                          =========         =========

Policyholders' account balances for interest-sensitive life and individual annuities represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges. Interest crediting rates range from 4.00% to 6.75% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 3.00% to 15.00%, with less than 1% of policyholders' account balances with interest crediting rates in excess of 8%.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

6. REINSURANCE

The Company participates in reinsurance, with Prudential Insurance and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

                                                          2002              2001             2000
                                                         ------            ------           ------
                                                                       (in thousands)
Direct premiums and policy charges and fee income       $ 104,180          $ 68,889         $ 61,412
     Reinsurance ceded                                     (5,415)           (2,797)            (464)
                                                        ---------          --------         --------
Premiums and policy charges and fee income              $  98,765          $ 66,092         $ 60,948

Policyholders' benefits ceded                           $  12,929          $    762         $    110


Reinsurance ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in "Other assets" in the Company's Statements of Financial Position, at December 31, 2002 and 2001 were $8.2 million and $2.4 million, respectively.

The gross and net amounts of life insurance in force at December 31, were as follows:

                                                          2002              2001             2000
                                                         ------            ------           ------
                                                                       (in thousands)
     Life insurance face amount in force             $ 21,119,708       $  11,071,045     $7,874,501
     Ceded to other companies                          (9,866,510)         (3,697,344)      (673,474)
                                                     ------------       -------------     ----------
     Net amount of life insurance in force           $ 11,253,198       $   7,373,701     $7,201,027
                                                     ============       =============     ==========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

7. INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:

                                               2002              2001             2000
                                              ------            ------           ------
                                                            (in thousands)
Current tax (benefit) expense:
   U.S.                                     $  (8,975)        $  (3,756)       $  15,365
   State and local                                258               153                -
                                            ---------         ---------        ---------
   Total                                       (8,717)           (3,603)          15,365
                                            ---------         ---------        ---------


Deferred tax expense (benefit):
   U.S.                                         3,918            10,019           (3,211)
   State and local                               (360)               88              545
                                            ---------         ---------        ---------
   Total                                        3,558            10,107           (2,666)
                                            ---------         ---------        ---------
Total income tax (benefit) expense          $  (5,159)        $   6,504        $  12,699
                                            =========         =========        =========

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                               2002              2001             2000
                                              ------            ------           ------
                                                            (in thousands)
Expected federal income tax expense         $   3,573         $   7,734        $  12,699
State and local income taxes                      (66)              157              354
Non taxable investment income                  (8,505)           (1,558)            (843)
Other                                            (161)              171              489
                                            ---------         ---------        ---------
Total income tax (benefit) expense          $  (5,159)        $   6,504        $  12,699
                                            =========         =========        =========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                              2002             2001
                                             ------           ------
                                                 (in thousands)
Deferred tax assets
   Insurance reserves                       $  2,124         $  7,331
   Net operating loss                          1,938               64
   Investments                                 4,180            1,061
                                            --------         --------
   Deferred tax assets                         8,242            8,456
                                            --------         --------

Deferred tax liabilities
   Deferred acquisition costs                 35,778           35,233
   Net unrealized gains on securities         10,093            4,226
   Other                                       2,189            1,899
                                            --------         --------
   Deferred tax liabilities                   48,060           41,358
                                            --------         --------

Net deferred tax liability                  $ 39,818         $ 32,902
                                            ========         ========

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2002 the Company had $4.6 million of federal and state capital loss carryforwards for tax purposes, which expire by 2007. At December 31, 2002 and 2001, the Company had state operating loss carryforwards for tax purposes of $17 million and $4 million, which expire by 2017 and 2016, respectively.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

7. INCOME TAXES (continued)

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992 as well as 1996. The Service has examined the years 1993 through 1995 and the Company is in the process of finalizing an agreement with the Service with respect to proposed adjustments for those tax years. The Service has begun its examination of 1997 through 2001. Management believes sufficient provisions have been made for potential adjustments.

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $(45.0) million, $(12.1) million, and $21.3 million for the years ended December 31, 2002, 2001, and 2000, respectively. Statutory surplus of the Company amounted to $63.8 million and $111.5 million at December 31, 2002 and 2001, respectively.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaced the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provided guidance for areas where statutory accounting had been silent and changed current statutory accounting in certain areas. The Company adopted the Codification guidance effective January 1, 2001. As a result of these changes, the Company reported an increase to statutory surplus of $7 million, primarily relating to the recognition of deferred tax assets.

The Company is subject to New Jersey law. The maximum amount of dividends, which can be paid by State of New Jersey insurance companies to shareholders without prior approval of the Insurance Commissioner, is subject to N.J.S.A.17:27A-4.c(2)(b). Based on 2002 earnings, there is no capacity to pay a dividend without prior approval in 2003.

The Company received approval from the New Jersey Commissioner of Insurance to pay an extraordinary dividend to Pruco Life in 2001 of $186 million.

9. FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimates of fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities
Estimated fair values for fixed maturities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Policy loans
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts
For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Derivative financial instruments
See note 10 for disclosure of fair value on these instruments.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

9. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                              2002                                     2001
                                               ----------------------------------    -----------------------------------
                                                     Carrying         Estimated            Carrying         Estimated
                                                      value          fair value              value         fair value
                                               ---------------- -----------------    ----------------- -----------------
                                                                            (in thousands)
Financial assets:
   Fixed maturities available for sale            $  553,901        $  553,901           $  490,734        $  490,734
   Policy loans                                      158,431           185,715              158,754           169,701
   Short-term investments                             30,158            30,158               32,983            32,983
   Cash and cash equivalents                          61,482            61,482               58,212            58,212
   Separate accounts assets                        1,590,335         1,590,335            1,631,113         1,631,113

Financial liabilities:
   Investment contracts                           $  178,086        $  178,086           $  117,694        $  117,694
   Cash collateral for loaned securities              25,035            25,035               36,092            36,092
   Securities sold under agreements
       to repurchase                                  31,713            31,713               18,514            18,514
   Separate accounts liabilities                   1,590,335         1,590,335            1,631,113         1,631,113

10. DERIVATIVE AND OFF-BALANC E SHEET CREDIT-RELATED INSTRUMENTS

Futures
Exchange-traded treasury futures are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets. As an example, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange.

Treasury futures are used to manage duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to modify existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline that selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

The notional and fair value of futures contracts was $12.4 million and $.4 million at December 31, 2002, respectively. The notional and fair value of futures contracts was $37.0 million and $.03 million at December 31, 2001, respectively.

Credit Risk
The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

11. CONTINGENCIES AND LITIGATION

Contingencies
On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Litigation
The Company and Prudential Insurance are subject to legal and regulatory actions in the ordinary course of their businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and Prudential Insurance and that are typical of the businesses in which the Company and Prudential Insurance operate. Class action and individual lawsuits involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company and Prudential Insurance have been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, the Company and Prudential Insurance have resolved those regulatory actions, its sales practices class action litigation and virtually all of the individual sales practices actions filed by policyholders who "opted out" of the sales practices class action. Prudential Insurance has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

12. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
All of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, agency distribution expenses and asset management fees.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company and Prudential Insurance operate under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance.

The Company is allocated estimated distribution expenses from Prudential Insurance's agency distribution network for both its domestic life and annuity products. The Company has capitalized certain of these distribution expenses as deferred policy acquisition costs. Beginning April 1, 2000, the Company and Prudential Insurance agreed to revise the estimate of allocated distribution expenses to reflect a market based pricing arrangement.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

12. RELATED PARTY TRANSACTIONS (Continued)

In accordance with a profit sharing agreement with Prudential Insurance that was in effect through December 31, 2000, the Company received fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues were recorded as "Asset management fees" in the Statements of Operations and Comprehensive Income. The Company was charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These expenses are a component of general, administrative and other expenses.

On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential Insurance, and has appointed another subsidiary of Prudential Insurance as the fund manager for PSF. The change was approved by the shareholders of the PSFI during early 2001 and effective January 1, 2001, the Company will no longer receives fees associated with the PSF. In addition, the Company will no longer incur the asset management expense from PGAM and Jennison associated with the PSF.

Corporate Owned Life Insurance
The Company has sold two Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance. The cash surrender value included in separate accounts was $359.6 million and $165.7 million at December 31, 2002 and December 31, 2001, respectively. The second policy was issued in December 2002 and has a cash surrender value of $180.8 million at December 31, 2002. Income earned for the year on this policy is $7.1 million consisting of $12.0 million in policy fees offset by $2.4 million in reserves and $2.5 million in DAC amortization.

Reinsurance with Affiliates
The Company currently has a reinsurance agreement in place with Prudential Insurance ("the reinsurer"). The reinsurance agreement is a yearly renewable term agreement in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Affiliated premiums ceded from these life reinsurance agreements for the periods ended December 31, 2002, 2001, and 2000 were $.5 million, $.3 million, and $0 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2002, 2001, and 2000 from these life reinsurance agreements are $7.5 million in 2002, and $0 in 2001 and 2000.

Debt Agreements
The Company and its parent, Pruco Life, have a revolving line of credit facility of up to $700 million with Prudential Funding LLC, a wholly owned subsidiary of Prudential Insurance. The total of asset-based financing and borrowing under this credit facility for the Company and its parent cannot be more than $700 million. There is no outstanding debt relating to this credit facility as of December 31, 2002 or December 31, 2001.

                        Report of Independent Accountants



To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey

In our opinion, the financial statements listed in the accompanying index present fairly, in all material aspects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America) at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

New York, New York
February 11, 2003

PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)    FINANCIAL STATEMENTS


(1) Financial Statements of the Strategic Partners Subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of December 31, 2002; the Statements of Operations for the period ended December 31, 2002; the Statements of Changes in Net Assets for the periods ended December 31, 2002 and December 31, 2001; and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement).



(2) Statements of Pruco Life of New Jersey (Depositor) consisting of the Statements of Financial Position as of December 31, 2002 and 2001; and the related Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2002, 2001 and 2000; and the Notes to the Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement).


(b)    EXHIBITS

(1) Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Note 3)

(2)    Agreements for custody of securities and similar investments--Not
       Applicable.


(3) (a) Form of Distribution Agreement between Prudential Investment Management Services, Inc. "PIMS" (Underwriter) and Pruco Life Insurance Company of New Jersey (Depositor) (Note 15)


       (b) Form of Selected Broker Agreement used by PIMS (Note 2)


(4) (a) Form of The Strategic Partners Variable Annuity Contract V-BON 2000-NY (Note 12)


       (b) Form of The Strategic Partners Variable Annuity Contract V-DCA 2000-NY (Note 12)

       (c) Form of Strategic Partners Variable Annuity Contract VBON-2000-NY Ed. 10/2002 (Note 13)

       (d) Form of Strategic Partners Variable Annuity Contract VDCA-2000-NY Ed 10/2002 (Note 13)

       (e) Endorsement ORD 112389-NY (Note 13)


       (f) Endorsement (MVA) ORD 112805-NY (Note 14)



       (g) Endorsements ORD 112898-NY and ORD 112899-NY (Note 1)




(5)    (a) Application form for the Contract. (Note 8)

       (b) Application form for the Contract - PIAG (Note 8)

       (c) Strategic Partners Annuity One Application ORD 99725 New York (Note
       13)

       (d) Strategic Partners Annuity One Application ORD 99725 New York-Third Party (Note 13)

       (e) Strategic Partners Annuity One Application ORD 99725 New York-First Union (Note 13)

(6) (a) Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended February 12, 1998. (Note 6)

       (b) By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 7)


(7) Contract of reinsurance in connection with variable annuity contract--Not Applicable.

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

       (a) Form of Fund Participation Agreement. (Note 4)

(9)    Opinion of Counsel as to legality of the securities being registered.
       (Note 1)

(10) (a) Written consent of PricewaterhouseCoopers LLP, independent accountants. (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements-- Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.


(13)   Schedule of Performance Computations. (Note 1)


(14)   Powers of Attorney.


       (a) David R. Odenath, Jr. and William J. Eckert (Note 9)

       (b) James J. Avery Jr. (Note 5)

       (c) Ronald P. Joelson (Note 10)


       (d) Vivian L. Banta, Richard J. Carbone, and Helen M. Galt.



       (e) Andrew J. Mako (to be filed by Amendment)

----------

(Note 1) Filed herewith.

(Note 2) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-4
     Registration No. 333-18117, filed April 16, 1999, on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 3) Incorporated by reference to Form N-4, Registration No. 333-18113, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 26, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 10 to Form
     S-1, Registration No. 33-20018, filed April 9, 1998 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 12 to Form
     S-1, Registration No. 33-20018, filed on April 16, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note 7) Incorporated by reference to Form S-6, Registration No. 333-85117 filed
     August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 8) Incorporated by reference to the Initial Registration on Form N-4,
     Registration No. 333-49230 filed November 3, 2000 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 9) Incorporated by reference to Form S-6 Registration No. 333-49334 filed
     February 8, 2001 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 10) Incorporated by reference to Post-Effective Amendment No. 14 to Form
     S-1, Registration No. 33-20018, filed April 10, 2001 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note 11) Incorporated by reference to Post-Effective Amendment No. 5 to Form
     S-6, Registration No. 333-85117 filed June 28, 2001 of behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 12) Incorporated by reference to Post-Effective Amendment No. 2 to this
  Registration Statement, filed September 28, 2001.

(Note 13) Incorporate by reference to Post-Effective Amendment No. 4 to this Registration Statement, filed December 10, 2002.


(Note 14) Incorporated by reference to initial Form S-3, Registration
No. 333-333-49230 filed February 27, 2003 on behalf of Pruco Life Insurance Company of New Jersey.



(Note 15) Incorporated by reference to Post-Effective Amendment No. 5 to Form S-6, Registration No. 333-85117 filed June 28, 2001 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

See Part B: Directors and Officers.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a corporation organized under the laws of New Jersey, is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America, ("Prudential"), a stock life insurance company organized under the laws of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc., a New Jersey insurance holding company.

Pruco Life of New Jersey may be deemed to control the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940: the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Single Premium Variable Life Account, the Pruco Life of New Jersey Single Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant), the Pruco Life of New Jersey Modified Guaranteed Annuity Account and the Pruco Life of New Jersey Variable Real Property Account (separate accounts of Pruco Life of New Jersey)

The above-referenced separate accounts, along with Prudential and certain of Prudential's separate accounts, hold the majority of the shares of The Prudential Series Fund, Inc., a Maryland corporation. In addition, The Prudential holds all the shares of Prudential's Gibraltar Fund, a Maryland Corporation, in three of its separate accounts. The Prudential Series Fund, Inc. and Prudential's Gibraltar Fund are registered as open-end diversified, management investment companies under the Investment Company Act of 1940. Additionally, the aforementioned separate accounts of Prudential are registered as unit investment trusts under the Investment Company Act of 1940.

In addition, Pruco Life of New Jersey may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11, separate accounts of Prudential, all of which are registered as open-end, diversified, management investment companies under the Investment Company Act of 1940 and with the Prudential Variable Contract Account-24, a registered unit investment trust.


The subsidiaries of Prudential Financial, Inc. are listed under Item 26 of Post-Effective Amendment No. 3 to the Form N-4 Registration Statement for Pruco Life Flexible Premium Variable Annuity Account, Registration No. 333-52754, filed April 17, 2003, the text of which is hereby incorporated.


ITEM 27. NUMBER OF CONTRACT OWNERS


As of February 28, 2003 there were 853 owners of qualified contracts and 706 of non-qualified contracts offered by the Registrant.


ITEM 28. INDEMNIFICATION

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions and exclusions of the insurance policies.

New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the

Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS


   (a) Prudential Investment Management Services LLC (PIMS)



Prudential Investment Management Services, LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., is distributor for Cash Accumulation Trust COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Jennison Equity Opportunity Fund, Jennison Growth Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Active Balanced Fund, Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.



PIMS is also distributor of the following unit investment trust: Separate Accounts; The Prudential Variable Contract Account-24, The Prudential Variable Contract Account GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.



                                                                               POSITIONS AND
                                                      POSITIONS AND OFFICES    OFFICES WITH
                              NAME (1)                  WITH UNDERWRITER        REGISTRANT
                 ----------------------------------  ----------------------   ------------
                 Robert F. Gunia...................  President                None

                 John T. Doscher...................  Senior Vice President
                                                     and Chief Compliance
                                                     Officer                  None

                 Stephen Pelletier.................  Executive Vice
                                                     President                None

                 Scott G. Sleyster.................  Executive Vice
                                                     President                None

                 John R. Strangfeld................  Executive Vice
                                                     President                None


                 William V. Healey.................  Senior Vice President,
                                                     Secretary and Chief
                                                     Legal Officer            None


                 Margaret M. Deverell..............  Senior Vice President,
                                                     Comptroller and Chief
                                                     Financial Officer        None

                 Peter J. Boland...................  Vice President and
                                                     Deputy Chief Operating
                                                     Officer                  None

                 C. Edward Chaplin.................  Executive Vice
                                                     Presidentt and
                                                     Treasurer                None

----------

(1) The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102 unless otherwise noted.

(c)


-------------------------------------------------------------------------------------------------------
                              Net Underwriting
Name of Principal             Discounts and            Compensation on         Brokerage
Underwriter                   Commissions              Redemption              Commission
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Prudential Investment         $ 4,640,747            $ -0-                   $-0-
-------------------------------------------------------------------------------------------------------
Management Services, LLC
-------------------------------------------------------------------------------------------------------

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31
(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e) Pruco Life of New Jersey hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Pruco Life of New Jersey.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule of 485(b) for effectiveness of this registration statement and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 23rd day of April, 2003.


                  THE PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM
                            VARIABLE ANNUITY ACCOUNT
                                  (Registrant)

                BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                  (Depositor)




       Attest:  /s/ CLIFFORD E. KIRSCH                  /s/  ANDREW J. MAKO
       --------------------------------                 -------------------
               CLIFFORD E. KIRSCH                       ANDREW J. MAKO
               CHIEF LEGAL OFFICER AND SECRETARY        PRESIDENT



                                   SIGNATURES


    As required by the Securities Act of 1933, this Post-Effective Amendment No. 6 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.



                         SIGNATURE AND TITLE
                    *
            -----------------------------------
                    VIVIAN L. BANTA                          Date:  April 23, 2003
                    CHAIRMAN AND
                    DIRECTOR


                    *
            ------------------------------------
                    WILLIAM J. ECKERT, IV
                    VICE PRESIDENT AND CHIEF
                     ACCOUNTING OFFICER

                                                            *By: CLIFFORD E. KIRSCH
                                                             -----------------------

                    *                                        CLIFFORD E. KIRSCH
            ------------------------------------             (ATTORNEY-IN-FACT)
                    JAMES J. AVERY JR.
                    VICE CHAIRMAN AND DIRECTOR


                    *
            ------------------------------------
                    RONALD P. JOELSON
                    DIRECTOR


                    *
            ------------------------------------
                    RICHARD J. CARBONE
                    DIRECTOR


                    *
            ------------------------------------
                    HELEN M. GALT
                    DIRECTOR


                    *
            ------------------------------------
                    DAVID R. ODENATH, JR.
                    DIRECTOR


            ------------------------------------
                    ANDREW J. MAKO
                    PRESIDENT AND DIRECTOR

                                 EXHIBIT INDEX



EXHIBITS


(4)(g)(i)  Endorsement ORD 112898-NY



(4)(g)(ii) Endorsement ORD 112899-NY


(9)        Opinion of Counsel

(10)(a) Written consent of PricewaterhouseCoopers LLP independent accountants.

(13)       Schedule of Performance Computations.